As filed with the Securities and Exchange Commission on March 1, 1996

                                                           File Nos.
                                                           33-7785
                                                           811-4787

                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             FORM N-1A

   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

   Pre-Effective Amendment No.

   Post-Effective Amendment No. 13                 (X)

                              and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  14                               (X)

                 FRANKLIN NEW YORK TAX-FREE TRUST
         (Exact Name of Registrant as Specified in Charter)

            777 MARINERS ISLAND BLVD., SAN MATEO, CA  94404
          (Address of Principal Executive Offices)  (Zip Code)

Registrant's Telephone Number, Including Area Code (415) 312-2000

Harmon E. Burns, 777 Mariners Island Blvd., San Mateo, CA  94404
     (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective
(check appropriate box)
____ immediately upon filing pursuant to paragraph (b)
____ on (date) pursuant to paragraph (b)
     60 days after filing pursuant to paragraph (a)(i)
 x   on May 1, 1996 pursuant to paragraph (a)(i)
     75 days after filing pursuant to paragraph (a) (ii) on (date) pursuant to paragraph (a)(ii) of rule 485

If appropriate, check the following box:

  [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.




Declaration Pursuant to Rule 24f-2. The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on February 27, 1996.

                        FRANKLIN NEW YORK TAX-FREE TRUST

                              CROSS REFERENCE SHEET
                                    FORM N-1A
                   Part A: Information Required in Prospectus
                   (Franklin New York Tax-Exempt Money Fund)

N-1A                                       Location in
Item No.       Item                        Registration Statement

1.             Cover Page                  Cover Page

2.             Synopsis                    "Expense Table"

3.             Condensed Financial         "Financial Highlights - How Has the
               Information                 Fund Performed?"; "How Does the Fund
                                           Measure Performance?"

4.             General Description         "What is the Franklin New York
                                           Tax-Exempt Money Fund?"; "How Does
                                           the Fund Invest Its Assets?";
                                           "General Information"

5.             Management of Trust         "Who Manages the Fund?"

5A.            Management's Discussion of  Contained in Registrant's Annual
               Fund Performance            Report to Shareholders

6.             Capital Stock and Other     "What Distributions Might I Receive
               Securities                  from the Fund?"; "How Taxation
                                           Affects You and the Fund"; "General
                                           Information"

7.             Purchase of Securities      "How Do I Buy Shares?"; "How
               Being Offered               Taxation Affects You and the Fund";
                                           "What Program and Privileges Are
                                           Available to Me as a Shareholder?";
                                           "What If My Investment Outlook
                                           Changes? - Exchange Privilege"; "How
                                           Are Fund Shares Valued?"

8.             Redemption or Repurchase    "How Do I Sell Shares?"; "How Are
                                           Fund Shares Valued?"; "How Do I Get
                                           More Information About My
                                           Investment?"; "What If My Investment
                                           Outlook Changes? - Exchange
                                           Privilege"; "General Information";
                                           "Telephone Transactions"

9.             Pending Legal Proceedings   Not Applicable


                        FRANKLIN NEW YORK TAX-FREE TRUST

                             CROSS REFERENCE SHEET
                                   FORM N-1A
                   Part A: Information Required in Prospectus
                (Franklin New York Insured Tax-Free Income Fund)

N-1A                                       Location in
Item No.       Item                        Registration Statement

1.             Cover Page                  Cover Page

2.             Synopsis                    "Expense Table"

3.             Condensed Financial         "Financial Highlights - How Has the
               Information                 Fund Performed?"; "How Does the Fund
                                           Measure Performance?"

4.             General Description         "What Is the Franklin New York
                                           Insured Tax-Free Income Fund?"; "How
                                           Does the Fund Invest Its Assets?";
                                           "General Information"

5.             Management of Trust         "Who Manages the Fund?"

5A.            Management's Discussion of  Contained in Registrant's Annual
               Fund Performance            Report to Shareholders

6.             Capital Stock and Other     "What Distributions Might I Receive
               Securities                  From the Fund?";  "Taxation of the
                                           Fund and Its Shareholders"; "General
                                           Information"

7.             Purchase of Securities      "How Do I Buy Shares?"; "How
               Being Offered               Taxation Affects You and the Fund";
                                           "What Programs and Privileges Are
                                           Available to Me as a Shareholder?";
                                           "What If My Investment Outlook
                                           Changes?- Exchange Privilege"; "How
                                           Are Fund Shares Valued?"

8.             Redemption or Repurchase    "How Do I Sell Shares?"; "How Are
                                           Fund Shares Valued?"; "How Do I Get
                                           More Information About My
                                           Investment?"; "What If My Investment
                                           Outlook Changes? - Exchange
                                           Privilege"; "General Information";
                                           "Telephone Transactions"

9.             Pending Legal Proceedings   Not Applicable


                        FRANKLIN NEW YORK TAX-FREE TRUST

                             CROSS REFERENCE SHEET
                                   FORM N-1A
                   Part A: Information Required in Prospectus
           (Franklin New York Intermediate-Term Tax-Free Income Fund)

N-1A                                       Location in
Item No.       Item                        Registration Statement

1.             Cover Page                  Cover Page

2.             Synopsis                    "Expense Table"

3.             Condensed Financial         "Financial Highlights - How Has the
               Information                 Fund Performed?"; "How Does the Fund
                                           Measure Performance?"

4.             General Description         "What Is the Franklin New York
                                           Intermediate-Term Tax-Free Income
                                           Fund?"; "How Does the Fund Invest
                                           Its Assets?"; "General Information"

5.             Management of Trust         "Who Manages the Fund?"

5A.            Management's Discussion of  Contained in Registrant's Annual
               Fund Performance            Report to Shareholders

6.             Capital Stock and Other     "What Distributions Might I Receive
               Securities                  From the Fund?";  "How Taxation
                                           Affects you and the Fund"; "General
                                           Information"

7.             Purchase of Securities      "How to Buy Shares of the Fund";
               Being Offered               "How Taxation Affects You and the
                                           Fund"; "What Programs and Privileges
                                           Are Available to Me as a
                                           Shareholder?"; "What If My
                                           Investment Outlook Changes?-Exchange
                                           Privilege"; "How Are Fund Shares
                                           Valued?"

8.             Redemption or Repurchase    "How Do I Sell Shares?"; "How Are
                                           Fund Shares Valued?"; "How Do I Get
                                           More Information About My
                                           Investment?"; "What If My Investment
                                           Outlook Changes? - Exchange
                                           Privilege"; "General Information";
                                           "Telephone Transactions"

9.             Pending Legal Proceedings   Not Applicable


                        FRANKLIN NEW YORK TAX-FREE TRUST
                             CROSS REFERENCE SHEET
                                   FORM N-1A

                        Part B: Information Required in
                      Statement of Additional Information

N-1A                                        Location in
Item No.       Item                         Registration Statement

10.            Cover Page                   Cover Page

11.            Table of Contents            Contents

12.            General Information and      Cover Page; see also section "What
               History                      Is the Franklin New York Tax-Exempt
                                            Money Fund?"; "What Is the Franklin
                                            New York Insured Tax-Free Income
                                            Fund?"; "What Is the Franklin New
                                            York Intermediate-Term Tax-Free
                                            Fund?" in the Funds' Prospectuses

13.            Investment Objectives and    "How Do the Funds Invest Their
               Policies                     Assets"; "Description of Municipal
                                            and Other Securities"; "Investment
                                            Restrictions"; "Insurance (Insured
                                            Fund Only)"

14.            Management of the Trust      "Officers and Trustees"; "Investment
                                            Advisory and Other Services"

15.            Control Persons and          "Officers and Trustees"; "Investment
               Principal Holders of         Advisory and Other Services"
               Securities

16.            Investment Advisory and      "Investment Advisory and Other
               Other Services               Services"

17.            Brokerage Allocation         "How Do the Funds Purchase
                                            Securities For Their Portfolios?"

18.            Capital Stock and Other      "How Do I Buy and Sell Shares?";
               Services                     "How Are Fund Shares Valued?";
                                            "General Information"

19.            Purchase, Redemption         "Additional Information Regarding
               Pricing of Securities Being  Fund Shares?"
               Offered

20.            Tax Status                   "Additional Information Regarding
                                            Taxation"

21.            Underwriters                 "The Trust's Underwriter"

22.            Calculation of Performance   "General Information"
               Data

23.            Financial Statements         "Financial Statements"


FRANKLIN
NEW YORK
TAX-EXEMPT
MONEY FUND

FRANKLIN NEW YORK TAX-FREE TRUST

PROSPECTUS


MAY 1, 1996


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

The Franklin New York Tax-Exempt Money Fund (the "Fund") is one of three non-diversified series of the Franklin New York Tax-Free Trust (the "Trust"), an open-end management investment company. The Fund is a no-load, non-diversified, open-end series of the Trust offering individual investors, corporations and other institutions a convenient way to invest in a professionally managed portfolio of high quality, short-term municipal securities, primarily of the state of New York, its political subdivisions and New York City. The Fund's investment objective is to provide investors with as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investment management, while seeking preservation of shareholders' capital and liquidity in its investments.


This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful.


AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


An SAI concerning the Trust, dated May 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.


This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS                                               PAGE

Expense Table


Financial Highlights - How Has the Fund Performed?


What Is the New York Tax-Free Trust?

How Does the Fund Invest Its Assets?

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?


Telephone Transactions


How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?


General Information


Registering Your Account


Important Notice Regarding
  Taxpayer IRS Certifications

Risk Factors in New York

EXPENSE TABLE


The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of the Fund, before fee waivers and expense reductions, for the fiscal year ended December 31, 1995.

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
Management Fees                                                        0.62%*
Other Expenses:
  Shareholder Servicing Costs                                         0.12  %
  Reports to Shareholders                                             0.07  %
  Other Expenses                                                      0.04  %
Total Other Expenses                                                   0.23%
Total Fund Operating Expenses                                          0.85%*


*Advisers has agreed in advance to waive a portion of its management fee and to make certain payments to reduce expenses of the Fund. With this reduction, management fees and total operating expenses represented 0.37% and 0.60%, respectively, of the average net assets of the Fund.

Investors should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an individual's own investment in the Fund. Rather, the table has been provided only to assist investors in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, investors should refer to the appropriate sections of this Prospectus.


EXAMPLE


As required by SEC regulations, the following example illustrates the expenses that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.



ONE YEAR             THREE YEARS        FIVE YEARS          TEN YEARS
$9                   $27               $47                 $105

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.


This example is based on the aggregate annual operating expenses, before fee waivers or expense reductions, shown above and should not be considered a representation of past or future expenses, which may be more or less than those shown. The operating expenses are borne by the Fund and only indirectly by shareholders as a result of their investment in the Fund. In addition, federal regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?


Set forth below is a table containing the financial highlights for a share of the Fund. The information for each of the five fiscal years in the period ended December 31, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Fund's Trust's Annual Report to Shareholders dated December 31, 1995. The remaining figures, which are also audited, are not covered by the auditors' current report. See "Reports to Shareholders" under "General Information" in this Prospectus.




                         Per Share Operating Performance                                            Ratios/Supplemental Data
                                                                                                                Ratio of Net
             Net Asset            Net Realized            Distributions Net Asset          Net Assets   Ratio of  Investment
    Year       Value       Net    & Unrealized  Total From  From Net     Value              at End     Expenses    Income  Portfolio
    Ended    Beginning Investment   Gains on    Investment Investment   at End     Total    of Year   to Average to Average Turnover
 December 31  of Year    Income    Securities   Operations   Income     of Year   Return+ (in 000's) Net Assets++Net Assets   Rate
----------------------------------------------------------------------------------------------------------------------------------
1986*          $1.00      $.014         $-        $.014      $(.014)      $1.00   1.07%      $ ,825       -%      4.27%***     - %
1987**          1.00       .041          -         .041       (.041)      1.00    4.17       54,886      .44      4.04         -
1988**          1.00       .044          -         .044       (.044)      1.00    4.51       53,877      .46      4.46         -
1989            1.00       .056          -         .056       (.056)      1.00    5.75       75,556      .57      5.59         -
1990            1.00       .050          -         .050       (.050)      1.00    5.13       92,277      .59      5.02         -
1991            1.00       .036          -         .036       (.036)      1.00    3.63       70,503      .69      3.52         -
1992            1.00       .021          -         .021       (.021)      1.00    2.10       54,122      .65      2.12         -
1993            1.00       .017          -         .017       (.017)      1.00    1.67       50,317      .63      1.68         -
1994            1.00       .021          -         .021       (.021)      1.00    2.11       64,835      .60      2.12         -
1995            1.00       .031          -         .031       (.031)      1.00    3.11       61,079      .60      3.06         -




*For the period October 10, 1986 (effective date of registration) to December
31, 1986.

**Restated for change in fiscal year from August 31 to December 31.

***Annualized.

+Total return measures the change in value of an investment over the period indicated. It is not annualized. It assumes reinvestment of dividends and capital gains, if any, at net asset value.

++During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and to make payments of other expenses incurred by the Fund. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

 .
Period Ended                        Ratio of Expenses to
Dec. 31                             Average Net Assets

1987                                .78%
1988                                .82
1989                                .82
1990                                .79
1991                                .84
1992                                .89
1993                                .97
1994                                .93
1995                                .85




WHAT IS THE FRANKLIN NEW YORK TAX-FREE TRUST?


The Trust is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust in July 1986 and registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of three series, each of which issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. This Prospectus relates only to the Franklin New York Tax-Exempt Money Fund.

The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that this will be achieved. Although a shareholder may write redemption drafts (similar to checks) against the account, the purchase of shares of the Fund does not create a checking or other bank account.


Shares of the Fund may be purchased at net asset value (without a sales charge) with an initial investment of at least $500 and subsequent investments of $25 or more. (See "How Do I Buy Shares?")

HOW DOES THE FUND INVEST ITS ASSETS?


The Fund seeks to provide investors with as high a level of income exempt from federal income taxes and from the personal income taxes of New York State and New York City as is consistent with prudent investment management, while seeking the preservation of shareholders' capital and liquidity. This objective is a fundamental policy of the Fund and may not be changed without shareholder approval. As with any investment, there is no assurance that the Fund's objective will be achieved.

Under normal market conditions, the Fund attempts to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its total assets in debt obligations issued by or on behalf of the state of New York or any state, territory or possession of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political sub-divisions, the interest on which is exempt from regular federal income taxes and is not subject to the federal alternative minimum tax. It is possible, although not anticipated, that up to 20% of the Fund's net assets could be in municipal securities subject to the alternative minimum tax and/or in taxable obligations.

In addition, under normal market conditions, the Fund will invest at least 65% of its total assets in high quality municipal securities and obligations issued by or on behalf of the state of New York and its local governments, municipalities, authorities, agencies and political subdivisions, and those of certain other governmental issuers, such as the Commonwealth of Puerto Rico, which pay income exempt from regular federal and New York State and New York City income taxes ("New York Municipal Securities"). Dividends paid by the Fund which are derived from interest on tax-exempt obligations that are not New York Municipal Securities will be exempt from federal income tax, but will be subject to New York State and New York City personal income taxes. It is possible, although not anticipated, that up to 35% of the Fund's net assets could be in municipal securities from a state other than New York.

For temporary defensive purposes only, the Fund may invest (i) more than 20% of its assets (which could be up to 100%) in money market instruments the interest on which is subject to regular federal income tax and/or the alternative minimum tax, and (ii) more than 35% of the value of its net assets (which could be up to 100%) in money market instruments the interest on which is exempt from regular federal income taxes but not New York State and New York City personal income taxes. Periods when a defensive posture is warranted include those periods when the Fund's monies available for investment exceed the New York Municipal Securities then available for purchase and which meet the Fund's objective or, in the investment manager's opinion, there exist uncertain economic, market, political, or legal conditions which may jeopardize the value of some or all types of municipal securities.

In accordance with procedures adopted pursuant to Rule 2a-7 under the 1940 Act, the Fund limits its investments to those U.S. dollar denominated instruments which the Board of Trustees of the Trust determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories (within which there may be sub-categories or gradations indicating relative standing) as determined by nationally recognized statistical rating organizations, or which are unrated and of comparable quality, with remaining maturities of 397 calendar days or less ("Eligible Securities"). The Fund maintains a dollar weighted average maturity of the securities in its portfolio of 90 days or less. These procedures are not fundamental policies of the Fund. See the SAI for a description of ratings.

If a security ceases to be rated in the highest rating category, or the investment manager becomes aware that a security has been rated below the second highest rating category, not including changes in a security's relative standing within a category, subsequent to its purchase by the Fund, the Board of Trustees will promptly reassess whether such security presents minimal credit risks and shall take such action as it deems to be in the best interest of the Fund and its shareholders, unless such security is sold or matures within five business days of the investment manager becoming aware of the new rating category and the trustees are notified of the investment manager's actions. In addition to considering ratings assigned by the rating services in its selection of portfolio securities for the Fund, the investment manager will consider, among other things, information concerning the financial history and condition of the issuer, the revenue and expense prospects and, in the case of revenue bonds, the financial history and condition of the source of revenue to service the bonds. Because the Fund limits its investments to high quality securities, the Fund's portfolio will generally earn lower yields than if the Fund purchased securities with a lower rating and correspondingly greater risk and the yield to shareholders in the Fund is accordingly likely to be lower.

The Fund may borrow from banks for temporary or emergency purposes and pledge up to 5% of its total assets therefor. Although the Fund does not currently intend to do so, consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. See the SAI for more information.

It is the policy of the Fund that restricted securities and other illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of the purchase, more than 10% of the value of the total net assets of the Fund.

MUNICIPAL SECURITIES

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of the state of New York or any state, territory or possession of the U.S. and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security is generally rendered to the issuer by the issuer's bond counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. The Fund will purchase municipal securities only to the extent the purchase of such securities would be consistent with the maturity and other requirements of Rule 2a-7 under the 1940 Act. Further information on the maturity and funding classifications of municipal securities is included in the SAI.

The Fund may invest up to 25% of its net assets in the debt obligations of a single municipal issuer. It is possible, from time to time, that the Fund will invest more than 25% of its assets in a particular segment of the municipal securities market, including, but not limited to, hospital revenue bonds, housing agency bonds, industrial development bonds, transportation bonds, or pollution control revenue bonds. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or needs for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.


The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"), and under the income tax provisions of some states. This interest could subject a shareholder to, or increase the shareholder's liability under, the federal alternative minimum tax, depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject a corporate shareholder to, or increase its liability under, the federal alternative minimum tax, because such distributions are included in the corporation's "adjusted current earnings." In states with a corporate franchise tax, distributions of the Fund may also be fully taxable to a corporate shareholder under its state franchise tax system. Consistent with the Fund's investment objective, the Fund may acquire such private activity bonds if, in the investment manager's opinion, such bonds represent the most attractive investment opportunity then available to the Fund. As of December 31, 1995, the Fund had derived 10.71% of its income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors.


The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates. The Fund may also invest in variable or floating rate demand notes ("VRDNs"), which carry a demand feature that permits the Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligation, which amount may be more or less than the amount the Fund paid for such obligation. Because of the demand feature, the prices of VRDNs may be higher and the yields lower than they otherwise would be for obligations without a demand feature. The Fund may invest in floating rate and variable rate obligations carrying stated maturities in excess of one year at the date of purchase by the Fund if such obligations carry demand features that comply with certain conditions and rules adopted by the SEC. The Fund will limit its purchase of municipal securities that are floating rate and variable rate obligations to those meeting the quality standards set forth in this Prospectus. Frequently, such obligations are secured by letters of credit or other credit support arrangements. The quality of the underlying creditor must, as determined by the investment manager under the supervision of the Board of Trustees, also be equivalent to the quality standards set forth in this Prospectus. In addition, the investment manager monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations, as well as the creditworthiness of the institution responsible for paying the principal amount of the obligation under the demand feature.

The Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation and the value at delivery may be more or less than the purchase price. Although the Fund will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

The Fund may also invest in municipal lease obligations primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. For example, a COP may be created when long-term lease revenue bonds are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the bonds issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. The lessor is, in effect, a lender secured by the property being leased. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction must contain a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, being faced with increasingly tight budgets, therefore have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. In most cases, however, the private sector value of the property will be less than the amount the government lessee was paying.


While the risk of nonappropriation is inherent to COP financing, the Fund believes that this risk is mitigated by its policy of investing only in COPS in the two highest rating categories as determined by Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality. Criteria considered by the rating agencies and the investment manager in assessing such risk include the issuing municipality's credit rating, evaluation of how essential the leased property is to the municipality and the term of the lease compared to the useful life of the leased property. The Board of Trustees reviews the COPs held in the Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of comparable quality to the ratings required for the Fund's investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which the Fund may invest in COPs, as of December 31, 1995, 5.73% of the Fund's total net assets were invested in COPs or other municipal leases.


Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities, but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower rated municipal securities generally produce a higher yield than higher rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.

INVESTMENT RISK CONSIDERATIONS

While an investment in the Fund is not without risk, certain policies are followed in managing the Fund which may help to reduce the investor's risk. There are two categories of risks to which the Fund is subject: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. As with other debt instruments, the price of the securities in which the Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Fund's investments may rise. Since the Fund will generally invest primarily in New York Municipal Securities, there are certain specific factors and considerations concerning New York which may affect the credit and market risk of the municipal securities that the Fund may purchase. See "Risk Factors in New York" for a discussion of these factors.

As a non-diversified series of the Trust, the Fund is not subject to any statutory restriction under the 1940 Act with respect to the concentration of its investments in the assets of one or more issuers. This concentration may present greater risks than in the case of a diversified series of an investment company. (See the SAI for the diversification requirements the Fund intends to meet in order to qualify as a regulated investment company under the Code.)


WHO MANAGES THE FUND


The Board of Trustees has the primary responsibility for the overall management of the Fund and for electing the officers of the Fund who are responsible for administering its day-to-day operations.


Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Through its subsidiaries, Resources is engaged in various aspects of the financial services industry. Advisers acts as investment manager or administrator to 36 U.S. registered investment companies (118 separate series) with aggregate assets of over $80 billion, approximately $41 billion of which are in the municipal securities market.


Pursuant to the management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.


During the fiscal year ended December 31, 1995, fees totaling 0.62% of the average daily net assets of the Fund would have accrued to Advisers. Total operating expenses, including management fees, would have represented 0.85% of the average daily net assets of the Fund. Pursuant to an agreement by Advisers to limit its fees, the Fund paid management fees totaling 0.37% of the average daily net assets of the Fund and operating expenses totaling 0.60%.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded on a "net" basis, that is, in principal transactions without the addition or deduction of brokerage commissions or transfer taxes. In the event that the Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through which such transactions will be effected. The Manager will try to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Do the Funds Purchase Securities For Their Portfolios" in the SAI.


Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


The Fund declares dividends for each day that its net asset value is calculated, payable to shareholders of record as of the close of business the preceding day. The amount of dividends may fluctuate from day to day and dividends may be omitted on some days, depending on changes in the factors that comprise the Fund's net investment income. THE FUND DOES NOT PAY "INTEREST" TO ITS SHAREHOLDERS, NOR IS ANY AMOUNT OF DIVIDENDS OR RETURN GUARANTEED IN ANY WAY.

Dividends are automatically reinvested daily in the form of additional shares of the Fund at the net asset value per share at the close of business each day. The daily dividend includes accrued interest and any original issue and market discount, plus or minus any gain or loss on the sale of portfolio securities and changes in unrealized appreciation or depreciation in portfolio securities (to the extent required to maintain a stable net asset value per share), less amortization of any premium paid on the purchase of portfolio securities and the estimated expenses of the Fund.

The federal income tax treatment of dividends and distributions is the same whether received in cash or reinvested in Fund shares.

The SAI includes a further discussion of distributions.

DIVIDENDS IN CASH

Shareholders may request to have their dividends paid out monthly in cash by notifying Investor Services. For such shareholders, the shares reinvested and credited to their account during the month will be redeemed as of the close of business on the last business day of the month and the proceeds will be paid to them in cash. By completing the "Special Payment Instructions for Dividends" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to another fund in the Franklin Group of FundsAE or the Templeton Group, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department.


HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled "Additional Information Regarding Taxation" in the SAI.


Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, the Fund has qualified and continues to qualify to pay exempt-interest dividends to its shareholders. Such exempt-interest dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax for Fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of New York and its political subdivisions, from interest on direct obligations of the federal government, or from interest on U.S. territorial obligations (including Puerto Rico, the U.S. Virgin Islands and Guam), they will also be exempt from New York State and New York City personal income taxes. For corporate taxpayers subject to the New York State franchise tax, however, the foregoing categories of interest income will generally be taxable.

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions), from the excess of net short-term capital gain over net long-term capital loss, or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in December but which, for operational reasons, may not be paid to the shareholder until the following January will be treated for tax purposes as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be disallowed to the extent of exempt interest dividends paid with respect to such shares.


Since the Fund's income is derived from interest and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Fund for the fiscal year ended December 31, 1995, qualified for this deduction and it is not anticipated that any of the current year's dividends will so qualify.


The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes interest income that is a tax preference item under the alternative minimum tax. Shareholders who have not held shares of the Fund for a full calendar year may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of their investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in the hands of a shareholder, are includible in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to federal income tax. Shareholders are required to disclose the receipt of tax-exempt interest on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes.

The foregoing description relates solely to federal income tax law and to New York State and New York City personal income tax treatment to the extent indicated. Shareholders should consult their tax advisors with respect to the applicability of other state and local income tax laws to distributions and redemption proceeds received from the Fund. Corporate, individual and trust shareholders should contact their tax advisors to determine the impact of Fund dividend distributions under the alternative minimum tax that may be applicable to a shareholder's particular tax situation.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.


HOW DO I BUY SHARES OF THE FUND?


Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares, and by the Fund directly. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. All shares of the Fund are purchased at the net asset value, without a sales charge, next determined after receipt of a purchase order in proper form. The minimum initial investment is $500 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established at Franklin. The Fund currently does not permit investment by market timing or allocation services ("Timing Accounts"), which generally include accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators.

Purchases in proper form received by the Fund prior to 3:00 p.m. Pacific time (6:00 p.m. Eastern time) will be credited to the shareholder's account on that business day. If received after 3:00 p.m., the purchase will be credited the following business day. Many of the types of instruments in which the Fund invests must be paid for in federal funds, which are monies held by its custodian bank on deposit at the Federal Reserve Bank of San Francisco and elsewhere. Therefore, the monies paid by an investor for shares of the Fund generally cannot be invested by the Fund until they are converted into and are available to the Fund in federal funds, which may take up to two days. In such cases, purchases by investors may not be considered in proper form and effective until such conversion and availability. In the event the Fund is able to make investments immediately (within one business day), it may accept a purchase order with payment other than in federal funds; in such event, shares of the Fund will be purchased at the net asset value next determined after receipt of the order and payment.

Shares may be purchased in any of the following ways:

BY MAIL

(1) For an initial investment, include the completed Shareholder Application contained in this Prospectus. For subsequent investments, the deposit slips which are included with the shareholder's monthly statement or checkbook (if one has been requested) may be used, or the shareholder should reference the account number on the check.

(2) Make the check, Federal Reserve draft or negotiable bank draft payable to Franklin New York Tax-Exempt Money Fund. Instruments drawn on other investment companies may not be accepted.

(3) Send the check, Federal Reserve draft or negotiable bank draft to Franklin New York Tax-Exempt Money Fund, 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777.

BY WIRE

(1) Call Franklin's Shareholder Services Department at 1-800/632-2301. If that line is busy, call 415/312-2000 collect, to advise that funds will be wired for investment. The Fund will supply a wire control number for the investment. It is necessary to obtain a new wire control number every time money is wired into an account in the Fund. Wire control numbers are effective for one transaction only and may not be used more than once. Shareholders should contact Franklin's Shareholder Services Department at the above telephone number to obtain a wire control number each time funds are to be wired for investment to the Fund. Wired money which is not properly identified with a currently effective wire control number will be returned to the bank from which it was wired and will not be credited to the shareholder's account.

(2) Wire funds to Bank of America, ABA routing number 121000358, for credit to Franklin New York Tax-Exempt Money Fund, A/C 1493-3-04779. The wire control number and shareholder's name must be included. Wired funds received by the Bank and reported by the Bank to the Fund by 3:00 p.m. Pacific time are normally credited on that day. Later wires are credited the following business day.

(3) If the purchase is not to an existing account, a completed Shareholder Application must be sent to Franklin New York Tax-Exempt Money Fund, at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777, to assure proper credit for the wire.

THROUGH SECURITIES DEALERS

Investors may, if they wish, invest in the Fund by purchasing shares through a securities dealer as noted above. Securities dealers which process orders on behalf of their customers may charge a reasonable fee for their services. Investments made directly, without the assistance of a securities dealer, are without charge. In certain states, shares of the Fund may be purchased only through registered securities dealers.

AUTOMATIC INVESTMENT PLAN

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program.

GENERAL

The Fund and Distributors reserve the right to reject any order for the purchase of shares of the Fund. In addition, the offering of shares of the Fund may be suspended by the Fund at any time and resumed at any time thereafter.

The Fund may impose a $10 charge for each returned item, against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.


WHAT PROGRAMS AND PRIVILEGES ARE AVAILABLE TO ME AS A SHAREHOLDER?


CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND TO SHAREHOLDERS WHOSE SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT, OR NETWORKED ACCOUNT THROUGH NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE THE SECTION CAPTIONED "ACCOUNT REGISTRATIONS" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and any capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested in writing by the shareholder or by the shareholder's securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to each shareholder monthly to reflect the daily dividends reinvested, as well as after each transaction which affects the shareholder's account, except a redemption effected by check. This statement will also show the total number of Fund shares owned by the shareholder, including the number of shares in "plan balance" for the account of the shareholder.

SYSTEMATIC WITHDRAWAL PLAN

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the shareholder's account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. The plan may be established on a monthly, quarterly, semiannual or annual basis.

Sufficient shares of the Fund will be liquidated (generally on the first business day of the month in which the distribution is scheduled) at net asset value to meet the specified withdrawals with payments generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Dividends" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another fund in the Franklin Group of Funds or the Templeton Group, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Withdrawals which may be paid in the interim will be sent to the address of record. Liquidation of shares may deplete the investment, and withdrawal payments cannot be considered as actual yield or income since part of such payments may be a return of capital. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder.

A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment, by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

MULTIPLE ACCOUNTS FOR FIDUCIARIES

Special procedures have been designed for banks and other institutions wishing to open multiple accounts in the Fund. Further information is included in the Trust's SAI.

RIGHTS OF ACCUMULATION

The cost or current value (whichever is higher) of the shares in the Fund will be included in determining the sales charge discount to which an investor may be entitled when purchasing shares in one or more of the funds in the Franklin Group of FundsAE and the Templeton Group of Funds which are sold with a sales charge. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds, except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction) and (c) the U.S. mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.")

Purchases of Fund shares will also be included toward the completion of a Letter of Intent with respect to any of the funds in the Franklin Templeton Funds which are sold with a sales charge.


To assist shareholders in obtaining additional information regarding these programs, a list of telephone numbers is included under "How Do I Get More Information About My Investment?"


INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact Franklin's Institutional Services Department at 1-800/321-8563.


WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE


The Franklin Group of FundsAE and the Templeton Group consist of a number of investment companies with various investment objectives and policies. The shares of most of these investment companies are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, Fund shares may be exchanged for shares of any of the other investment companies in the Franklin Group of Funds or the Templeton Group which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges. Exchanges may be made in any of the following ways:

EXCHANGES BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

EXCHANGES BY TELEPHONE

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTSAE system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to effect exchanges from the Fund into an identically registered account in one of the other available funds in the Franklin Group of Funds or the Templeton Group. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

EXCHANGES THROUGH SECURITIES DEALERS

As is the case with all purchases of the Fund's shares, Investor Services will accept exchange orders by telephone or by other means of electronic transmission from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES


Shares of the Fund acquired other than pursuant to the exchange privilege or the reinvestment of dividends with respect to such shares, may be exchanged at the offering price of one of the other funds in the Franklin Group of Funds or the Templeton Group. Such offering price includes the applicable sales charge of the fund into which the shares are being exchanged. Although there are no exchanges between different classes of shares, shareholders of a Class II Franklin Templeton Fund may, however, elect to direct their dividends and capital gain distributions to the Fund at net asset value. Exchanges will be effected at the respective net asset values or offering prices of the funds involved at the close of business on the day on which the request is received in proper form.


There are differences among the many funds in the Franklin Group of Funds and the Templeton Group. Before making an exchange, a shareholder should obtain and review a current prospectus of the fund into which the shareholder wishes to transfer.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

The Fund currently does not accept investments from Timing Accounts.

HOW DO I SELL SHARES?

All or any part of a shareholder's investment may be converted into cash, without penalty or charge, by redeeming shares in any one of the methods discussed below on any day the New York Stock Exchange (the "Exchange") is open for trading. Regardless of the method of redemption, payment for the shareholder's redeemed shares will be sent within seven days after receipt of the redemption request in proper form, except that the Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with such instruments will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

Shares may be redeemed in any of the following ways:

1. BY CHECK

The Fund will supply redemption drafts (which are similar to checks and are referred to as checks throughout this Prospectus) to shareholders who have requested them on the Shareholder Application. The election of the check redemption procedure does not create a checking account or other bank account relationship between a shareholder and the Fund or any bank. These checks are drawn through the Fund's custodian, Bank of America NT & SA (the "Custodian" or "Bank"). Shareholders will generally not be able to convert a check drawn on the Fund account into a certified or cashier's check by presentation at the Fund's Custodian. The shareholder may make checks payable to the order of any person in any amount not less than $100. There is no charge to the shareholder for this check redemption procedure.

When such a check is presented for payment, the Fund will redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check has cleared. Shares will be redeemed at their net asset value next determined after receipt of a check which does not exceed the collected balance of the account. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check.

Because the Fund is not a bank, no assurance can be given that stop payment orders on checks written by shareholders will be effective. The Fund, however, will use its best efforts to see that such orders are carried out.

Shareholders will be subject to the right of the Bank to return unpaid checks in amounts exceeding the collected balance of their account at the time the check is presented for payment. Checks should not be used to close a Fund account because when the check is written, the shareholder will not know the exact total value of the account on the day the check clears. The Bank reserves the right to terminate this service at any time upon notice to shareholders.

2. BY TELEPHONE

A shareholder may redeem shares by telephoning the Fund at 1-800/632-2301. Payment of redemption requests of $1,000 or less (once per business day) will be sent by mail to the shareholder's address as reflected on the Fund's records. For payments over $1,000, the shareholder must complete the "Wire Redemptions Privilege" section of the Shareholder Application. Proceeds will then be wired directly to the commercial bank or brokerage firm designated by the shareholder. Wires will not be sent for redemption requests of $1,000 or less. Shareholders may have redemption proceeds of over $1,000, up to $50,000 per day per Fund account, sent directly to their address of record by filing a completed Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement") included with this Prospectus. Information may be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling the number above. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

Telephone redemption requests received before 3:00 p.m. Pacific time on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Wire payments will be transmitted the next business day following receipt prior to 3:00 p.m. Pacific time of a request for redemption in proper form. Shareholders may wish to allow for longer processing time if they want to assure that redemption proceeds will be available at a specific time for a specific transaction. Shareholders may be able to have redemption proceeds wired to an escrow account the same day, provided that the request is received prior to 9:00 a.m. Pacific time.

Redemption instructions must include the shareholder's name and account number and be called to the Fund. No shares for which share certificates have been issued may be redeemed by telephone instructions. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from Franklin's Institutional Services Department by telephoning 1-800/321-8563.

During periods of drastic economic or market changes, it is possible that the telephone redemption privilege may be difficult to implement. In this event, shareholders should follow the other redemption procedures discussed in this section. The telephone redemption privilege may be modified or discontinued by the Fund at any time upon 60 days' notice to shareholders.

3. BY MAIL

A shareholder may redeem all or a portion of the shares owned by sending a letter to Investor Services, at the address shown on the back cover of this Prospectus, requesting redemption and surrendering share certificates if any have been issued.

IMPORTANT THINGS TO REMEMBER
WHEN REDEEMING SHARES

Written requests for redemption must be signed by all registered owners.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced below. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

To be considered in proper form, signature(s) must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signature(s) must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and (2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) is not listed on the account registration.

Custodial - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

Written requests for redemption, all share certificates, and all certificate assignment forms should be sent to the Fund or Investor Services at the address shown on the back cover of this Prospectus.

Payment for written requests for redemption will be sent within seven days after receipt of the request in proper form. Redemptions will be made in cash at the net asset value per share next determined after receipt by the Fund of a redemption request in proper form, including all share certificates, assignments, signature guarantees and other documentation as may be required by Investor Services. The amount received upon redemption may be more or less than the shareholder's original investment. Redemptions may be suspended under certain limited circumstances pursuant to rules adopted by the SEC.

Wiring of redemption proceeds is a special service made available to shareholders whenever possible. The offer of this service, however, does not bind the Fund to meet any redemption request by wire or in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to any shareholder or other person for a redemption payment by wire which for any reason may not be processed as described in this section.

CONTINGENT DEFERRED SALES CHARGE

The Fund does not impose either a front-end sales charge or a contingent deferred sales charge. If, however, the shares redeemed were shares acquired by exchange from another of the Franklin Templeton Funds which would have assessed a contingent deferred sales charge upon redemption, such charge will be made by the Fund, as described below. The 12-month contingency period will be tolled (or stopped) for the period such shares are exchanged into and held in the Fund.

In certain Franklin Templeton Funds, in order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to certain redemptions made by those investors within 12 months of the calendar month after such investments. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by Distributors. In determining if a charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) shares representing amounts attributable to capital appreciation; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than 12 months; and followed by any shares held less than 12 months, on a "first in, first out" basis.

Requests for redemptions for a SPECIFIED DOLLAR amount, unless otherwise specified, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

TELEPHONE TRANSACTIONS

Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.


All shareholders will be able to: (i) effect a change in address, (ii) change a dividend option, (iii) transfer Fund shares in one account to another identically registered account in the Fund, and (iv) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How Do I Sell Shares? - By Telephone" will be able to redeem shares of the Fund.


VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions only if such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.


HOW ARE FUND SHARES VALUED?


The net asset value of the shares of the Fund is determined by the Fund at 3:00 p.m. Pacific time each day that the Exchange is open for business. The net asset value per share is calculated by adding the value of all portfolio holdings and other assets, deducting the Fund's liabilities, and dividing the result by the number of Fund shares outstanding.


The valuation of the Fund's portfolio securities is based upon their amortized cost value, which does not take into account unrealized capital gain or loss. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund's use of amortized cost which facilitates the maintenance of the Fund's per share net asset value of $1.00 is permitted by Rule 2a-7. Further information is included under "How Are Fund Shares Valued?" in the SAI.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?


Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, shareholders may access an automated system (day or night) which offers the following features. By calling the Franklin TeleFACTSAE system at 1-800/247-1753, shareholders may obtain current price, yield or other performance information specific to a Franklin fund; process an exchange into an identically registered Franklin account; obtain account information and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips. Share prices and account information specific to a Templeton fund may also be accessed on TeleFACTS by Franklin shareholders. Information about the Fund may be accessed by entering Fund Code 31 followed by the # sign, when requested to do so by the automated operator. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:

                                                Hours of Operation
                                                Pacific time)
Department Name              Telephone No.  (Monday through Friday)
Shareholder Services         1-800/632-2301 6:00 a.m. to 5:00 p.m.
Dealer Services              1-800/524-4040 6:00 a.m. to 5:00 p.m.
Fund Information             1-800/DIAL BEN 6:00 a.m. to 8:00 p.m.
                                            8:30 a.m. to 5:00 p.m.(Saturday)
Retirement Plans             1-800/527-2020 6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)       1-800/851-0637 6:00 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


HOW DOES THE FUND MEASURE PERFORMANCE?


Advertisements, sales literature and communications to shareholders may contain various measures of the Fund's performance, including quotations of its current, effective, taxable equivalent, and taxable equivalent effective yields.

Current yield, as prescribed by the SEC, is an annualized percentage rate which reflects the change in value of a hypothetical account based on the income received from the Fund during a seven-day period. It is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period. A hypothetical charge reflecting deductions from shareholder accounts for management fees or shareholder services fees, for example, is subtracted from the value of the account at the end of the period, and the difference is divided by the value of the account at the beginning of the base period to obtain the base period return. The result is then annualized. Effective yield is computed in the same manner except that the annualization of the return for the seven-day period reflects the results of compounding (that is, the effect of reinvesting dividends paid on both the original share and those acquired from the reinvestment of such dividends). Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a fund's yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

Tax equivalent effective yield demonstrates the effective yield from a taxable investment necessary to produce an after-tax effective yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed in the same manner as is a fund's tax equivalent yield, except that it is based on the tax exempt portion of a fund's effective, rather than its current, yield. The figure is calculated by dividing the tax-exempt portion of a fund's effective yield by one minus a stated income tax rate and adding the product to the taxable portion (if any) of a fund's effective yield.

In each case, performance figures are based upon past performance and will reflect all recurring charges against Fund income. Such quotations will reflect the value of any additional shares purchased with dividends from the original share and any dividends declared on both the original share and such additional shares. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's performance may be in any future period.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends December 31. Annual Reports containing audited financial statements of the Trust, including the auditor's report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. Copies may be obtained by investors or shareholders, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and the SAI.

ORGANIZATION

The Trust was organized as a Massachusetts business trust on July 17, 1986. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series or classes thereof. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions declared by such series and the net assets of such series upon liquidation or dissolution. The Board of Trustees may, from time to time, issue other series or funds, the assets and liabilities of which will likewise be separate and distinct from any other fund.

VOTING RIGHTS

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series or the Trust unless otherwise permitted by the 1940 Act. Shares of the Fund have noncumulative voting rights which means that in all elections of trustees, the holders of more than 50% of the shares voting can elect 100% of the trustees if they choose to do so and, in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Trustees.

The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by a majority of the Board of Trustees or by shareholders holding at least ten percent of the shares entitled to vote at the meeting. Shareholders may receive assistance in communicating with other shareholders in connection with the election or removal of trustees, such as that provided in Section 16(c) of the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than one-half of the required minimum investment, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

OTHER INFORMATION

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such check(s).

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

Shares of the Fund may or may not constitute a legal investment for investors whose investment authority is restricted by applicable law or regulation. SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations.


REGISTERING YOUR ACCOUNT


An account registration should reflect the investor's intentions as to ownership.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer or similar agreements on file with Distributors. Unless such agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer, and sign any documents required by the securities dealer(s) to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available, or which are anticipated to be made available in the near future, include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the TIN furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.

RISK FACTORS IN NEW YORK

Since the Fund primarily invests in New York Municipal Securities, there are certain specific factors and considerations concerning the issuers of these securities which may affect the credit and market risk of the municipal securities to be purchased by the Fund. The following information is based primarily upon information derived from public documents relating to securities offerings of issuers of New York Municipal Securities, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Fund.

The primary purpose of investing in a portfolio of New York Municipal Securities is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, is dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware that certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have experienced financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of other New York issuers and have generally contributed to higher interest rates and lower market prices for their debt obligations. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities.

Although no issuers of New York Municipal Securities were in default with respect to the payment of their debt obligations, to the knowledge of the investment manager as of the date of filing of this Prospectus with the SEC, the occurrence of any such default could adversely affect the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Securities are summarized in the SAI.

Investors should consider the greater risk of the Fund's concentration in New York Municipal Securities versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision. The Fund's investment manager believes, however, that by maintaining the Fund's investment portfolio in liquid, short-term, high quality investments, including variable and floating rate demand instruments that have high quality credit support from banks, insurance companies or other financial institutions, the Fund is largely insulated from the credit risks that may exist on long-term New York Municipal Securities. The SAI contains a further description of risks under "Appendix A - Risk Factors Affecting New York Municipal Securities."



Franklin New York
Insured Tax-Free
Income Fund

Franklin New York Tax-Free Trust

PROSPECTUS


May 1, 1996


777 Mariners Island Blvd., P.O. Box 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

The Franklin New York Insured Tax-Free Income Fund (the "Fund") is one of three non-diversified series of the Franklin New York Tax-Free Trust (the "Trust"), an open-end management investment company. The Fund offers individual investors, corporations and other institutions a convenient way to invest in a professionally managed portfolio of municipal securities, primarily issued by the state of New York and its political subdivisions. The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital.

The Fund invests in New York municipal securities which are covered by insurance policies providing for the scheduled payment of principal and interest in the event of non-payment by the issuer, in securities backed by the full faith and credit of the U.S. government, in municipal securities secured by such U.S. government obligations, and in short-term obligations of issuers with the highest ratings from Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch"). All insured securities not insured by the issuer will be insured by a qualified municipal bond insurer. An investment in the Fund is not insured by the U.S. government or the state of New York.

This Prospectus is intended to set forth in a clear and concise manner information about the Trust and the Fund that a prospective investor should know before investing. After reading the Prospectus, it should be retained for future reference; it contains information about the purchase and sale of shares and other items which a prospective investor will find useful to have.


As of May 1, 1996, the Fund offers two classes to its investors: Franklin New York Insured Tax-Free Income Fund - Class I ("Class I") and Franklin New York Insured Tax-Free Income Fund - Class II ("Class II"). Investors can choose between Class I shares, which generally bear a higher front-end sales charge and lower ongoing Rule 12b-1 distribution fees ("Rule 12b-1 fees"), and Class II shares, which generally have a lower front-end sales charge and higher ongoing Rule 12b-1 fees. Investors should consider the differences between the two classes, including the impact of sales charges and distribution fees, in choosing the more suitable class given their anticipated investment amount and time horizon. See "How Do I Buy Shares? - Alternative Purchase Arrangements."


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank; further, such shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Shares of the Fund involve investment risks, including the possible loss of principal.


A Statement of Additional Information ("SAI") concerning the Trust dated May 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to some investors. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.

Contents                                                    Page

Expense Table


Financial Highlights - How Has the Fund Performed?

What Is the Franklin New York Tax-Free Trust?

How Does the Fund Invest Its Assets?

What Are the Fund's Potential Risks?

Insurance

How You Participate in the Results of the Fund's Activities

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?


Telephone Transactions


How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?


General Information


Registering Your Account


Important Notice Regarding Taxpayer IRS Certifications



Risk Factors in New York

EXPENSE TABLE


The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of each class, before fee waivers and expense reductions, for the fiscal year ended December 31, 1995.

                                                    CLASS I       CLASS II
Shareholder Transaction Expenses
Maximum Sales Charge Imposed on Purchases
  (as a percentage of offering price)               4.25%         1.00%+
Deferred Sales Charge                               NONE++        1.00%+++

Annual Fund Operating Expenses
(as a percentage of average net assets)
Management Fees                                       0.56%*        0.56%*
12b-1 Fees                                            0.08%**       0.65%**
Other Expenses:
  Shareholder Servicing Costs                         0.02%         0.02%
  Reports to Shareholders                             0.02%         0.02%
  Other                                               0.05%         0.05%
Total Other Expenses                                  0.09%         0.09%
                                                    -------       -------
Total Fund Operating Expenses                         0.73%*        1.30%*
                                                    ========      ========

+Although Class II has a lower front-end sales charge than Class I, over time the higher Rule 12b-1 fees for Class II may cause you to pay more for Class II shares than for Class I shares. Given the maximum front-end sales charge and the rate of Rule 12b-1 fees of each class, it is estimated that this will take less than six years if you maintain total shares valued at less than $100,000 in the Franklin Templeton Funds. If your investments in the Franklin Templeton Funds are valued at $100,000 or more, you will reach the crossover point more quickly.

++Class I investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? Contingent Deferred Sales Charge."

+++Class II shares redeemed within a "contingency period" of 18 months of the calendar month of such investments are subject to a 1% contingent deferred sales charge. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

*The Manager has agreed in advance to waive a portion of its management fee and to make certain payments to reduce expenses of the Fund. With this reduction, management fees represented 0.48% and total operating expenses for Class I and Class II represented 0.65% and 1.23%, respectively, of the average net assets of each class.

**The maximum amount of Rule 12b-1 fees allowed pursuant to the Class I distribution plan is 0.10%. See "Who Manages the Fund? - Plans of Distribution." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.


Example

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge and applicable contingent deferred sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.


                One Year        Three Years    Five Years      Ten Years
Class I         $50*            $65            $81             $129
Class II        $33             $51            $81             $165

*Assumes that a contingent deferred sales charge will not apply to Class I shares.

You would incur the following expenses on the same investment in Class II shares, assuming no redemption.

                One Year        Three Years    Five Years      Ten Years
Class II        $23             $51            $81             $165

This example is based on the aggregate annual operating expenses, before fee waivers and expense reductions, shown above and should not be considered a representation of past or future expenses, which may be more or less than those shown. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of each class of the Fund. The information for the period May 1, 1991 (effective date of registration) to December 31, 1991 and each of the four fiscal years in the period ended December 31, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Trust's Annual Report to Shareholders dated December 31, 1995. See "Reports to Shareholders" under "General Information" in this Prospectus.

                        Per Share Operating Performance                                            Ratios/Supplemental Data
           Net Asset            Net Realized           Distributions  Net Asset          Net Assets  Ratio of   Ratio of
Year        Value       Net    & Unrealized  Total From   From Net      Value              at End    Expenses  Net Income  Portfolio
Ended     Beginning Investment Gain (Loss) on Investment  Investment   at End   Total    of Year   to Average  to Average   Turnover
December 31  of Year  Income    Securities    Operations   Income     of Year  Return+  (in 000's) Net Assets  ++Net Assets   Rate

Class I Shares:
1991**     $10.00      $.247       $.433        $.680     $(.220)     $10.46     6.75)%   $37,904     .12%*     5.69%*       21.12%
1992        10.46       .620        .369         .989      (.649)      10.80     9.49     149,054     .33       5.80          3.39
1993        10.80       .600        .880        1.480      (.600)      11.68    13.79     263,647     .50       5.28          5.38
1994        11.68       .590      (1.525)       (.935)     (.585)      10.16    (8.19)    225,061     .56       5.48         25.66
1995        10.16       .590       1.248        1.838      (.588)      11.41    18.46     256,171     .65       5.38         22.99

Class II Shares:
1995***     10.85       .357        .596         .953      (.343)      11.46     8.92         696    1.23*^     4.74^        22.99


*Annualized.


**For the period May 1, 1991 (effective date of registration) to December 31, 1991.

***For the period May 1, 1995 (effective date) to December 31, 1995.

^Ratio has been calculated using daily average net assets during the period.

+Total return measures the change in value of an investment over the period indicated. It is not annualized. It does not include the maximum front-end sales charge or the deferred contingent deferred sales charge and assumes reinvestment of dividends and capital gains at net asset value. Effective May 1, 1994, with the implementation of the Rule 12b-1 distribution plan for Class I shares of the Insured Fund, the sales charge on reinvested dividends was eliminated.

++During the periods indicated, Advisers agreed in advance to waive a portion of its management fees and to make payments of other expenses incurred by the Fund. Had such action not been taken, the ratio of operating expenses to average net assets would have been as follows:

Period Ended                        Ratio of Expenses to
DEC. 31______                       AVERAGE NET ASSETS__

Class I:
1991**                              .84%*
1992                                .74
1993                                .65
1994                                .71
1995                                .73

Class II:
1995***                             1.30*

WHAT IS THE FRANKLIN NEW YORK TAX-FREE TRUST?


The Trust is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust in July 1986 and registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of three series, each of which issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. This Prospectus relates only to the Franklin New York Insured Tax-Free Income Fund. The Fund has two classes of shares of beneficial interest: Franklin New York Insured Tax-Free Income Fund - Class I and Franklin New York Insured Tax-Free Income Fund - Class II. All Fund shares outstanding before May 1, 1995, have been redesignated as Class I shares, and will retain their previous rights and privileges, except for legally required modifications to shareholder voting procedures, as discussed in "General Information - Voting Rights."


Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Class I shares is equal to the net asset value (see "How Are Fund Shares Valued?") plus a variable sales charge not exceeding 4.25% of the offering price depending upon the amount invested. The current public offering price of the Class II shares is equal to the net asset value plus a sales charge of 1.0% of the amount invested. (See "How Do I Buy Shares?.")

HOW DOES THE FUND INVEST ITS ASSETS?


The Fund seeks to provide investors with as high a level of income exempt from federal income taxes and from the personal income taxes of New York State and New York City as is consistent with prudent investment management and the preservation of shareholders' capital. There is, of course, no assurance that the Fund's objective will be achieved. The Fund's investment objective is a fundamental policy of the Fund and may not be changed without the approval of a majority of the Fund's outstanding shares.

Under normal market conditions, the Fund attempts to invest 100%, and as a matter of fundamental policy will invest at least 80%, of its total assets in debt obligations issued by or on behalf of the state of New York or any state, territory or possession of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from regular federal income tax. It is possible, although not anticipated, that up to 20% of the Fund's net assets could be in municipal securities subject to the alternative minimum tax and/or in taxable obligations.

Under normal circumstances, at least 65% of the Fund's total assets will be invested in insured municipal securities. Although an insurer's quality standards are independently determined and may vary from time to time, insured municipal securities which carry a rating at the date of purchase are generally in the three highest ratings of S&P (AAA, AA, and A), Moody's (Aaa, Aa, and A) or Fitch (AAA,AA and A). Pending investment in longer-term municipal securities, the Fund also may invest up to 35% of its total net assets in short-term, tax-exempt instruments, without obtaining insurance, provided such instruments carry an A-1, SP-1 or F-1 short-term rating by Moody's, S&P or Fitch, respectively, or will have a long-term rating of Aaa, or equivalent, by Moody's, S&P or Fitch. For a description of such ratings, see "Appendix B - Description of Municipal Securities Ratings" in the SAI. An insurer may also insure municipal securities which are unrated or have lower S&P ratings or which meet its own insurance standards. The Fund may also invest in municipal securities secured by an escrow or trust account of U.S. government securities, except for temporary short-term investments carrying the highest rating by Moody's, S&P or Fitch. (See "Insurance.")

In addition, under normal market conditions, the Fund will invest at least 65% of its total assets in municipal securities and obligations issued by or on behalf of the state of New York and its local governments, municipalities, authorities, agencies and political subdivisions, and those of certain other governmental issuers, such as the Commonwealth of Puerto Rico, which pay income exempt from regular federal, New York State and New York City personal income taxes ("New York Municipal Securities"). Dividends paid by the Fund which are derived from interest on tax-exempt obligations that are not New York Municipal Securities will be exempt from regular federal income tax, but will be subject to New York State and New York City personal income taxes. It is possible, although not anticipated, that up to 35% of the Fund's net assets could be in municipal securities from a state other than New York.

For temporary defensive purposes only, the Fund may invest (i) more than 20% of its assets (which could be up to 100%) in fixed-income obligations the interest on which is subject to regular federal income tax, and (ii) more than 35% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from regular federal income taxes but not New York State and New York City personal income taxes. Any such temporary taxable investments will be limited to obligations issued or guaranteed by the full faith and credit of the U.S. government or in commercial paper rated A-1 by S&P or P-1 by Moody's.

The Fund may borrow from banks for temporary or emergency purposes and pledge up to 5% of its total assets therefore. Although the Fund does not currently intend to do so, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan.

It is the policy of the Fund that restricted securities and other illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of the Fund.

Municipal Securities

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of the state of New York or any state, territory or possession of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax. An opinion as to the tax-exempt status of a municipal security is generally rendered to the issuer by the issuer's bond counsel at the time of issuance of the security.

Municipal securities are used to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to provide funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the SAI.

The Fund has no restrictions on the maturity of municipal securities in which it may invest. Accordingly, the Fund will seek to invest in municipal securities with maturities which, in the judgment of the Fund and its investment manager, will provide a high level of current income consistent with prudent investment. The investment manager will also consider current market conditions and the cost of the insurance obtainable on such securities.

It is possible, from time to time, that the Fund will invest more than 25% of its assets in a particular segment of the municipal securities market, including, but not limited to, hospital revenue bonds, housing agency bonds, industrial development revenue bonds, transportation bonds, or pollution control revenue bonds. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or need for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.

Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities, but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations. Although the cost of insurance on the Fund's portfolio will reduce the Fund's yield, one of the objectives of such insurance is to obtain a higher yield than would be available if all securities in the Fund's portfolio were rated "AAA" by S&P without the benefit of any insurance.


The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain private activity bonds (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"), and under the income tax provisions of some states. This interest could subject a shareholder to, or increase the shareholder's liability under, the federal and state alternative minimum tax, depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the federal alternative minimum tax, because such distributions are included in the corporation's adjusted current earnings. In states with a corporate franchise tax, distributions of the Fund may also be fully taxable to corporate shareholders under their state franchise tax systems. Consistent with the Fund's investment objective, the Fund may acquire such private activity bonds if, in the investment manager's opinion, such bonds represent the most attractive investment opportunity then available to the Fund. As of December 31, 1995, the Fund derived 10.73% of its income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors.


The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates. The Fund may also invest in variable or floating rate demand notes ("VRDNs"), which carry a demand feature that permits the Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligation, which amount may be more or less than the amount the Fund paid for such obligation. Frequently, VRDNs are secured by letters of credit or other credit support arrangements. Because of the demand feature, the prices of VRDNs may be higher and the yields lower than they otherwise would be for obligations without a demand feature. The Fund will limit its purchase of municipal securities that are floating rate and variable rate obligations to those meeting the quality standards set forth in this Prospectus.

The Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation, and the value at delivery may be more or less than the purchase price. Although the Fund will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments, until payment is made. To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

The Fund may also invest in municipal lease obligations, primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. For example, COPs may be created when long-term lease revenue bonds are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the bonds issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs may enable a governmental issuer to increase government liabilities beyond constitutional debt limits.


A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction must contain a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, being faced with increasingly tight budgets, therefore have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. In most cases, however, the private sector value of the property may be less than the amount the government lessee was paying. While the risk of nonappropriation is inherent to COP financing, the Fund believes that this risk is mitigated by its policy of investing only in insured COPs. While there is no limit as to the amount of assets which the Fund may invest in COPs, as of December 31, 1995, none of the Fund's total net assets was invested in COPs or other municipal leases.





INSURANCE

Except as indicated, each insured municipal security in the Fund's portfolio will be covered by either a "New Issue Insurance Policy," a "Portfolio Insurance Policy" issued by a qualified municipal bond insurer, or a "Secondary Insurance Policy."

Any of the policies discussed herein are intended to insure the scheduled payment of all principal and interest on each municipal security (rather than the Fund itself) when due. The insurance of principal refers to the face or par value of each security and is not affected by the price paid therefor by the Fund or the market value thereof. Each municipal security is secured by an insurance policy from one of several qualified insurance companies which allows the investment manager to diversify among credit enhancements. The Fund will acquire municipal securities secured by an insurance policy only where the claims paying ability of the insurer thereof is rated "AAA" or the equivalent by S&P, Moody's or Fitch.

New Issue Insurance Policy

New Issue Insurance Policies, if any, have been obtained by the respective issuers of the municipal securities and all premiums for such securities have been paid in advance by such issuers. Such policies are non-cancelable and will continue in force so long as the municipal securities are outstanding and the respective insurers remain in business. Since New Issue Insurance Policies remain in effect as long as the securities are outstanding, the insurance may have an effect on the resale value of securities in the Fund's portfolio. Therefore, New Issue Insurance Policies may be considered to represent an element of market value with regard to municipal securities thus insured, but the exact effect, if any, of this insurance on such market value cannot be estimated. As stated earlier, the Fund will acquire portfolio securities subject to New Issue Insurance Policies only where the claims paying ability of the insurer thereof is rated "AAA" or the equivalent by S&P, Moody's or Fitch.

In determining whether to insure any municipal security, the insurer has applied its own standards, which are not necessarily the same as the criteria used in regard to the selection of securities by the investment manager. No contract to purchase an insured municipal security is entered into without either permanent insurance in place or an irrevocable commitment to insure the municipal security by a qualified insurer.

Portfolio Insurance Policy

The Portfolio Insurance Policy to be obtained by the Fund from a qualified municipal bond insurer will be effective only so long as the Fund is in existence, the insurer is still in business and meeting its obligations, and the municipal securities described in the policy continue to be held by the Fund. In the event of a sale of any municipal security by the Fund or payment thereof prior to maturity, the Portfolio Insurance Policy terminates as to such municipal security.

The Portfolio Insurance Policy to be obtained by the Fund may also be canceled for failure to pay the premium. Nonpayment of premiums on such policy obtained by the Fund will, under certain circumstances, result in the cancellation of the Portfolio Insurance Policy and will also permit the insurer to take action against the Fund to recover premium payments due. Premium rates for each issue of securities covered by the Portfolio Insurance Policy may not be changed regardless of the issuer's ability or willingness to pay. The insurance premiums are payable monthly by the Fund and are adjusted for purchases and sales of covered securities during the month. The insurer cannot cancel coverage already in force with respect to municipal securities owned by the Fund and covered by the Portfolio Insurance Policy, except for nonpayment of premiums. In the event that a portfolio holding which has been covered by a Portfolio Insurance Policy is pre-refunded and irrevocably secured by a U.S. government security, the insurance is no longer required. Any security for which insurance is canceled, other than as provided herein, will be sold by the Fund as promptly thereafter as possible.

The premium on the Fund's Portfolio Insurance Policy is an item of expense and will be reflected in the Fund's average annual expenses. The average annual premium rate for the Portfolio Insurance Policy is determined by dividing the amount of the Fund's annual Portfolio Insurance Policy premium by the face amount of the insured bonds in its investment portfolio covered by that policy. Premiums are paid from the Fund's assets and reduce the current yield on its portfolio by the amount thereof. When the Fund purchases a Secondary Insurance Policy (see below), the single premium is added to the cost basis of the municipal security and is not considered an item of expense of the Fund.

The Fund may also own, without insurance coverage, municipal securities for which an escrow or trust account has been established pursuant to the documents creating the municipal security and containing sufficient U.S. government securities backed by the government's full faith and credit pledge in order to ensure the payment of principal and interest on such bonds.

Secondary Insurance Policy

The Fund may at any time purchase from the provider of a Portfolio Insurance Policy a permanent Secondary Insurance Policy on any municipal security so insured and held by the Fund. The coverage and obligation of the Fund to pay monthly premiums under a Portfolio Insurance Policy would cease with the purchase by the Fund of a Secondary Insurance Policy on such security.

By purchasing a Secondary Insurance Policy, the Fund would, upon payment of a single premium, obtain similar insurance against nonpayment of scheduled principal and interest for the remaining term of the security. Such insurance coverage will be noncancellable and will continue in force so long as the securities so insured are outstanding. One of the purposes of acquiring such a policy would be to enable the Fund to sell the portfolio security to a third party as a AAA-rated or equivalent insured security at a market price higher than what otherwise might be obtainable if the security was sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested from Moody's, S&P or Fitch for each bond.) Such a policy would likely be purchased if, in the opinion of the investment manager, the market value or net proceeds of a sale by the Fund would exceed the current value of the security (without insurance) plus the cost of the policy. Any difference between the excess of a security's market value as a AAA-rated or equivalent security over its market value without such rating, including the single premium cost thereof, would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the portfolio security. The Fund may purchase insurance under a Secondary Insurance Policy in lieu of a Portfolio Insurance Policy at any time, regardless of the effect of market value on the underlying municipal security, if the investment manager believes such insurance would best serve the Fund's interests in meeting its objective and policies.

Since under the original agreement to provide a temporary insurance policy the Fund has the right to purchase a permanent Secondary Insurance Policy even if the security is currently in default as to any payments by the issuer, the Fund would have the opportunity to sell such security rather than be obligated to hold the security in its portfolio in order to continue in force the applicable Portfolio Insurance Policy, as discussed below.


Because coverage under the Portfolio Insurance Policy terminates upon sale of a security from the Fund's portfolio, such insurance does not have an effect on the resale value of the securities. Therefore, the Fund may retain any municipal securities insured under a Portfolio Insurance Policy which are in default or in significant risk of default, and place a value on the insurance which will be equal to the difference between the market value of the defaulted security and the market value of similar securities which are not in default. (See "How Are Fund Shares Valued?.") Because of this policy, the Fund's investment manager may be unable to manage the Fund's portfolio to the extent that it holds defaulted securities, which may limit its ability in certain circumstances to purchase other municipal securities. While a defaulted municipal security is held in the Fund's portfolio, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the security comes due. This would not be applicable if the Fund elected to purchase the Secondary Insurance Policy discussed above in lieu of the Portfolio Insurance Policy.


Municipal Bond Insurer

A "qualified municipal bond insurer" refers to companies whose charter limits their risk assumption to insurance of financial obligations only. This precludes assumption of other types of risk, such as life, medical, fire and casualty, auto and home insurance. The bond insurance industry is a regulated industry. All bond insurers must be licensed in each state in order to write financial guaranties in that jurisdiction. Regulations vary from state to state. Most regulators, however, require minimum standards of solvency and limitations on leverage and investment of assets. New York State, which is one of the most active regulators, requires a minimum capital base of $72.5 million for a new primary bond insurer. Regulators also place restrictions on the amount an insurer can guarantee in relation to the insurer's capital base. Neither the Fund nor its investment manager make any representations as to the ability of any insurance company to meet its obligation to the Fund if called upon to do so. The SAI contains more information on municipal bond insurers. Currently, there are no bonds in the Fund's portfolio on which an insurer is paying the principal or interest otherwise payable by the issuer of the Fund's portfolio obligations.


WHAT ARE THE FUND'S POTENTIAL RISKS?


While an investment in the Fund is not without risk, certain policies are followed in managing the Fund which may help to reduce the investor's risk. There are two categories of risks to which the Fund is subject: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. The Fund attempts to minimize credit risk by maintaining the insurance coverage discussed below. Market risk is the risk of price fluctuation of a municipal security caused by changes in economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. As with other debt instruments, the price of the securities in which the Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Fund's debt instruments may rise. Price changes of securities held by the Fund have a direct impact on the net asset value per share of the Fund. The insurance does not guarantee the market value of the municipal securities and, except as indicated in this Prospectus, has no effect on the net asset value, redemption price, or dividends paid by the Fund.

Since the Fund primarily invests in New York Municipal Securities, there are certain specific factors and considerations concerning New York which may affect the credit and market risk of municipal securities that the Fund may purchase. See "Risk Factors in New York" for a discussion of these factors.

As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to the concentration of its investments in the assets of one or more issuers. This concentration may present greater risks than in the case of a diversified company. (See the SAI for the diversification requirements the Fund intends to meet in order to qualify as a regulated investment company under the Code.)

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.


HOW YOU PARTICIPATE IN THE RESULTS OF THE FUND'S ACTIVITIES


The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund which the shareholder owns will increase. If the securities owned by the Fund decrease in value, the value of the shareholder's shares will also decline. In this way, shareholders participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, a shareholder may anticipate that the value of Fund shares will fluctuate with movements in the broader bond markets as well. In particular, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased interest rates, which frequently accompany higher inflation and/or a growing economy, are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.


WHO MANAGES THE FUND?


The Board of Trustees has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

The trustees have carefully reviewed the multiclass structure to ensure that no material conflict exists between the two classes of shares. Although the Board of Trustees does not expect to encounter material conflicts in the future, the trustees will continue to monitor the Fund and will take appropriate action to resolve such conflicts if any should later arise.

In developing the multiclass structure, the Fund has retained the authority to establish additional classes of shares. It is the Fund's present intention to offer only two classes of shares, but new classes may be offered in the future.


Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). Advisers acts as investment manager or administrator to 36 U.S. registered investment companies (118 separate series) with aggregate assets of over $80 billion, approximately $41 billion of which are in the municipal securities market.


The following persons are primarily responsible for the day-to-day management of the Fund's portfolio: Donald Duerson and Andrew Jennings, Sr. since inception and Thomas Kenny since 1994.


Donald Duerson
Vice President
Franklin Advisers, Inc.


Mr. Duerson has a Bachelor of Science degree in Business and Public Administration from the University of Arizona, and has experience in the securities industry dating back to 1956. He is a member of industry-related committees and associations. He joined Advisers in 1986.


Andrew Jennings, Sr.
Vice President
Franklin Advisers, Inc.


Mr. Jennings attended Villanova University in Philadelphia and has been in the securities industry for over 33 years. From 1985 to 1990, Mr. Jennings was First Vice President and Manager of the Municipal Institutional Bond Department at Dean Witter Reynolds, Inc. He is a member of several municipal securities industry-related committees and associations.


Thomas Kenny
Senior Vice President
Franklin Advisers, Inc.


Mr. Kenny is the director of Franklin's municipal bond department. He joined Franklin in 1986. He received a Bachelor of Arts degree in Business and Economics from the University of California at Santa Barbara and Master of Science degree in Finance from Golden Gate University. He is a member of several municipal securities industry-related committees and associations.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.


During the fiscal year ended December 31, 1995, management fees, before any advance waiver, totaled 0.56% of the average net assets of the Fund. Total operating expenses, including management fees before any advance waiver, totaled 0.73% and 1.30% of the average net assets of Class I and Class II, respectively. Pursuant to an agreement by Advisers to limit its fees, the Fund paid management fees totaling 0.48% of the average net assets of the Fund and operating expenses totaling 0.65% and 1.23% for Class I and Class II, respectively. This arrangement may be terminated by the Manager at any time upon notice to the Board.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded on a "net" basis, that is, in principal transactions without the addition or deduction of brokerage commissions or transfer taxes. In the event that the Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager will try to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Do the Funds Purchase Securities For Their Portfolios?" in the SAI.


Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

Plans of Distribution

A separate plan of distribution has been approved and adopted for each class ("Class I Plan" and "Class II Plan," respectively, or "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Rule 12b-1 fees charged to each class will be based solely on the distribution and servicing fees attributable to that particular class. Any portion of fees remaining from either plan after distribution to securities dealers of up to the maximum amount permitted under each plan may be used by the class to reimburse Distributors for routine ongoing promotion and distribution expenses incurred with respect to such class. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The maximum amount which the Fund may pay to Distributors or others under the Class I Plan for such distribution expenses is 0.10% per annum of Class I's average daily net assets, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.10% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

Under the Class II Plan, the maximum amount which the Fund is permitted to pay to Distributors or others for distribution and related expenses is 0.50% per annum of Class II's average daily net assets, payable quarterly. All expenses of distribution, marketing and related services over that amount will be borne by Distributors or others who have incurred them, without reimbursement by the Fund. In addition, the Class II Plan provides for an additional payment by the Fund of up to 0.15% per annum of Class II's average daily net assets as a servicing fee, payable quarterly. This fee will be used to pay securities dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Fund on behalf of customers, or similar activities related to furnishing personal services and/or maintaining shareholder accounts.

During the first year after the purchase of Class II shares, Distributors will keep a portion of the plan fees assessed on Class II shares to partially recoup fees Distributors pays to securities dealers. Distributors, or its affiliates, may pay, from its own resources, a commission of up to 1% of the amount invested to securities dealers who initiate and are responsible for purchases of Class II shares.

Both Plans also cover any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plans are included in the maximum operating expenses which may be borne by each class of the Fund.

For more information, including a discussion of the Board of Trustees' policies with regard to the amount of each plan's fees, please see the SAI.


WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?


There are two types of distributions which the Fund may make to its shareholders:

1. Income dividends. The Fund receives income in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. Capital gain distributions. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made twice each year. One distribution may be made in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of such year. Any net short-term and net long-term capital gains realized by the Fund during the remainder of the fiscal year may be distributed following the end of the fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

Distributions To Each Class of Shares

According to the requirements of the Code, dividends and capital gains will be calculated and distributed in the same manner for Class I and Class II shares. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees.

Distribution Date

Although subject to change by the Board of Trustees without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends daily and pay them monthly on or about the last business day of that month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay "interest" or guarantee any fixed rate of return on an investment in its shares. Payment of dividends by the Fund is not insured.

Dividend Reinvestment


Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in the shareholder's account in the form of additional shares, valued at the closing net asset value (without a sales charge) on the dividend reinvestment date. Dividend and capital gain distributions are only eligible for reinvestment at net asset value in the same class of shares of the Fund or the same class of another of the Franklin Templeton Funds. Shareholders in Class II funds may also direct their dividends and capital gain distributions for investment in a Class I Franklin Templeton Fund at net asset value. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the reinvestment date is seven or more business days after the Fund has been notified. See "Purchases at Net Asset Value" under "How Do I Buy Shares?" and the SAI for more information.


Many of the Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earnings base. Of course, any shares so acquired remain at market risk.

Distributions in Cash


A shareholder may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected distributions to the same class of another fund in the Franklin Templeton Funds, to a Class I Franklin Templeton Fund, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department.

HOW TAXATION AFFECT YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. Additional information on tax matters relating to the Fund and its shareholders is included in the section entitled, "Additional Information Regarding Taxation" in the SAI.


Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.

By meeting certain requirements of the Code, the Fund has qualified and continues to qualify to pay exempt-interest dividends to its shareholders. Such exempt-interest dividends are derived from interest income exempt from regular federal income tax and are not subject to regular federal income tax for Fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of New York and its political subdivisions, from interest on direct obligations of the federal government, or from interest on U.S. territorial obligations (including Puerto Rico, the U.S. Virgin Islands or Guam), they will be exempt from New York State and New York City personal income taxes. For corporate taxpayers subject to the New York State franchise tax, however, the foregoing categories of interest income will generally be taxable.

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions), from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, or from the excess of net short-term capital gain over net long-term capital loss, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

From time to time, the Fund may purchase a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond, or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount, and such market discount exceeds a de minimis amount. For such obligations purchased after April 30, 1993, a portion of the gain (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such ordinary income to its shareholders will be subject to regular income tax in the hands of Fund shareholders. In any fiscal year, the Fund may elect not to distribute to its shareholders its taxable ordinary income and, instead, to pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time a shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January will be treated, for tax purposes, as if received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.


Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Fund for the fiscal year ended December 31, 1995, qualified for this deduction and it is not anticipated that any of the current year's dividends will so qualify.


The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or interest income that is a tax preference item under the alternative minimum tax. Shareholders who have not held shares of the Fund for a full calendar year may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of their investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in the hands of a shareholder, are includible in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to federal income tax. Shareholders are required to disclose the receipt of tax-exempt interest on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes.

The foregoing description relates solely to federal income tax law and to New York State and New York City personal income tax treatment to the extent indicated. Shareholders should consult their tax advisors with respect to the applicability of other state and local income tax laws to distributions and redemption proceeds received from the Fund. Corporate, individual and trust shareholders should contact their tax advisors to determine the impact of Fund dividends and capital gain distributions under the alternative minimum tax that may be applicable to a shareholder's particular tax situation.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.


HOW DO I BUY SHARES?


Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors, the principal underwriter of the Fund's shares. The use of the term "securities dealer" shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity. The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares. The Fund currently does not permit investment by market timing or allocation services ("Timing Accounts"), which generally include accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators.

Alternative Purchase Arrangements

The difference between Class I and Class II shares lies primarily in their front-end and contingent deferred sales charges and Rule 12b-1 fees as described below.


Class I. All Fund shares outstanding before the implementation of the multiclass structure have been redesignated as Class I shares, and will retain their previous rights and privileges. Class I shares are generally subject to a variable sales charge upon purchase and not subject to any sales charge upon redemption. Class I shares are subject to Rule 12b-1 fees of up to an annual maximum of 0.10% of average daily net assets of such shares. With this multiclass structure, Class I shares have higher front-end sales charges than Class II shares and comparatively lower Rule 12b-1 fees. Class I shares may be purchased at a reduced front-end sales charge or at net asset value if certain conditions are met. In most circumstances, contingent deferred sales charges will not be assessed against redemptions of Class I shares. See "Who Manages the Fund?" and "How Do I Sell Shares?" for more information.

Class II. The current public offering price of Class II shares is equal to the net asset value plus a front-end sales charge of 1.0% of the amount invested. Class II shares are also subject to a contingent deferred sales charge of 1.0% if shares are redeemed within 18 months of the calendar month following purchase. In addition, Class II shares are subject to Rule 12b-1 fees of up to a maximum of .65% of average daily net assets of such shares. Class II shares have lower front-end sales charges than Class I shares and comparatively higher Rule 12b-1 fees. See "Contingent Deferred Sales Charge" under "How Do I Sell Shares?".


Purchases of Class II shares are limited to purchases below $1 million. Any purchase of $1 million or more will automatically be invested in Class I shares, since that is more beneficial to investors. Such purchases, however, may be subject to a contingent deferred sales charge. Investors may exceed $1 million in Class II shares by cumulative purchases over a period of time. Investors who intend to make investments exceeding $1 million, however, should consider purchasing Class I shares through a Letter of Intent instead of purchasing Class II shares.

Deciding Which Class To Purchase

Investors should carefully evaluate their anticipated investment amount and time horizon prior to determining which class of shares to purchase. Generally, an investor who expects to invest less than $100,000 in the Franklin Templeton Funds and who expects to make substantial redemptions within approximately six years or less of investment should consider purchasing Class II shares. The higher annual Rule 12b-1 fees on the Class II shares will, however, result in slightly higher operating expenses and lower income dividends for Class II shares, which will accumulate over time to outweigh the difference in front-end sales charges. For this reason, Class I shares may be more attractive to long-term investors even if no sales charge reductions are available to them.

Investors who qualify to purchase Class I shares at reduced sales charges definitely should consider purchasing Class I shares, especially if they intend to hold their shares approximately six years or more. Investors who qualify to purchase Class I shares at reduced sales charges but who intend to hold their shares less than approximately six years should evaluate whether it is more economical to purchase Class I shares through a Letter of Intent or under Rights of Accumulation or other means, rather than purchasing Class II shares. Investors investing $1 million or more in a single payment and other investors who qualify to purchase Class I shares at net asset value will be precluded from purchasing Class II shares.

Each class represents the same interest in the investment portfolio of the Fund and has the same rights, except that each class has a different sales charge, bears the separate expenses of its Rule 12b-1 distribution plan, and has exclusive voting rights with respect to such plan. The two classes also have separate exchange privileges.

Purchase Price of Fund Shares

Shares of both classes of the Fund are offered at their respective public offering prices, which are determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from the shareholder directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check).


Class I. The sales charge for Class I shares is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under the caption "How Are Fund Shares Valued?."


Set forth below is a table of total front-end sales charges or underwriting commissions and dealer concessions for Class I shares.

                                             TOTAL SALES CHARGE
                                              AS A PERCENTAGE  DEALER CONCESSION
SIZE OF TRANSACTION           AS A PERCENTAGE   OF NET AMOUNT   AS A PERCENTAGE
AT OFFERING PRICE               OF OFFERING        INVESTED      OF OFFERING
                                   PRICE                          PRICE*,***
Less than $100,000            4.25%            4.44%            4.00%
$100,000 but less than        3.50%            3.63%            3.25%
$250,000
$250,000 but less than        2.75%            2.83%            2.50%
$500,000
500,000 but less than         2.15%            2.20%            2.00%
$1,000,000
$1,000,000 or more            none             none             (see below)**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.

**The following commissions will be paid by Distributors, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

***At the discretion of Distributors, all sales charges may at times be allowed to the securities dealer. If 90% or more of the sales commission is allowed, such securities dealer may be deemed to be an underwriter as that term is defined in the Securities Act of 1933, as amended.


No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million within the contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."


The size of a transaction which determines the applicable sales charge on the purchase of Class I shares is determined by adding the amount of the shareholder's current purchase plus the cost or current value (whichever is higher) of a shareholder's existing investment in one or more of the funds in the Franklin Group of Funds(R) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates (although certain investments may not have the same schedule of sales charges and/or may not be subject to reduction), and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). (Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Funds.") Sales charge reductions based upon aggregate holdings of (a), (b) and
(c) above ("Franklin Templeton Investments") may be effective only after notification to Distributors that the investment qualifies for a discount.

Other Payments to Securities Dealer - Class I. Distributors, or one of its affiliates, may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks. See "Description of Special Net Asset Value Purchases" and the SAI.

Class II. Unlike Class I shares, the front-end sales charge and dealer concessions for Class II shares do not vary depending on the amount of purchase. See table below:

                                             TOTAL SALES CHARGE
                                               AS A PERCENTAGE DEALER CONCESSION
SIZE OF TRANSACTION           AS A PERCENTAGE   OF NET AMOUNT   AS A PERCENTAGE
AT OFFERING PRICE               OF OFFERING        INVESTED      OF OFFERING
                                   PRICE                          PRICE*,***
any amount (less than $1           1.00%            1.01%            1.00%
miillion)

*Distributors, or one of its affiliates, may make additional payments to securities dealers, from its own resources, of up to 1% of the amount invested. During the first year following a purchase of Class II shares, Distributors will keep a portion of the Rule 12b-1 fees assessed to those shares to partially recoup fees Distributors pays to securities dealers.


Class II shares redeemed within 18 months of their purchase will be assessed a contingent deferred sales charge of 1.0% on the lesser of the then-current net asset value or the net asset value of such shares at the time of purchase, unless such charge is waived as described under "How Do I Sell Shares? - Contingent Deferred Sales Charge."


Distributors, or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or its shareholders.

Additional terms concerning the offering of the Fund's shares are included in the SAI.

Certain officers and trustees of the Trust are also affiliated with Distributors. A detailed description is included in the SAI.

Quantity Discounts in Sales Charges -
Class I Shares Only

Class I shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, the investor or the securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of the investor's spouse and children under the age of 21. In addition, the aggregate investments of a trustee or other fiduciary account (for an account under exclusive investment authority) may be considered in determining whether a reduced sales charge is available, even though there may be a number of beneficiaries of the account. The value of Class II shares owned by the investor may also be included for this purpose.

In addition, an investment in Class I shares may qualify for a reduction in the sales charge under the following programs:

1. Rights of Accumulation. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.

2. Letter of Intent. An investor may immediately qualify for a reduced sales charge on a purchase of Class I shares by completing the Letter of Intent section of the Shareholder Application (the "Letter of Intent" or "Letter"). By completing the Letter, the investor expresses an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, grants to Distributors a security interest in the reserved shares and irrevocably appoints Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. Purchases under the Letter will conform with the requirements of Rule 22d-1 under the 1940 Act. The investor or the investor's securities dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.


An investor acknowledges and agrees to the following provisions by completing the Letter of Intent section of the Shareholder Application: Five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares, registered in the investor's name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements and income and capital gain distributions on the reserved shares will be paid as directed by the investor. The reserved shares will not be available for disposal by the investor until the Letter of Intent has been completed or the higher sales charge paid. For more information, see "How Do I Buy and Sell Shares?" in the SAI.


Although the sales charges on Class II shares cannot be reduced through these programs, the value of Class II shares owned by the investor may be included in determining a reduced sales charge to be paid on Class I shares pursuant to the Letter of Intent and Rights of Accumulation programs.

Group Purchases of Class I Shares

An individual who is a member of a qualified group may also purchase Class I shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 3.50%. As stated above, no front-end sales charge applies on investments of $1 million or more by individuals or groups, but a contingent deferred sales charge of 1% is imposed on certain redemptions within 12 months of the calendar month of the purchase. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If an investor selects a payroll deduction plan, subsequent investments will be automatic and will continue until such time as the investor notifies the Fund and the investor's employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

Purchases at Net Asset Value

Class I shares may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Trust, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including any subsequent payments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) registered securities dealers and their affiliates, for their investment account only; and (4) registered personnel and employees of securities dealers and by their spouses and family members, in accordance with the internal policies and procedures of the employing securities dealer.


For either Class I or Class II, the same class of shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. If a different class of shares is purchased, the full front-end sales charge must be paid at the time of purchase of the new shares. An investor may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares of the Fund redeemed in connection with an exchange into another fund (see "What If My Investment Outlook Changes? - Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 120 days after the redemption. The 120 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge the shareholder a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and the SAI.

For either Class I or Class II, the same class of shares of the Fund or of another of the Franklin Templeton Funds may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions in cash from investments in that class of shares of the Fund within 120 days of the payment date of such distribution. Class II shareholders may also invest such distributions at net asset value in a Class I Franklin Templeton Fund. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "What Distributions Might I Receive from the Fund?"

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds, which was subject to a front-end sales charge or a contingent deferred sales charge, and which has an investment objective similar to that of the Fund.


Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Class I shares may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company (an "eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. If an investment by an eligible governmental authority at net asset value is made through a securities dealer who has executed a dealer agreement with Distributors, Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact Franklin's Institutional Sales Department for additional information.

Description of Special Net Asset Value Purchases

Class I shares may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to amount of purchase, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in this Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.

Refer to the SAI for further information regarding net asset value purchases of Class I shares.

Purchasing Class I and Class II Shares

When placing purchase orders, investors should clearly indicate which class of shares they intend to purchase. A purchase order that fails to specify a class will automatically be invested in Class I shares. Purchases of $1 million or more in a single payment will be invested in Class I shares. There are no conversion features attached to either class of shares.

Investors who qualify to purchase Class I shares at net asset value should purchase Class I rather than Class II shares. See the section "Purchases at Net Asset Value" and "Description of Special Net Asset Value Purchases" above for a discussion of when shares may be purchased at net asset value.

General

Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.


WHAT PROGRAMS AND PRIVILEGES ARE AVAILABLE TO ME AS A SHAREHOLDER?

Certain of the programs and privileges described in this section may not be available directly from the Fund to shareholders whose shares are held, of record, by a financial institution or in a "street name" account or networked account through the National Securities Clearing Corporation ("NSCC") (see the section captioned "Registering Your Account" in this Prospectus).


Share Certificates

Shares for an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by the shareholder, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested in writing by the shareholder or by the securities dealer.

Confirmations

A confirmation statement will be sent to each shareholder quarterly to reflect the dividends reinvested during that period and after each other transaction which affects the shareholder's account. This statement will also show the total number of shares owned by the shareholder, including the number of shares in plan balance for the account of the shareholder.

Automatic Investment Plan

Under the Automatic Investment Plan, a shareholder may be able to arrange to make additional purchases of shares automatically on a monthly basis by electronic funds transfer from a checking account, if the bank which maintains the account is a member of the Automated Clearing House, or by preauthorized checks drawn on the shareholder's bank account. A shareholder may, of course, terminate the program at any time. The Automatic Investment Plan Application included with this Prospectus contains the requirements applicable to this program. In addition, shareholders may obtain more information concerning this program from their securities dealer or from Distributors.

The market value of each class of the Fund's shares is subject to fluctuation. Before undertaking any plan for systematic investment, the investor should keep in mind that such a program does not assure a profit or protect against a loss.

Systematic Withdrawal Plan

A shareholder may establish a Systematic Withdrawal Plan and receive regular periodic payments from the account, provided that the net asset value of the shares held by the shareholder is at least $5,000. There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. The minimum amount which the shareholder may withdraw is $50 per withdrawal transaction, although this is merely the minimum amount allowed under the plan and should not be mistaken for a recommended amount. The plan may be established on a monthly, quarterly, semiannual or annual basis. If the shareholder establishes a plan, any capital gain distributions and income dividends paid by the Fund will be reinvested for the shareholder's account in additional shares at net asset value. Payments will then be made from the liquidation of shares at net asset value on the day of the transaction (which is generally the first business day of the month in which the payment is scheduled) with payment generally received by the shareholder three to five days after the date of liquidation. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, a shareholder may direct the selected withdrawals to another of the Franklin Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, the shareholder should allow at least 15 days for initial processing. Payments which may be paid in the interim will be sent to the address of record. Liquidation of shares may reduce or possibly exhaust the shares in the shareholder's account, to the extent withdrawals exceed shares earned through dividends and distributions, particularly in the event of a market decline. If the withdrawal amount exceeds the total plan balance, the account will be closed and the remaining balance will be sent to the shareholder. As with other redemptions, a liquidation to make a withdrawal payment is a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than the shareholder's actual yield or income, part of the payment may be a return of the shareholder's investment.

The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales charge on the additional purchases. Also, redemptions of Class I shares and Class II shares may be subject to a contingent deferred sales charge if the shares are redeemed within 12 months (Class I shares) or 18 months (Class II shares) of the calendar month of the original purchase date. The shareholder should ordinarily not make additional investments of less than $5,000 or three times the annual withdrawals under the plan during the time such a plan is in effect.

With respect to Class I shares, the contingent deferred sales charge is waived for redemptions through a Systematic Withdrawal Plan set up prior to February 1, 1995. With respect to Systematic Withdrawal Plans set up on or after February 1, 1995, the applicable contingent deferred sales charge is waived for Class I and Class II share redemptions of up to 1% monthly of an account's net asset value (12% annually, 6% semi annually, 3% quarterly). For example, if a Class I account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge; any amount over that $120,000 would be assessed a 1% (or applicable) contingent deferred sales charge. Likewise, if a Class II account maintained an annual balance of $10,000, only $1,200 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge.

A Systematic Withdrawal Plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account, or upon the Fund's receipt of notification of the death or incapacity of the shareholder. Shareholders may change the amount (but not below the specified minimum) and schedule of withdrawal payments, or suspend one such payment, by giving written notice to Investor Services at least seven business days prior to the end of the month preceding a scheduled payment. Share certificates may not be issued while a Systematic Withdrawal Plan is in effect.

Institutional Accounts

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact Franklin's Institutional Services Department at 1-800/321-8563.


WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXHCHANGE PRIVILEGE


The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If a shareholder's investment objective or outlook for the securities markets changes, the Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in the shareholder's state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. Some funds, however, may not offer Class II shares. Class I shares may be exchanged for Class I shares of any Franklin Templeton Funds. Class II shares may be exchanged for Class II shares of any Franklin Templeton Funds. No exchanges between different classes of shares will be allowed. A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within 12 months (Class I shares) or 18 months (Class II shares) of the calendar month of the original purchase date, a contingent deferred sales charge will be imposed. Investors should review the prospectus of the fund they wish to exchange from and the fund they wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, minimum holding periods or applicable sales charges.

Exchanges may be made in any of the following ways:

Exchanges By Mail

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

Exchanges By Telephone

Shareholders, or their investment representative of record, if any, may exchange shares of the Fund by telephone by calling Investor Services at 1-800/632-2301 or the automated Franklin TeleFACTS(R) system (day or night) at 1-800/247-1753. If the shareholder does not wish this privilege extended to a particular account, the Fund or Investor Services should be notified.

The telephone exchange privilege allows a shareholder to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in the shareholder's account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please refer to "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, shareholders should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

Exchanges Through Securities Dealers

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "Exchanges By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in the shareholder's account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

Additional Information Regarding Exchanges

Exchanges of the same class of shares are made on the basis of the net asset values of the class involved, except as set forth below. Exchanges of shares of a class which were originally purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund and the class of shares being purchased, unless the original investment on which no sales charge was paid was transferred in from a fund on which the investor paid a sales charge. Exchanges of Class I shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference in sales charges, unless the shares were held in the Fund for at least six months prior to executing the exchange.

When an investor requests the exchange of the total value of the Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, the shareholder may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and in the SAI.

There are differences among the many Franklin Templeton Funds. Before making an exchange, a shareholder should obtain and review a current prospectus of the fund into which the shareholder wishes to transfer.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, tax-exempt municipal securities, unless it is felt that attractive investment opportunities consistent with the Fund's investment objective exist immediately. Subsequently, this money will be withdrawn from such short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

The Fund currently will not accept investments from Timing Accounts.

Exchanges of Class I Shares

The contingency period of Class I shares will be tolled (or stopped) for the period such shares are exchanged into and held in a Franklin or Templeton money market fund. If a Class I account has shares subject to a contingent deferred sales charge, Class I shares will be exchanged into the new account on a "first-in, first-out" basis. See also "How Do I Sell Shares? Contingent Deferred Sales Charge."

Exchanges of Class II Shares

When an account is composed of Class II shares subject to the contingent deferred sales charge, and Class II shares that are not, the shares will be transferred proportionately into the new fund. Shares received from reinvestment of dividends and capital gains are referred to as "free shares," shares which were originally subject to a contingent deferred sales charge but to which the contingent deferred sales charge no longer applies are called "matured shares," and shares still subject to the contingent deferred sales charge are referred to as "CDSC liable shares." CDSC liable shares held for different periods of time are considered different types of CDSC liable shares. For instance, if a shareholder has $1,000 in free shares, $2,000 in matured shares, and $3,000 in CDSC liable shares, and the shareholder exchanges $3,000 into a new fund, $500 will be exchanged from free shares, $1,000 from matured shares, and $1,500 from CDSC liable shares. Similarly, if CDSC liable shares have been purchased at different periods, a proportionate amount will be taken from shares held for each period. If, for example, a shareholder holds $1,000 in shares bought 3 months ago, $1,000 bought 6 months ago, and $1,000 bought 9 months ago, and the shareholder exchanges $1,500 into the new fund, $500 from each of these shares will be deemed exchanged into the new fund.

The only money market fund exchange option available to Class II shareholders is the Franklin Templeton Money Fund II ("Money Fund II"), a series of the Franklin Templeton Money Fund Trust. No drafts (checks) may be written on Money Fund II accounts, nor may shareholders purchase shares of Money Fund II directly. Class II shares exchanged for shares of Money Fund II will continue to age and a contingent deferred sales charge will be assessed if CDSC liable shares are redeemed. No other money market funds are available for Class II shareholders for exchange purposes. Class I shares may be exchanged for shares of any of the money market funds in the Franklin Templeton Funds except Money Fund II. Draft writing privileges and direct purchases are allowed on these other money market funds as described in their respective prospectuses.

To the extent shares are exchanged proportionately, as opposed to another method, such as first-in first-out, or free-shares followed by CDSC liable shares, the exchanged shares may, in some instances, be CDSC liable even though a redemption of such shares, as discussed elsewhere herein, may no longer be subject to a CDSC. The proportional method is believed by management to more closely meet and reflect the expectations of Class II shareholders in the event shares are redeemed during the contingency period. For federal income tax purposes, the cost basis of shares redeemed or exchanged is determined under the Code without regard to the method of transferring shares chosen by the Fund.

Transfers

Transfers between identically registered accounts in the same fund and class are treated as non-monetary and non-taxable events, and are not subject to a contingent deferred sales charge. The transferred shares will continue to age from the date of original purchase. Like exchanges, Class II shares will be moved proportionately from each type of shares in the original account.

Conversion Rights

It is not presently anticipated that Class II shares will be convertible to Class I shares. A shareholder may, however, sell his or her Class II shares and use the proceeds to purchase Class I shares, subject to all applicable sales charges.


HOW DO I SELL SHARES?


A shareholder may at any time liquidate shares owned and receive from the Fund the value of the shares. Shares may be redeemed in any of the following ways:

Redemptions By Mail

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. The shareholder will then receive from the Fund the value of the class of shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated (at the close of the New York Stock Exchange ("Exchange"), which is generally 1:00 p.m. Pacific time) each day that the Exchange is open for business will receive the price calculated on the following business day. Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.

To be considered in proper form, signatures must be guaranteed if the redemption request involves any of the following:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owner(s) of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the shareholder's address of record, preauthorized bank account or brokerage firm account;

(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholders exactly as the account is registered, with the signature(s) guaranteed as referenced above. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officer(s) of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustee(s) and
(2) a copy of the pertinent pages of the trust document listing the trustee(s) or a Certification for Trust if the trustee(s) are not listed on the account registration.

Custodial - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to the shareholder within seven days after receipt of the request in proper form.

Redemptions By Telephone

Shareholders who complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, may redeem shares of the Fund by telephone. Information may also be obtained by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. Shareholders, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

For shareholder accounts with the completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a shareholder should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) which wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from Franklin's Institutional Services Department by telephoning 1-800/321-8563.

Redeeming Shares Through Securities Dealers

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if the shareholder redeems shares through a securities dealer, the redemption price will be the net asset value next calculated after the shareholder's securities dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives the shareholder's written request in proper form. The documents, as described in the preceding section, are required even if the shareholder's securities dealer has placed the repurchase order. After receipt of a repurchase order from the securities dealer, the Fund will still require a signed letter of instruction and all other documents set forth above. A shareholder's letter should reference the Fund and the class, the account number, the fact that the repurchase was ordered by a securities dealer and the securities dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of the shareholder's redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the securities dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in a shareholder's best interest to have the required documentation completed and forwarded to the Fund as soon as possible. The shareholder's securities dealer may charge a fee for handling the order. The SAI contains more information on the redemption of shares.

Contingent Deferred Sales Charge


Class I. In order to recover commissions paid to securities dealers on investments of $1 million or more, a contingent deferred sales charge of 1% applies to redemptions of those investments within the contingency period of 12 months of the calendar month following their purchase. The charge is 1% of the lesser of the net asset value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares at the time of purchase, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances. See "Purchases at Net Asset Value" under "How Do I Buy Shares?."


Class II. Class II shares redeemed within the contingency period of 18 months of the calendar month following their purchase will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances. See below.

Class I and Class II. In determining if a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) Shares representing amounts attributable to capital appreciation of those shares held less than the contingency period (12 months in the case of Class I shares and 18 months in the case of Class II shares); (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period; and followed by any shares held less than the contingency period, on a "first in, first out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge on each class of shares is waived, as applicable, for: exchanges; any account fees; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually); redemptions initiated by the Fund due to a shareholder's account falling below the minimum specified account size; and redemptions following the death of the shareholder or the beneficial owner.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Requests for redemptions for a specified dollar amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a specific number of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

Additional Information Regarding Redemptions

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption. In addition, the right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount invested by the shareholder, depending on fluctuations in the market value of securities owned by the Fund.

Other

For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS

Shareholders of the Fund and their investment representative of record, if any, may be able to execute various transactions by calling Investor Services at 1-800/632-2301.


All shareholders will be able to: (i) effect a change in address, (ii) change a dividend option, (iii) transfer Fund shares in one account to another identically registered account in the Fund, and (iv) exchange Fund shares as described in this Prospectus by telephone. In addition, shareholders who complete and file an Agreement as described under "How Do I Sell Shares? Redemptions By Telephone" will be able to redeem shares of the Fund.


Verification Procedures

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. Shareholders are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

General

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, shareholders may wish to contact their investment representative for assistance, or to send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from the inability of a shareholder to execute a telephone transaction.

The telephone transaction privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

HOW ARE FUND SHARES VALUED?

The net asset value per share of each class of the Fund is determined as of the close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum sales charge of each class of shares of the Fund).

The net asset value per share for each class of the Fund is determined in the following manner: The aggregate of all liabilities is deducted from the aggregate gross value of all assets, and the difference is divided by the number of shares of the respective class of the Fund outstanding at the time. For the purpose of determining the aggregate net assets of each class of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued. Portfolio securities for which market quotations are readily available are valued within the range of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors, including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board of Trustees. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Each of the Fund's classes will bear, pro rata, all of the common expenses of the Fund. The net asset value of all outstanding shares of each class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Fund represented by the value of shares of such classes, except that the Class I and Class II shares will bear the Rule 12b-1 expenses payable under their respective plans. Due to the specific distribution expenses and other costs that will be allocable to each class, the dividends paid to each class of the Fund may vary.


HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?


Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, Franklin and Templeton shareholders may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(R) system, Class I shareholders may obtain current price, yield or other performance information specific to a Franklin fund; process an exchange into an identically registered Franklin account; obtain account information and request duplicate confirmation or year-end statements, money fund checks, if applicable, and deposit slips.

By calling the Templeton Star Service, shareholders may obtain current price and yield information specific to a Templeton fund, regardless of class, or Franklin class II shares; obtain account information, request duplicate confirmation or year-end statements and money fund checks, if applicable.

Share prices and account information specific to Templeton class I or II shares and Franklin class II shares may also be accessed on TeleFACTS by Franklin class I and class II shareholders.

The TeleFACTS system is accessible by calling 1-800/247-1753. The Star Service is accessible by calling 1-800/654-0123. Franklin Class I and Class II share codes for the Fund, which will be needed to access system information, are 181 and 281, respectively. The system's automated operator will prompt the caller with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist shareholders and securities dealers wishing to speak directly with a representative, the following is a list of the various Franklin departments, telephone numbers and hours of operation to call. The same numbers may be used when calling from a rotary phone:

                                                Hours of Operation
                                                (Pacific time)
DEPARTMENT NAME              TELEPHONE NO.  (MONDAY THROUGH FRIDAY)
Shareholder Services         1-800/632-2301 6:00 a.m. to 5:00 p.m.
Dealer Services              1-800/524-4040 6:00 a.m. to 5:00 p.m.
Fund Information             1-800/DIAL BEN 6:00 a.m. to 8:00 p.m.
                                            8:30 a.m. to 5:00 p.m.
                                            (Saturday)
Retirement Plans             1-800/527-2020 6:00 a.m. to 5:00 p.m.
TDD (hearing impaired)       1-800/851-0637 6:00 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.


HOW DOES THE FUND MEASURE PERFORMANCE?


Advertisements, sales literature and communications to shareholders may contain various measures of a class' performance, including current yield, tax equivalent yield, various expressions of total return, current distribution rate and taxable equivalent distribution rate. They may occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures, as prescribed by the SEC, represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for each class for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield for each class reflects the income per share earned by the Fund's portfolio investments. It is calculated for each class by dividing that class' net investment income per share during a recent 30-day period by the maximum public offering price for that class of shares on the last day of that period and annualizing the result. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a fund's yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

Current yield and tax equivalent yield for each class, which are calculated according to a formula prescribed by the SEC (see the SAI), are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of a class are reflected in the current distribution rate or taxable equivalent distribution rate, which may be quoted to shareholders. The current distribution rate is computed by dividing the total amount of dividends per share paid by a class during the past 12 months by a current maximum offering price for that class of shares. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after tax distribution rate equivalent to a class' distribution rate (calculated as indicated above). Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against a class' income and will assume the payment of the maximum sales charge on the purchase of that class of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of each class, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a class' yield, tax equivalent yield, distribution rate, taxable equivalent distribution rate or total return may be in any future period.

Because Class II shares were not offered prior to May 1, 1995, no performance data is available for these shares. After a sufficient period of time has passed, Class II performance data will be available.

GENERAL INFORMATION

Reports to Shareholders

The Fund's fiscal year ends December 31. Annual Reports containing audited financial statements of the Trust, including the auditor's report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. Copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Fund's Annual Report to Shareholders and the SAI.

Organization

The Trust was organized as a Massachusetts business trust on July 17, 1986. The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series or classes thereof. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to the net assets of such series upon liquidation or dissolution.

The Board of Trustees may from time to time issue other series of the Trust, the assets and liabilities of which will likewise be separate and distinct from any other series. In addition, each series may offer its shares in one or more classes, depending on the distribution or other options offered by each such class.

Voting Rights

Voting rights are noncumulative, so that in any election of trustees the holders of more than 50% of the shares voting can elect 100% of the trustees, if they choose to do so and, in such event, the holders of the remaining shares voting will not be able to elect any person or persons to the Board of Trustees. The Trust does not intend to hold annual shareholders' meetings. The Trust may, however, hold a special shareholders' meeting for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees, such as that provided in Section 16(c) of the 1940 Act.

Shares of each class represent proportionate interests in the assets of the Fund and have the same voting and other rights and preferences as the other class of the Fund for matters that affect the Fund as a whole. For matters that only affect a certain class of the Fund's shares, however, only shareholders of that class will be entitled to vote. Therefore, each class of shares will vote separately on matters (1) affecting only that class, (2) expressly required to be voted on separately by state business trust law, or (3) required to be voted on separately by the 1940 Act, or the rules adopted thereunder. For instance, if a change to the Rule 12b-1 plan relating to Class I shares requires shareholder approval, only shareholders of Class I may vote on the change to the Rule 12b-1 plan affecting that class. Similarly, if a change to the Rule 12b-1 plan relating to Class II shares requires approval, only shareholders of Class II may vote on changes to such plan. On the other hand, if there is a proposed change to the investment objective of the Fund, this affects all shareholders, regardless of which class of shares they hold and, therefore, each share has the same voting rights.

Redemptions by the Fund

The Fund reserves the right to redeem, at net asset value, shares of any shareholder whose account has a value of less than $50, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided advance notice is given to the shareholder. More information is included in the SAI.

Other Information

Distribution or redemption checks sent to shareholders do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss to the shareholder caused by the shareholder's failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.


REGISTERING YOUR ACCOUNT


An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, a shareholder may transfer an account in the Fund carried in "street" or "nominee" name by the shareholder's securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform the shareholder's delivering securities dealer. To effect the transfer, a shareholder should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from the shareholder's delivering securities dealer. In the future it may be possible to effect such transfers electronically through the services of the NSCC.

The Fund may conclusively accept instructions from an owner or the owner's nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by the owner, the nominee, or both. If a securities dealer or other representative is of record on an investor's account, the investor will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Shareholder Services Agent, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.

Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

Important Notice Regarding
TAXPAYER IRS CERTIFICATIONS

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. A shareholder may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.



RISK FACTORS IN NEW YORK

Since the Fund primarily invests in New York Municipal Securities, there are certain specific factors and considerations concerning New York State and New York City which may affect the credit and market risk of the municipal securities that the Fund may purchase. The following information is based primarily upon information derived from public documents relating to securities offerings of issuers of New York Municipal Securities, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Fund.

The primary purpose of investing in a portfolio of New York Municipal Securities is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware that certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have experienced financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of other New York issuers and have generally contributed to higher interest rates and lower market prices for their debt obligations. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities.

As of the date of filing of this Prospectus with the SEC, no issuers of New York Municipal Securities were, to the knowledge of the investment manager, in default with respect to the payment of their debt obligations. The occurrence of any such default, however, could adversely affect the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Securities are summarized in the SAI.

Investors should consider the greater risk of the Fund's concentration in New York Municipal Securities versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision. The Fund's investment manager believes, however, that by maintaining the Fund's investment portfolio in New York Municipal Securities which are covered by insurance policies providing for the scheduled payment of principal and interest in the event of non-payment by the issuer as discussed elsewhere in this Prospectus, the Fund is largely insulated from the credit risks that may exist on long-term New York Municipal Securities. The SAI contains a further description under "Appendix A - Risk Factors Affecting New York Municipal Securities."


FRANKLIN NEW YORK
INTERMEDIATE-TERM
TAX-FREE INCOME FUND

FRANKLIN NEW YORK TAX-FREE TRUST

PROSPECTUS           MAY 1, 1996


777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

The Franklin New York Intermediate-Term Tax-Free Income Fund (the "Fund") is one of three non-diversified series of the Franklin New York Tax-Free Trust (the "Trust"), an open-end management investment company. The Fund offers individual investors, corporations and other institutions a convenient way to invest in a professionally managed portfolio of municipal securities, primarily issued by the state of New York and its political subdivisions. The Fund's investment goal is to provide investors with as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The Fund intends to invest primarily in a portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. There can be no assurance that the Fund's objective will be achieved.

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful.

An SAI concerning the Trust, dated May 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the SEC and is incorporated herein by reference. A copy is available without charge from the Fund or from Distributors, at the address or telephone number shown above.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus is not an offering of the securities herein described in any state in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this Prospectus. Further information may be obtained from the underwriter.



CONTENTS                                           PAGE

Expense Table

Financial Highlights - How Has the Fund Performed?

What Is the Franklin New York Tax-Free Trust?

How Does the Fund Invest Its Assets?

What Are the Fund's Potential Risks?

How You Participate in the Results of the Fund's Activities

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?

Telephone Transactions

How Are Fund Shares Valued?

How Do I Get More Information About My Investment?

How Does the Fund Measure Performance?

General Information

Registering Your Account

Important Notice Regarding
  Taxpayer IRS Certifications

  Useful Terms and Definitions

Risk Factors in New York

EXPENSE TABLE

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of the Fund, before fee waivers and expense reductions, for the fiscal year ended December 31, 1995.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases
(as a percentage of offering price)                      2.25%
Deferred Sales Charge                                    NONE*

*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net
assets)
Management Fees                                                     0.63%**
Rule 12b-1 Fees                                                     0.09%***
Other Expenses:
 Reports to Shareholders              0.02%
 Shareholder Servicing Costs          0.03%
 Other                                0.06%
                                      -----
Total Other Expenses                                                0.11%

Total Fund Operating Expenses                                       0.83%**

** The Manager has agreed in advance to waive a portion of its management fee and to make certain payments to reduce expenses of the Fund. With this reduction, management fees and total operating expenses represented 0.13% and 0.33%, respectively, of the average net assets of the Fund.

*** The maximum amount of Rule 12b-1 fees allowed pursuant to the Fund's distribution plan is 0.10%. See "Who Manages the Fund? - Plan of Distribution. Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.

EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

ONE YEAR               THREE YEARS      FIVE YEARS      TEN YEARS
$31*                       $48              $68           $123

*Assumes that a contingent deferred sales charge will not apply.

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. See "Who Manages the Fund?" for a description of the Fund's expenses. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of the Fund. The information for the period ended December 31, 1992 and for the three fiscal years ended December 31, 1995 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements in the Trust's Annual Report to Shareholders for the year ended December 31, 1995. See the discussion "Reports to Shareholders" under "General Information." in this Prospectus.

                        Per Share Operating Performance                                            Ratios/Supplemental Data
                                                                                                                Ratio of Net
            Net Asset            Net Realized            DistributionsNet Asset          Net Assets   Ratio of  Investment
 Period      Value       Net    & Unrealized  Total From  From Net     Value              at End     Expenses    Income   Portfolio
  Ended    Beginning InvestmentGains (Losses) Investment Investment   at End     Total    of Year   to Average to Average  Turnover
December 31 of Year    Income   on Securities Operations   Income     of Year   Return+ (in 000's) Net Assets++Net Assets   Rate
1992*       $10.00     $.090     $(1.135       $0.225      $(.015)    $10.21     2.25%    $03,459      --%        4.41%**    20.80%
1993         10.21      .480        .536        1.016       (.546)     10.68    10.18      31,162      --         4.96       30.95
1994         10.68      .550      (1.104)       (.554)      (.526)      9.60    (5.42)     35,166      .05        5.57      188.38
1995          9.60      .550        .795        1.345       (.545)     10.40    14.31      43,229      .33        5.51       24.68


*For the period September 21, 1992 (effective date of registration) to December 31, 1992.

**Annualized

+Total return measures the change in value of an investment over the period indicated. It does not include the maximum front-end sales charge or the deferred contingent sales charge, and assumes reinvestment of dividends and capital gains, if any, at net asset value.

++During the periods indicated, the Manager agreed in advance to waive a portion of its management fees and to make payments to reduce expenses of the Fund. Had such action not been taken, the ratio of expenses to average net assets would have been as follows:

                        RATIO OF EXPENSES TO AVERAGE NET ASSETS
1992*,**                                1.76%
1993                                    0.73%
1994                                    0.80%
1995                                    0.83%

WHAT IS THE FRANKLIN NEW YORK TAX-FREE TRUST?


The Trust is an open-end management investment company, or mutual fund, organized as a Massachusetts business trust in July 1986 and registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"). The Trust currently consists of three series, each of which issues a separate series of the Trust's shares and maintains a totally separate investment portfolio. This Prospectus relates only to the Franklin New York Intermediate-Term Tax-Free Income Fund.

Shares of the Fund may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price, which is equal to the Fund's net asset value (see "Valuation of Fund Shares") plus a sales charge not exceeding 2.25% of the offering price. See "How Do I Buy Shares?"

HOW DOES THE FUND INVEST
ITS ASSETS?


The Fund seeks to provide investors with as high a level of income exempt from federal income taxes and New York State and New York City personal income taxes as is consistent with prudent investment management and the preservation of shareholders' capital. The objective is a fundamental policy of the Fund and may not be changed without shareholder approval. The Fund intends to invest primarily in a portfolio of investment grade obligations with a dollar weighted average portfolio maturity of more than three years but not more than ten years. As with any investment, there is no assurance that the Fund's objective will be achieved.

Under normal market conditions, the Fund attempts to invest 100% and, as a matter of fundamental policy, will invest at least 80% of its total assets in debt obligations issued by or on behalf of the state of New York or any state, territory or possession of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which is exempt from federal income tax. It is possible, although not anticipated, that up to 20% of the Fund's net assets could be in municipal securities subject to the alternative minimum tax and/or in taxable obligations.


The Fund may invest, without percentage limitations, in securities having, at the time of purchase, one of the four highest ratings of Moody's Investors Service ("Moody's") (Aaa, Aa, A, Baa), Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB), or Fitch Investors Service, Inc. ("Fitch") (AAA, AA, A,
BBB), or in securities which are not rated, provided that, in the opinion of the Fund's investment manager, such securities are comparable in quality to those within the four highest ratings. These are considered to be "investment grade" securities, although bonds rated in the fourth highest ratings level (Baa by Moody's) are regarded as having an adequate capacity to pay principal and interest but with greater vulnerability to adverse economic conditions and as having some speculative characteristics. In the event the rating of an issue held in the Fund's portfolio is lowered by the rating services, such change will be considered by the Fund in its evaluation of the overall investment merits of that security but such change will not necessarily result in an automatic sale of the security. For a description of municipal securities ratings, see "Appendix B - Description of Municipal Securities Ratings" in the SAI.

In addition, under normal market conditions, the Fund will invest at least 65% of its total assets in municipal securities and obligations issued by or on behalf of the state of New York and its local governments, municipalities, authorities, agencies and political subdivisions, and those of certain other governmental issuers, such as the Commonwealth of Puerto Rico, which pay income exempt from regular federal, New York State and New York City personal income taxes ("New York Municipal Securities"). Dividends paid by the Fund which are derived from interest on tax-exempt obligations that are not New York Municipal Securities will be exempt from regular federal income tax, but will be subject to New York State and New York City personal income taxes. It is possible, although not anticipated, that up to 35% of the Fund's net assets could be in municipal securities from a state other than New York.

For temporary defensive purposes only, the Fund may invest (i) more than 20% of its assets (which could be up to 100%) in fixed-income obligations the interest on which is subject to regular federal income tax, and (ii) more than 35% of the value of its net assets (which could be up to 100%) in instruments the interest on which is exempt from regular federal income taxes but not New York State and New York City personal income taxes. Any such temporary taxable investments will be limited to obligations issued or guaranteed by the full faith and credit of the U.S. government or commercial paper rated A-1 by S&P.

The Fund may borrow from banks for temporary or emergency purposes and pledge up to 5% of its total assets therefore. Although the Fund does not currently intend to do so, consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan.

The Fund may purchase or sell securities without regard to the length of time the security has been held, and the frequency of portfolio transactions (the turnover rate) will vary from year to year, depending on market conditions. The Fund's annual portfolio turnover rate for the fiscal years ended December 31, 1994 and 1995 was 188.38% and 24.68%. The higher portfolio turnover rate for the fiscal year ended December 31, 1994 was due to a repositioning of the Fund for defensive purposes. High portfolio turnover increases transaction costs which may be paid by the Fund.

Illiquid Investments. It is the policy of the Fund that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which the Fund has valued the securities) may not constitute, at the time of purchase, more than 10% of the value of the net assets of the Fund.

MUNICIPAL SECURITIES

The term "municipal securities," as used in this Prospectus, means obligations issued by or on behalf of the state of New York or any state, territory or possession of the U.S. and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from federal income tax. An opinion as to the tax-exempt status of a municipal security is generally rendered to the issuer by the issuer's bond counsel at the time of issuance of the security.


Municipal securities are used to raise money for various public purposes, such as constructing public facilities and making loans to public institutions. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Further information on the maturity and funding classifications of municipal securities is included in the SAI.

It is possible, from time to time, that the Fund will invest more than 25% of its assets in a particular segment of the municipal securities market, including, but not limited to, hospital revenue bonds, housing agency bonds, tax-exempt industrial development revenue bonds, transportation bonds, or pollution control revenue bonds. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or declining markets or need for the projects) might also affect other bonds in the same segment, thereby potentially increasing market risk.


Yields on municipal securities vary, depending on a variety of factors, including the general condition of the financial markets and of the municipal securities market, the size of a particular offering, the maturity of the obligation and the credit rating of the issuer. Generally, municipal securities of longer maturities produce higher current yields than municipal securities with shorter maturities, but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower-rated municipal securities generally produce a higher yield than higher-rated municipal securities due to the perception of a greater degree of risk as to the ability of the issuer to pay principal and interest obligations.

The interest on bonds issued to finance public purpose state and local government operations is generally tax-exempt for regular federal income tax purposes. Interest on certain "private activity bonds" (including those for housing and student loans) issued after August 7, 1986, while still tax-exempt, constitutes a preference item for taxpayers in determining the federal alternative minimum tax under the Internal Revenue Code of 1986, as amended (the "Code"), and under the income tax provisions of some states. This interest could subject a shareholder to, or increase the shareholder's liability under, the federal and state alternative minimum tax, depending on the shareholder's tax situation. In addition, all distributions derived from interest exempt from regular federal income tax may subject corporate shareholders to, or increase their liability under, the federal alternative minimum tax, because such distributions are included in the corporation's "adjusted current earnings." In states with a corporate franchise tax, distributions of the Fund may also be fully taxable to corporate shareholders under their state franchise tax systems. Consistent with the Fund's investment objective, the Fund may acquire such private activity bonds if, in the investment manager's opinion, such bonds represent the most attractive investment opportunity then available to the Fund. As of December 31, 1995, the Fund derived 4.45% of its income from bonds, the interest on which constitutes a preference item subject to the federal alternative minimum tax for certain investors.


The Fund may purchase floating rate and variable rate obligations. These obligations bear interest at rates that are not fixed, but that vary with changes in prevailing market rates on predesignated dates. The Fund may also invest in variable or floating rate demand notes ("VRDNs"), which carry a demand feature that permits the Fund to tender the obligation back to the issuer or a third party at par value plus accrued interest prior to maturity, according to the terms of the obligations, which amount may be more or less than the amount the Fund paid for such obligation. Frequently, VRDNs are secured by letters of credit or other credit support arrangements. Because of the demand feature, the prices of VRDNs may be higher and the yields lower than they otherwise would be for obligations without a demand feature. The Fund will limit its purchase of municipal securities that are floating rate and variable rate obligations to those meeting the quality standards set forth in this Prospectus.

The Fund may purchase and sell municipal securities on a "when-issued" and "delayed delivery" basis. These transactions are subject to market fluctuation, and the value at delivery may be more or less than the purchase price. Although the Fund will generally purchase municipal securities on a when-issued basis with the intention of acquiring such securities, it may sell such securities before the settlement date if it is deemed advisable. When the Fund is the buyer in such a transaction, it will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments, until payment is made. To the extent the Fund engages in "when-issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for the Fund's portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

The Fund may also invest in municipal lease obligations, primarily through Certificates of Participation ("COPs"). COPs, which are widely used by state and local governments to finance the purchase of property, function much like installment purchase agreements. For example, COPs may be created when long-term lease revenue bonds are issued by a governmental corporation to pay for the acquisition of property or facilities which are then leased to a municipality. The payments made by the municipality under the lease are used to repay interest and principal on the bonds issued to purchase the property. Once these lease payments are completed, the municipality gains ownership of the property for a nominal sum. This lease format is generally not subject to constitutional limitations on the issuance of state debt, and COPs may enable a governmental issuer to increase government liabilities beyond constitutional debt limits.

A feature which distinguishes COPs from municipal debt is that the lease which is the subject of the transaction must contain a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds. Local administrations, being faced with increasingly tight budgets, therefore have more discretion to curtail payments under COPs than they do to curtail payments on traditionally funded debt obligations. If the government lessee does not appropriate sufficient monies to make lease payments, the lessor or its agent is typically entitled to repossess the property. In most cases, however, the private sector value of the property will be less than the amount the government lessee was paying.

While the risk of nonappropriation is inherent to COPs financing, the Fund believes that this risk is mitigated by its policy of investing only in COPs rated within the four highest rating categories of Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality. Criteria considered by the rating agencies and the investment manager in assessing such risk include the issuing municipality's credit rating, evaluation of how essential the leased property is to the municipality and the term of the lease compared to the useful life of the leased property. The Board of Trustees reviews the COPs held in the Fund's portfolio to assure that they constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board of Trustees. Such factors include (a) the credit quality of such securities and the extent to which they are rated or, if unrated, comply with existing criteria and procedures followed to ensure that they are of quality comparable to the rating required for Fund investment, including an assessment of the likelihood that the leases will not be canceled; (b) the size of the municipal securities market, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by the Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. While there is no limit as to the amount of assets which the Fund may invest in COPs, as of December 31, 1995, the Fund held 24.07% of its net assets in COPs and other municipal leases.


The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specified price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for five to ten years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowings may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be a lower overall yield due to lower current interest rates. If the purchase price of such bonds included a premium related to the appreciated value of the bonds, some or all of that premium may not be recovered by bondholders, such as the Fund, depending on the price at which such bonds were redeemed. Notwithstanding the call feature, any such investment would still be subject to the policy whereby the Fund is required to maintain a dollar weighted average portfolio maturity between three and ten years.

Other. The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information about the policies discussed herein, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.


WHAT ARE THE FUND'S POTENTIAL RISKS?

While an investment in the Fund is not without risk, certain policies are followed in managing the Fund which may help to reduce such risk. There are two categories of risks that the Fund is subject to: credit risk and market risk. Credit risk is a function of the ability of an issuer of a municipal security to maintain timely interest payments and to pay the principal of a security upon maturity. It is generally reflected in a security's underlying credit rating and its stated interest rate (normally the coupon rate). A change in the credit risk associated with a municipal security may cause a corresponding change in the security's price. Market risk is the risk of price fluctuation of a municipal security caused by changes in general economic and interest rate conditions generally affecting the market as a whole. A municipal security's maturity length also affects its price. As with other debt instruments, the price of the securities in which the Fund invests are likely to decrease in times of rising interest rates. Conversely, when rates fall, the value of the Fund's investments may rise. Price changes of securities held by the Fund have a direct impact on the net asset value per share of the Fund. Since the Fund primarily invests in New York Municipal Securities, there are certain specific factors and considerations concerning New York which may affect the credit and market risk of the municipal securities that the Fund may purchase. See "Risk Factors in New York" for a discussion of these factors.


As a non-diversified investment company, the Fund is not subject to any statutory restriction under the 1940 Act with respect to the concentration of its investments in the assets of one or more issuers. This concentration may present greater risks than in the case of a diversified company. (See the SAI for the diversification requirements the Fund intends to meet in order to qualify as a regulated investment company under the Code.)

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see the SAI.

HOW YOU PARTICIPATE
IN THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, the value of the shares of the Fund you own will increase. If the securities owned by the Fund decrease in value, the value of the your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.

In addition to the factors which affect the value of individual securities, as described in the preceding sections, you may anticipate that the value of Fund shares will fluctuate with movements in the broader bond markets as well. In particular, changes in interest rates will affect the value of the Fund's portfolio and thus its share price. Increased rates of interest, which frequently accompany higher inflation and/or a growing economy are likely to have a negative effect on the value of Fund shares. History reflects both increases and decreases in the prevailing rate of interest and these may reoccur unpredictably in the future.

WHO MANAGES THE FUND?

The Board has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Advisers serves as the Fund's investment manager. Advisers is a wholly-owned subsidiary Resources, a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries. Advisers acts as investment manager or administrator to 36 U.S. registered investment companies (118 separate series) with aggregate assets of over $80 billion, $41 billion of which is in the municipal securities market.

Pursuant to a management agreement, the Manager supervises and implements the Fund's investment policies and provides certain administrative services and facilities which are necessary to conduct the Fund's business. The Manager performs similar services for other funds and there may be times when the actions taken with respect to the Fund's portfolio will differ from those taken by the Manager on behalf of other funds. Neither the Manager (including its affiliates) nor its officers, directors or employees nor the officers and directors [trustees] of the Fund are prohibited from investing in securities held by the Fund or other funds which are managed or administered by the Manager to the extent such transactions comply with the Fund's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Fund's Code of Ethics.

The team responsible for the day-to-day management of the Fund's portfolio is: Mr. Kenny since 1994 and Mr. Pinkham and Ms. Wong since 1992.

Thomas Kenny
Senior Vice President
and Portfolio Manager
Franklin Advisers, Inc.

Mr. Kenny is the Director of Franklin's Municipal Bond Department. He holds a Master of Science degree in finance from Golden Gate University and a Bachelor of Arts degree in business and economics from the University of California at Santa Barbara. Mr. Kenny joined Franklin in 1986. He is a member of several municipal securities industry-related committees and associations.

John B. Pinkham
Vice President and
Portfolio Manager
Franklin Advisers, Inc.

Mr. Pinkham has a Bachelor of Science degree in business from Columbia University. He has been in the securities industry since 1956 and with Advisers since 1985. He is a member of the Financial Analysts Federation.

Stella Wong
Portfolio Manager
Franklin Advisers, Inc.

Ms. Wong holds a Master's degree in Financial Planning from Golden Gate University and a Bachelor of Science degree in business administration from San Francisco State University. She joined Advisers in 1986. She is a member of several securities industry-related committees and associations.

During the fiscal year ended December 31, 1995, management fees, before any advance waiver, totaled 0.63% of the average net assets of the Fund. Total operating expenses, including management fees, before any advance waiver, totaled 0.83% of the average net assets of the Fund. Pursuant to an agreement by Advisers to limit its fees, the Fund paid management fees totaling 0.13% of the average net assets of the Fund and operating expenses totaling 0.33%. This arrangement may be terminated by the Manager at any time upon notice to the Board.

It is not anticipated that the Fund will incur a significant amount of brokerage expenses because municipal securities are generally traded in principal transactions that involve the receipt by the broker of a spread between the bid and ask prices for the securities and not the receipt of commissions. In the event that the Fund does participate in transactions involving brokerage commissions, it is the Manager's responsibility to select brokers through whom such transactions will be effected. The Manager will try to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Does the Fund Purchase Securities For Its Portfolio?" in the SAI.

Shareholder accounting and many of the clerical functions for the Fund are performed by Investor Services in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

PLAN OF DISTRIBUTION

A distribution plan has been approved and adopted for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Trust on behalf of the Fund, Distributors or its affiliates.

The maximum amount which the Fund may reimburse to Distributors or others for such distribution expenses is 0.10% per annum of its average daily net assets, payable on a quarterly basis. All expenses of distribution in excess of 0.10% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund.

The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information, including a discussion of the Board's policies with regard to the amount of Plan fees, please see "The Fund's Underwriter" in the SAI.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:

1. INCOME DIVIDENDS. The Fund receives income generally in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made twice each year. One distribution may be made in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of such year. Any net short-term and net long-term capital gains realized by the Fund during the remainder of the fiscal year may be distributed following the end of the fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of its distributions for operational or other reasons.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from the Fund in any of these ways:

1.....Purchase additional shares of the Fund - You may purchase additional shares of the Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2.....Purchase shares of other Franklin Templeton Funds - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3.....Receive distributions in cash - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE FUND. You may change the distribution option selected at any time by notifying the Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.

HOW TAXATION AFFECTS YOU AND THE FUND


The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.

Each series of the Trust intend to continue to qualify as a separate entity for federal income tax purposes. The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.


By meeting certain requirements of the Code, the Fund has qualified and continues to qualify to pay exempt-interest dividends to its shareholders. Such exempt-interest dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular federal income tax for Fund shareholders. In addition, to the extent that exempt-interest dividends are derived from interest on obligations of New York and its political subdivisions, from interest on direct obligations of the federal government, or from interest on U.S. territorial obligations (including Puerto Rico, the U.S. Virgin Islands or Guam), they will be exempt from New York State and New York City personal income taxes. For corporate taxpayers subject to the New York State franchise tax, however, the foregoing categories of interest income will generally be taxable.

To the extent dividends are derived from taxable income from temporary investments (including the discount from certain stripped obligations or their coupons or income from securities loans or other taxable transactions), from the excess of net short-term capital gain over net long-term capital loss, or from ordinary income derived from the sale or disposition of bonds purchased with market discount after April 30, 1993, they are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

From time to time, the Fund may purchase a tax-exempt obligation with market discount; that is, for a price that is less than the principal amount of the bond, or for a price that is less than the principal amount of the bond where the bond was issued with original issue discount, and such market discount exceeds a de minimis amount. For such obligations purchased after April 30, 1993, a portion of the gain (not to exceed the accrued portion of market discount as of the time of sale or disposition) is treated as ordinary income rather than capital gain. Any distribution by the Fund of such ordinary income to its shareholders will be subject to regular income tax in the hands of Fund shareholders. In any fiscal year, the Fund may elect not to distribute to its shareholders its taxable ordinary income and, instead, to pay federal income or excise taxes on this income at the Fund level. The amount of such distributions, if any, is expected to be small.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January will be treated, for tax purposes, as if received by the shareholder on December 31 of the calendar year in which they are declared.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time a shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Redemptions and exchanges of Fund shares are taxable events on which a shareholder may realize a gain or loss. Any loss incurred on the sale or exchange of Fund shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Since the Fund's income is derived from interest income and gain on the sale of portfolio securities rather than dividend income, no portion of the Fund's distributions will generally be eligible for the corporate dividends-received deduction. None of the distributions paid by the Fund for the fiscal year ended December 31, 1995 qualified for this deduction and it is not anticipated that any of the current year's dividends will so qualify.


The Fund will inform shareholders of the source of their dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions, including the portion of the dividends on an average basis which constitutes taxable income or interest income that is a tax preference item under the alternative minimum tax. Shareholders who have not held shares of the Fund for a full calendar year may have designated as tax-exempt or as tax preference income a percentage of income which is not equal to the actual amount of tax-exempt or tax preference income earned during the period of their investment in the Fund.

Exempt-interest dividends of the Fund, although exempt from regular federal income tax in the hands of a shareholder, are includible in the tax base for determining the extent to which a shareholder's social security or railroad retirement benefits will be subject to federal income tax. Shareholders are required to disclose the receipt of tax-exempt interest on their federal income tax returns.

Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry Fund shares will not be deductible for federal income tax purposes.

The foregoing description relates solely to federal income tax law and to New York State and New York City personal income tax treatment to the extent indicated. Shareholders should consult their tax advisors with respect to the applicability of other state and local income tax laws to distributions and redemption proceeds received from the Fund. Corporate, individual and trust shareholders should contact their tax advisors to determine the impact of Fund dividends and capital gain distributions under the alternative minimum tax that may be applicable to a shareholder's particular tax situation.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Fund and the application of foreign tax laws to these distributions.

HOW DO I BUY SHARES?

You may buy shares to open a Fund account with as little as $100 and make additional payments at any time with as little as $25. To open your account, contact your investment representative or complete and sign the enclosed Shareholder Application and return it to the Fund with your check.

PURCHASE PRICE OF FUND SHARES

You may buy shares at the public offering price, unless you qualify to purchase shares at a discount or without a sales charge as discussed below. The offering price will be calculated to two decimal places using standard rounding criteria.

Set forth below is a table of total sales charges or underwriting commissions and dealer concessions.

                                               TOTAL SALES CHARGE
                                               AS A PERCENTAGE DEALER CONCESSION
SIZE OF TRANSACTION            AS A PERCENTAGE  OF NET AMOUNT  AS A PERCENTAGE
AT OFFERING PRICE              OF OFFERING PRICE INVESTED     OF OFFERING PRICE*
--------------------------------------------------------------------------------
Less than $100,000                   2.25%      2.30        2.00%
$100,000 but less than 250,000       1.75%      1.78        1.50%
$250,000 but less than 500,000       1.25%      1.26        1.00%
$500,000 but less than 1,000,000     1.00%      1.01        0.85%
$1,000,000 or more                   none**      none   (see below)***

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times reallow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed an underwriter under the Securities Act of 1933, as amended.

**A contingent deferred sales charge of 1% may be imposed on certain redemptions of all or a part of an investment of $1 million or more. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

***Please see "General - Other Payments to Securities Dealers" below for a discussion of payments Distributors may make to securities dealers out of its own resources.

Rights of Accumulation. To determine if you may pay a reduced sales charge, you may add the cost or current value, whichever is higher, of your Class I and Class II shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21, to the amount of your current purchase. To receive the reduction, you or your investment representative must notify Distributors that your investment qualifies for a discount.

Letter of Intent. You may purchase shares at a reduced sales charge by completing the Letter of Intent section of the Shareholder Application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. You or your investment representative must inform us that the Letter is in effect each time you purchase shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

    You authorize Distributors to reserve five percent (5%) of the amount of the total intended purchase in Fund shares registered in your name.

    You grant Distributors a security interest in these shares and appoint Distributors as attorney-in-fact with full power of substitution to redeem any or all of these reserved shares to pay any unpaid sales charge if you do not fulfill the terms of the Letter.

    We will include the reserved shares in the total shares you own as reflected on your periodic statements.

    You will receive dividend and capital gain distributions on the reserved shares; we will pay or reinvest these distributions as you direct.

    Although you may exchange your shares, you may not liquidate reserved shares until you complete the Letter or pay the higher sales charge.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call our Shareholder Services Department.

Group Purchases. If you are a member of a qualified group, you may purchase Fund shares at the reduced sales charge applicable to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase. For example, if group members previously invested and still hold $80,000 of Fund shares and invest $25,000, the sales charge will be 1.75%.

We define a qualified group as one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares.

In addition, a qualified group must have more than 10 members, and be available to arrange for meetings between our representatives and group members. It must also agree to include sales and other materials related to the Franklin Templeton Funds in publications and mailings to its members at reduced or no cost to Distributors, and arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, your investments will continue automatically until you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. We invest your purchase at the applicable offering price per share determined on the day that the Fund receives both the check and the payroll deduction data in required form.

PURCHASES AT NET ASSET VALUE

You may invest money from the following sources in shares of the Fund without paying front-end or contingent deferred sales charges:

(i) a distribution that you have received from a Franklin Templeton Fund or a real estate investment trust ("REIT") sponsored or advised by Franklin Properties, Inc., if the distribution is returned within 365 days of its payment date. You may reinvest Class II distributions in either Class I or Class II shares, but Class I distributions may only be invested in Class I shares under this privilege. For more information, see "Distribution Options" under "What Distributions Might I Receive from the Fund?" or call Shareholder Services at 1-800/632-2301; or

(ii) a redemption from a mutual fund with investment objectives similar to those of the Fund, if (a) your investment in that fund was subject to either a front-end or contingent deferred sales charge at the time of purchase, (b) the fund is not part of the Franklin Templeton Funds, and (c) your redemption occurred within the past 60 days;

You may also reinvest the proceeds from a redemption of any of the Franklin Templeton Funds at net asset value. To do so, you must (a) have paid a sales charge on the purchase or sale of the original shares, (b) reinvest the redemption money in the same class of shares, and (c) request the reinvestment of the money within 365 days of the redemption date. You may reinvest up to the total amount of the redemption proceeds under this privilege. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. While you will receive credit for any contingent deferred sales charge paid on the shares redeemed, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares exchanged into other Franklin Templeton Funds are not considered "redeemed" for this privilege (see "What If My Investment Outlook Changes? - Exchange Privilege").

If you immediately reinvested your redemption proceeds in a Franklin Bank Certificate of Deposit ("CD") but you would like to reinvest them back into the Franklin Templeton Funds as described above, you will have 365 days from the date the CD (including any rollover) matures to do so.

If your securities dealer or another financial institution reinvests your money in the Fund at net asset value for you, that person or institution may charge you a fee for this service.

A redemption is a taxable transaction, but reinvestment without a sales charge may affect the amount of gain or loss you recognize and the tax basis of the shares reinvested. If you have a loss on the redemption, the loss may be disallowed if you reinvest in the same fund within a 30-day period. If you would like more information regarding the possible tax consequences of such a reinvestment, please see the tax section of this Prospectus and the SAI.

Certain categories of investors also qualify to purchase shares of the Fund at net asset value regardless of the source of the investment proceeds. If you or your account is included in one of the categories below, none of the shares of the Fund you purchase will be subject to front-end or contingent deferred sales charges:

(i) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer;

(ii)  accounts managed by the Franklin Templeton Group;

(iii) certain unit investment trusts and unit holders of these trusts reinvesting distributions from the trusts in the Fund;

(iv) registered securities dealers and their affiliates, for their investment accounts only;

(v) current employees of securities dealers and their affiliates and their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate;

(vi) broker-dealers who have entered into a supplemental agreement with Distributors, or registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program);

(vii) any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). IF YOU ARE SUCH AN INVESTOR, PLEASE CONSULT YOUR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS. Municipal investors considering investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or the Manager on arbitrage rebate calculations. If you are a securities dealer who has executed a dealer agreement with Distributors and, through your services, an eligible governmental authority invests in the Fund at net asset value, Distributors or one of its affiliates may make a payment, out of its own resources, to you in an amount not to exceed 0.25% of the amount invested. Please contact the Franklin Templeton Institutional Services Department for additional information;

(viii) officers, trustees, directors and full-time employees of the Franklin Templeton Funds, or of the Franklin Templeton Group, and their family members. Although you may pay sales charges on investments in accounts opened after your association with us has ended, you may continue to invest in accounts opened while you were with us without paying sales charges; or

(ix) trust companies and bank trust departments that exercise exclusive discretionary investment authority over funds held in a fiduciary, agency, advisory, custodial or similar capacity and agree to invest at least $1 million in Franklin Templeton Funds over a 13 month period. We will accept orders for such accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order;

IF YOU QUALIFY TO BUY SHARES AT NET ASSET VALUE AS DISCUSSED IN THIS SECTION, PLEASE SPECIFY IN WRITING THE PRIVILEGE THAT APPLIES TO YOUR PURCHASE AND INCLUDE THAT WRITTEN STATEMENT WITH YOUR PURCHASE ORDER. WE WILL NOT BE RESPONSIBLE FOR PURCHASES THAT ARE NOT MADE AT NET ASSET VALUE IF THIS WRITTEN STATEMENT IS NOT INCLUDED WITH YOUR ORDER.

If you would like more information, please see "How Do I Buy and Sell Shares?" in the SAI.

GENERAL

The Fund continuously offers its shares through securities dealers who have an agreement with Distributors. The Fund and Distributors may refuse any order for the purchase of shares. Currently, the Fund does not allow investments by Market Timers.

Securities laws of states in which the Fund offers its shares may differ from federal law. Banks and financial institutions that sell shares of the Fund may be required to register as securities dealers pursuant to state law.

WHAT PROGRAMS AND PRIVILEGES ARE
AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in the name of an investor on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan, offers a convenient way to invest in the Fund. Under the Plan, you can arrange to have money transferred automatically from your checking account to the Fund each month to buy additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. Purchase shares of other Franklin Templeton Funds - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. Receive payments in cash - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.
While a Systematic Withdrawal Plan is in effect, shares must be held either in plan balance or, where share certificates are outstanding, deposited with the Fund.] You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.

INSTITUTIONAL ACCOUNTS

There may be additional methods of buying, selling or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of another Franklin Templeton Fund eligible for sale in your state of residence and in conformity with that fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. You may choose to sell your shares of the Fund and buy Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL


Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

BY TELEPHONE

You, or Your investment representative of record, if any, may exchange shares of the Fund by calling Investor Services at 1-800/632-2301 or the automated TeleFACTS(R) system (day or night) at 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

EXCHANGES THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of the Fund account, accrued but unpaid income dividends and capital gain distributions will be reinvested in the Fund at the net asset value on the date of the exchange, and then the entire share balance will be exchanged into the new fund in accordance with the procedures set forth above. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, tax-exempt municipal securities, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term, tax-exempt municipal securities and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.


The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

MARKET TIMERS

The Fund currently will not accept investments from Market Timers.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time and receive from the Fund the value of the shares. You may sell shares in any of the following ways:

BY MAIL

Send a written request signed by all registered owners to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled close of the Exchange, (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. You are requested to provide a telephone number(s) where you may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.


TO BE CONSIDERED IN PROPER FORM, SIGNATURES MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;


(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers that are members of a national securities exchange or a clearing agency or that have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

When shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.


Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:

Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation and (2) a corporate resolution.

Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustees and
(2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.

Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts". You may obtain additional information about telephone redemptions by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. The Fund and Investor Services will employ reasonable procedures to confirm that instructions given by telephone are genuine. You, however, bear the risk of loss in certain cases as described under "Telephone Transactions - Verification Procedures."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record. \

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, a you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments and government entities that qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.
redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.

The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.

The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by the Fund.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, you may call Franklin's Shareholder Services Department. Securities dealer may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS

By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option, (iii) transfer Fund shares in one account to another identically registered account in the Fund, and (iv) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares? - By Telephone" you will be able to redeem shares of the Fund.

VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In these situations, you may wish to contact their your investment representative for assistance or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding a shareholder's account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access TeleFACTS(R). By calling the TeleFACTS system (day or night) at 1-800/247-1753, you may account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips. The Fund Code, which will be needed to access system information, is
53. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided.

                                                Hours of Operation
                                                  (Pacific time)
Department Name              Telephone No.   (Monday through Friday)
Shareholder Services         1-800/632-2301   5:30 a.m. to 5:00 p.m.
Dealer Services              1-800/524-4040   5:30 a.m. to 5:00 p.m.
Fund Information             1-800/DIAL BEN   5:30 a.m. to 8:00 p.m.
                                              8:30 a.m. to 5:00 p.m. (Saturday)
Retirement Plans             1-800/527-2020   5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)       1-800/851-0637   5:30 a.m. to 5:00 p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

HOW DOES THE FUND MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of the Fund's performance, including current yield, various expressions of total return, current distribution rate, tax equivalent yield, taxable equivalent and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures, as prescribed by the SEC, represent the average annual percentage change in value of $1,000 invested at the maximum public offering price for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.


Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result. Tax equivalent yield demonstrates the yield from a taxable investment necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. It is computed by dividing the tax-exempt portion of a fund's yield (calculated as indicated) by one minus a stated income tax rate and adding the product to the taxable portion (if any) of the fund's yield.

Current yield and tax equivalent yield for the Fund which are calculated according to a formula prescribed by the SEC (see "General Information" in the SAI) are not indicative of the dividends or distributions which were or will be paid to the Fund's shareholders. Dividends or distributions paid to shareholders of the Fund are reflected in the current distribution rate or taxable equivalent distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate necessary to produce an after tax distribution rate equivalent to that of a fund which invests in tax-exempt obligations. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's performance may be in any future period.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends December 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and under "General Information" in the SAI.

ORGANIZATION AND VOTING RIGHTS

The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series or classes may be added in the future by the Board.

Shares of each series have equal rights as to voting and vote separately as to issues affecting that series or the Trust unless otherwise permitted by the 1940 Act. Voting rights are noncumulative, so that in any election of trustees the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust may, however, hold a special shareholders' meeting of a series for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding at least ten percent of the outstanding shares of the Fund. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees, such as that provided in Section 16(c) of the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

REGISTRERING YOUR ACCOUNT


An account registration should reflect the investor's intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.

Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."

Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.


Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.



RISK FACTORS IN NEW YORK

Since the Fund primarily invests in New York Municipal Securities, there are certain specific factors and considerations concerning New York State and New York City which may affect the credit and market risk of the municipal securities that the Fund may purchase. The following information is based primarily upon information derived from public documents relating to securities offerings of issuers of New York Municipal Securities, from independent municipal credit reports and historically reliable sources, but has not been independently verified by the Fund.

The primary purpose of investing in a portfolio of New York Municipal Securities is the special tax treatment accorded New York resident individual investors. Payment of interest and preservation of principal, however, is dependent upon the continuing ability of the New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Investors should be aware that certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have experienced financial difficulties in recent years. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of other New York issuers and have generally contributed to higher interest rates and lower market prices for their debt obligations. A recurrence of the financial difficulties previously experienced by such issuers could result in defaults or declines in the market values of their existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities.

As of the date of the filing of this Prospectus with the SEC, no issuers of New York Municipal Securities were, to the knowledge of the investment manager, in default with respect to the payment of their debt obligations. The occurrence of any such default, however, could adversely affect the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio. Some of the significant financial considerations relating to the Fund's investments in New York Municipal Securities are summarized in the SAI.

Investors should consider the greater risk of the Fund's concentration in New York Municipal Securities versus the safety that comes with a less concentrated investment portfolio and should compare yields available on portfolios of New York issues with those of more diversified portfolios, including out-of-state issues, before making an investment decision. The Fund's investment manager believes, however, that by maintaining the Fund's investment portfolio in New York Municipal Securities which are rated investment grade, the Fund is largely insulated from the credit risks that may exist on long-term New York Municipal Securities. The SAI contains a further description under "Appendix A - Risk Factors Affecting New York Municipal Securities."

1940 Act - Investment Company Act of 1940, as amended.

Advisers - Franklin Advisers, Inc., the Fund's investment manager.

Board - The Board of Trustees of the Trust.

Class I and Class II - "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

Code - Internal Revenue Code of 1986, as amended.

Distributors - Franklin/Templeton Distributors, Inc., the Fund's principal underwriter.

Exchange - New York Stock Exchange.

Franklin Funds - the mutual funds in the Franklin Group of Funds(R) except Franklin Valuemark Funds and the Franklin Government Securities Trust.

Franklin Templeton Funds - the Franklin Funds and the Templeton Funds.

Franklin Templeton Group - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries.

Investor Services - Franklin/Templeton Investor Services, Inc.

Letter - Letter of Intent.

Manager - Franklin Advisers, Inc., the Fund's investment manager.

Market Timer(s) - Market Timers generally include market timing or allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern.

Net asset value (NAV) - the value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding. When you buy, sell or exchange shares, we will use the NAV per share next calculated after we receive your request in proper form.

Offering price - The public offering price is equal to the net asset value per share plus the 2.25 % sales charge.

Proper Form (Purchases) - generally, the Fund must receive a completed Shareholder Application accompanied by a negotiable check.

Resources - Franklin Resources, Inc.

SAI - Statement of Additional Information.

SEC - Securities and Exchange Commission.

Securities Dealer - financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

TeleFACTS(R) - Franklin Templeton's automated customer servicing system.

Templeton Funds - the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund.

U.S. - United States.


FRANKLIN
NEW YORK
TAX-FREE TRUST

STATEMENT OF
ADDITIONAL INFORMATION

MAY 1, 1996

777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777
1-800/DIAL BEN

CONTENTS                                       PAGE

How Do the Funds Invest Their Assets?

Description of Municipal
  and Other Securities

Insurance (Insured Fund Only)

Investment Restrictions

Officers and Trustees

Investment Advisory
  and Other Services

How Do the Funds Purchase Securities
 For Their Portfolios?

How Do I Buy and Sell Shares?

How Are the Funds' Shares Valued?

Additional Information Regarding
  Taxation

The Trust's Underwriter

General Information

Financial Statements

Appendices

Franklin New York Insured Tax-Free Income Fund (the "Insured Fund"), Franklin New York Tax-Exempt Money Fund (the "Money Fund"), and Franklin New York Intermediate-Term Tax-Free Income Fund (the "Intermediate-Term Fund") are non-diversified, open-end series' of the Franklin New York Tax-Free Trust (the "Trust"), a management investment company. The series may separately or collectively be referred to hereafter as the "Fund," "Funds" or individually by the policy included as part of its name. The Funds' investment objectives are to concentrate its investments in New York municipal securities and seeks to provide investors with as high a level of income exempt from federal and New York State and New York City personal income taxes as is consistent with prudent investment management, while seeking preservation of shareholders' capital. The Money Fund also seeks liquidity in its investments.

The Insured Fund seeks to achieve its objectives by investing in New York municipal securities which are covered by insurance guaranteeing the scheduled payment of principal and interest, in securities backed by the full faith and credit of the U.S. government, in municipal securities secured by such U.S. government obligations and in short-term obligations of issuers with the highest ratings from Moody's Investors Service ("Moody's"), Standard & Poor's Corporation ("S&P") or Fitch Investors Service, Inc. ("Fitch"). All insured securities not insured through the issuer will be insured by a qualified municipal bond insurer.

The Money Fund is a no-load money market fund offering investors a convenient way to invest in a professionally managed portfolio of high quality, short-term New York municipal securities. The Money Fund attempts to maintain a stable net asset value of $1.00 per share and offers shareholders the convenience of redemption drafts (similar to checks) as one of the means of redeeming their shares.

The Intermediate-Term Fund seeks to achieve its objective by investing primarily in a portfolio of investment grade obligations with a dollar-weighted average portfolio maturity of more than three years but not more than ten years.

Separate prospectuses for the Funds, dated May 1, 1996, as may be amended from time to time, provide the basic information an investor should know before investing in any Fund of the Trust and may be obtained without charge from the Trust or from the Trust's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address shown above.

The Insured Fund's offers two classes of shares to its investors ("Multiclass"):
Franklin New York Insured Tax-Free Income Fund - Class I ("Class I") and Franklin New York Insured Tax-Free Income Fund - Class II ("Class II"). The multiclass structure allows you to consider, among other features, the impact of sales charges and distribution fees ("Rule 12b-1 fees") on your investment in the Insured Fund.


THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUSES. THIS SAI IS INTENDED TO PROVIDE INVESTORS WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE TRUST AND EACH FUND AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUSES.


HOW DO THE FUNDS INVEST THEIR ASSETS?

As noted in the Prospectuses, each Fund seeks to provide you with as high a level of income exempt from federal income taxes and from the personal income taxes of New York State and New York City as is consistent with prudent investment management, while seeking the preservation of capital. The Money Fund also seeks liquidity in its investments. The Intermediate-Term Fund seeks to accomplish its objective by investing primarily in a portfolio of investment grade obligations with a dollar-weighted average portfolio maturity of more than three years but not more than ten years.


As described in each Prospectus, under normal market conditions, each Fund will attempt to invest 100% and, as a matter of fundamental policy, will invest at least 80% of the value of its net assets in securities the interest on which is exempt from federal income taxes, including the alternative minimum tax, and, under normal circumstances, will invest at least 65% of its net assets in securities the interest on which is exempt from the personal income taxes of New York State and New York City. Thus, it is possible, although not anticipated, that up to 20% of each Fund's net assets could be invested in municipal securities subject to the alternative minimum tax and/or in taxable obligations and up to 35% of each Fund's net assets could be in municipal securities from a state other than New York.

Although each Fund seeks to invest all of its assets in a manner designed to accomplish its objective, there may be times when market conditions limit the availability of appropriate municipal securities or, in the investment manager's opinion, there exist uncertain economic, market, political or legal conditions which may jeopardize the value of municipal securities. For temporary defensive purposes only, when the investment manager believes that market conditions, such as rising interest rates or other adverse factors, would cause serious erosion of portfolio value, each Fund may invest more than 20%, and up to 100%, of the value of its net assets in fixed-income obligations, the interest on which is subject to federal income tax, and each Fund may invest more than 35%, and up to 100%, of its net assets in instruments the interest on which is exempt from federal income taxes only. For the Money Fund, temporary investments not in municipal securities will be limited to U.S. government securities, commercial paper rated in the highest grade by either Moody's or S&P (Prime-1 or A-1, respectively), or in obligations of U.S. banks with assets of $1 billion or more. See "Appendix B - Description of Municipal Securities Ratings" at the end of this SAI for more information concerning ratings.


As  required  by Rule 2a-7  under the 1940 Act,  the Money  Fund will  limit its investments to those U.S. dollar denominated instruments which the Board of Trustees of the Trust (the "Board") determines present minimal credit risk and which are, as required by the federal securities laws, rated in one of the two highest rating categories (within which there may be sub-categories or gradations indicating relative standing) as determined by nationally recognized statistical rating agencies, or which are unrated and of comparable quality, with remaining maturities of 397 calendar days or less. The Money Fund will maintain a dollar weighted average maturity of the securities in its portfolio of 90 days or less. The maturities of variable or floating rate demand instruments held by the Money Fund will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although the stated maturities may be in excess of one year. These procedures are not fundamental policies of the Money Fund.


Generally, all of the instruments held by the Money Fund are offered on the basis of a quoted yield to maturity, and the price of the security is adjusted so that, relative to the stated rate of interest, it will return the quoted rate to the purchaser. The maturities of these instruments held by the Money Fund at the time of issuance will generally range between three months and one year.

Each Fund is non-diversified and thus not subject to any statutory restriction under the 1940 Act with respect to the concentration of its assets in one or relatively few issuers. This concentration may present greater risks than in the case of a diversified fund. Each Fund, however, intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and, therefore, will be restricted in that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets must be represented by cash, government securities, and other securities limited in respect of any one issuer to not more than 5% of the value of the total assets of the Fund. In addition, at the close of each quarter of its taxable year, not more than 25% of each Fund's total assets may be invested in securities of one issuer, other than government securities. These limitations are not fundamental policies and may be revised to the extent applicable federal income tax requirements are revised.

Each Fund may invest 25% or more of its net assets in securities that are related in such a way that an economic, business or political development or change affecting one security would also affect the other securities, including, for example, securities the interest upon which is paid from revenues of similar type projects, or securities the issuers of which are located in the same geographic area.

The investment objective and fundamental policies of each Fund, as set forth above, may not be changed without the approval of a majority of the respective Fund's outstanding shares.

DESCRIPTION OF MUNICIPAL
AND OTHER SECURITIES

The Prospectuses describe the general categories and nature of municipal securities. Discussed below are the major attributes of the various municipal and other securities in which each Fund may invest.

TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues which will be used to pay the notes. They are usually general obligations of the issuer, secured by the taxing power for the payment of principal and interest.

REVENUE ANTICIPATION NOTES are issued in expectation of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They, also, are usually general obligations of the issuer.

BOND ANTICIPATION NOTES are normally issued to provide interim financing until long-term financing can be arranged. Long-term bonds then provide the money for the repayment of the notes.

CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association or the Government National Mortgage Association.

TAX-EXEMPT COMMERCIAL PAPER typically represents a short-term obligation (270 days or less) issued by a municipality to meet working capital needs.

MUNICIPAL  BONDS,  which meet  longer  term  capital  needs and  generally  have
maturities   of  more   than  one  year   when   issued,   have  two   principal
classifications: general obligation bonds and revenue bonds.

1. GENERAL OBLIGATION BONDS. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways, roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

2. REVENUE BONDS. A revenue bond is not secured by the full faith, credit and taxing power of an issuer. Rather, the principal security for a revenue bond is generally the net revenue derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. The principal security behind these bonds may vary. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Many bonds provide additional security in the form of a debt service reserve fund which may be used to make principal and interest payments on the issuer's obligations. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

INDUSTRIAL DEVELOPMENT BONDS which pay tax-exempt interest are in most cases revenue bonds and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business, manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is solely dependent on the ability of the facility's user to meet its financial obligations and the pledge, if any, of the real and personal property so financed as security for such payments.

WHEN-ISSUED PURCHASES. Municipal bonds are frequently offered on a "when-issued" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. To the extent that assets of a Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income; however, it is each Fund's intention to be fully invested to the extent practicable and subject to the policies stated above. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a municipal bond on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund believes that its net asset value or income will not be adversely affected by its purchase of municipal bonds on a when-issued basis. Each Fund will establish a segregated account in which it will maintain cash and marketable securities equal in value to commitments for when-issued securities.

CALLABLE BONDS. There are municipal bonds which are issued with provisions which prevent them from being called, typically for periods of 5 to 10 years. During times of generally declining interest rates, if the call-protection on callable bonds expires, there is an increased likelihood that a number of such bonds may, in fact, be called away by the issuers. Based on a number of factors, including certain portfolio management strategies used by the Funds' investment manager, each Fund believes it has reduced the risk of adverse impact on net asset value based on calls of callable bonds. The investment manager may dispose of such bonds in the years prior to their call dates, if the investment manager believes such bonds are at their maximum premium potential. In pricing such bonds in each Fund's portfolio, each callable bond is marked-to-market daily based on the bond's call date. Thus, the call of some or all of a Fund's callable bonds may have an impact on such Fund's net asset value. In light of each Fund's pricing policies and because each Fund follows certain amortization procedures required by the Internal Revenue Service ("IRS"), a Fund is not expected to suffer any material adverse impact related to the value at which a Fund has carried the bonds in connection with calls of bonds purchased at a premium. Notwithstanding such policies, however, the reinvestment of the proceeds of any called bond may be in bonds which pay a higher or lower rate of return than the called bonds; and, as with any investment strategy, there is no guarantee that a call may not have a more substantial impact than anticipated or that each Fund's objective will be achieved.

ESCROW-SECURED BONDS OR DEFEASED BONDS are created when an issuer refunds in advance of maturity (or pre-refunds) an outstanding bond issue which is not immediately callable, and it becomes necessary or desirable to set aside funds for redemption of the bonds at a future date. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade, interest bearing debt securities which are then deposited in an irrevocable escrow account held by a trustee bank to secure all future payments of principal and interest of the advance refunded bond. Escrow-secured bonds will often receive a triple-A rating from S&P, Moody's or Fitch.

STRIPPED MUNICIPAL SECURITIES. Municipal Securities may also be sold in "stripped" form. Stripped municipal securities represent separate ownership of interest and principal payments on municipal obligations.

ZERO COUPON SECURITIES. The Insured Fund's and the Intermediate-Term Fund's investment in zero coupon and delayed interest bonds may cause such Funds to recognize income and make distributions to shareholders prior to the receipt of cash payments. Zero coupon securities make no periodic interest payments but instead are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date.

Because zero coupon securities bear no interest, and compound semiannually at the rate fixed at the time of issuance, the value of such securities is generally more volatile than other fixed-income securities. Since zero coupon bondholders do not receive interest payments, zeros fall more dramatically than bonds paying interest on a current basis when interest rates rise. When interest rates fall, zero coupon securities rise more rapidly in value, because the bonds reflect a fixed rate of return.

In order to generate cash to satisfy distribution requirements, the Insured Fund and the Intermediate-Term Fund may be required to dispose of portfolio securities that they otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

CONVERTIBLE AND STEP COUPON BONDS. The Insured Fund and the Intermediate-Term Fund may invest a portion of their assets in convertible and step coupon bonds. The convertible bonds which such Funds may purchase are zero coupon securities until a predetermined date, at which time they convert to a specified coupon security. The coupon on step coupon bonds changes periodically during the life of the security based upon predetermined dates chosen at the time of issuance and/or the occurrence in the future of a specified event, such as a change in rating by a nationally recognized statistical rating organization.

VARIABLE OR FLOATING RATE DEMAND NOTES ("VRDNS") are tax-exempt obligations which contain a floating or variable interest rate and a right of demand, which may be unconditional, to receive payment of the unpaid principal balance plus accrued interest upon a short notice period (generally up to 30 days) prior to specified dates, either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. The interest rates are adjustable at intervals ranging from daily up to monthly, and are calculated to maintain the market value of the VRDN at approximately its par value upon the adjustment date.


The Money Fund will purchase variable or floating rate demand instruments in accordance with procedures prescribed by its Board. These procedures have been adopted to minimize credit risks. Any VRDN purchased by the Money Fund must be of high quality, as determined by the Board, with respect to both its long-term and short-term aspects, except that where credit support for the instrument is provided even in the event of default on the underlying security, the Money Fund may rely only on the high quality character of the short-term aspect of the demand instrument, i.e., the demand feature. A VRDN which is unrated must have high quality characteristics, similar to those that are rated, in accordance with policies and guidelines determined by the Board. If the quality of any VRDN falls below the high quality level required by the Board and the rules adopted by the SEC, the Money Fund must dispose of the instrument within a reasonable period of time by exercising the demand feature or by selling the VRDN in the secondary market, whichever is believed by the investment manager to be in the best interests of the Money Fund and its shareholders.


CERTIFICATES OF PARTICIPATION. Each Fund may also invest in municipal lease obligations primarily through Certificates of Participation ("COPs"). COPs are distinguishable from municipal debt in that the lease which is the subject of the transaction typically contains a "nonappropriation" or "abatement" clause. A nonappropriation clause provides that, while the municipality will use its best efforts to make lease payments, the municipality may terminate the lease without penalty if the municipality's appropriating body does not allocate the necessary funds.


While the risk of nonappropriation is inherent to COP financing, each Fund believes that this risk is mitigated by its policy of investing only in COPs rated within the four highest rating categories, in the case of the
Intermediate-Term Fund, or, in the case of the Money Fund, the two highest rating categories, of Moody's, S&P or Fitch, or in unrated COPs believed to be of comparable quality and, with respect to the Insured Fund, only in insured COPs. For the Intermediate-Term Fund and the Money Fund, criteria considered by the rating agencies and the investment manager in assessing such risk include the issuing municipality's credit rating, the essentiality of the leased property to the municipality and the term of the lease compared to the useful life of the leased property. The Board has determined that COPs held in each Fund's portfolio constitute liquid investments based on various factors reviewed by the investment manager and monitored by the Board. Such factors include (a) the credit quality of such securities and the extent to which they are rated;
(b) the size of the municipal securities market for a Fund, both in general and with respect to COPs; and (c) the extent to which the type of COPs held by a Fund trade on the same basis and with the same degree of dealer participation as other municipal bonds of comparable credit rating or quality. There is no limit as to the amount of assets which a Fund may invest in COPs.


U.S. GOVERNMENT OBLIGATIONS which may be owned by a Fund are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds, or are issued by agencies and instrumentalities of the U.S. government and backed by the full faith and credit of the U.S. government.

COMMERCIAL PAPER refers to promissory notes issued by corporations in order to finance their short-term credit needs.

CERTIFICATES OF DEPOSIT are certificates issued against funds deposited in a commercial bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

BANKERS' ACCEPTANCES are short-term credit instruments used to finance the import, export, transfer, or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

REPURCHASE AGREEMENTS. The Money Fund may engage in repurchase transactions, in which the Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by the Fund in each agreement, with the value of the underlying security marked-to-market daily to maintain coverage of at least 100%. A default by the seller might cause the Money Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The Money Fund might also incur disposition costs in liquidating the collateral. The Money Fund, however, intends to enter into repurchase agreements only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. Under the 1940 Act, a repurchase agreement is deemed to be the loan of money by the Fund to the seller, collateralized by the underlying security. The U.S. government security subject to resale (the collateral) will be held pursuant to a written agreement and the Fund's custodian will take title to, or actual delivery of, the security. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Money Fund invest in repurchase agreements with a term of more than one year. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. The Money Fund may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the market value of the Fund's total assets would be invested in such repurchase agreements.


LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board and subject to the following conditions, each Fund may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Fund's total assets at the time of the most recent loan. The borrower must deposit with the Funds' custodian bank collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. This collateral shall consist of cash. The lending of securities is a common practice in the securities industry. Each Fund may engage in security loan arrangements with the primary objective of increasing such Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, a Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.


Income derived by a Fund from securities lending transactions, repurchase transactions, and investments in commercial paper, bankers' acceptances and certificates of deposit will be taxable for federal and New York City and New York State personal income tax purposes when distributed to shareholders. Income derived by a Fund from interest on direct obligations of the U.S. government will be taxable for federal income tax purposes when distributed to shareholders. If a Fund, however, meets the requirements of New York State law and properly designates such distributions, they will be excludable from income for New York State personal income tax purposes.

There may, of course, be other types of municipal securities that become available which are similar to the foregoing described municipal securities, in which each Fund may also invest, to the extent such investments would be consistent with the foregoing objectives and policies.

TIMING OF SECURITIES TRANSACTIONS

The Intermediate-Term Fund and the Insured Fund may purchase or sell securities without regard to the length of time the security has been held, and the frequency of portfolio transactions (the turnover rate) will vary from year to year, depending on market conditions. While short-term trading increases portfolio turnover, the execution costs for municipal bonds are substantially less than for equivalent dollar values of equity securities. Portfolio turnover rates for the Intermediate-Term Fund and the Insured Fund are in the Financial Highlights table in their respective prospectuses. Because the Money Fund purchases securities with maturities of less than 397 days, securities which are excluded in making such a calculation, it does not have, nor is it expected to have, any reportable turnover.

INSURANCE (INSURED FUND ONLY)

Except for certain temporary short-term investments or U.S. government guaranteed securities, the investment in municipal securities by the Insured Fund is covered by insurance guaranteeing the scheduled payment of principal and interest thereon. Depending on market conditions, and under current portfolio insurance restrictions, it is expected that New York municipal securities will comprise a major portion of the portfolio of the Insured Fund.

As described in its Prospectus, the Insured Fund will receive payments of insurance for any installment of interest and principal due for payment but which shall be unpaid by reason of nonpayment by the issuer. The term "due for payment", in reference to the principal of a security, means its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of a call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity; when referring to interest on a security, the term means the stated date for payment of interest. When, however, the interest on the security shall have been determined, as provided in the underlying documentation relating to such security, to be subject to federal income taxation, due for payment, when referring to the principal of such security, also means the date on which it has been called for mandatory redemption as a result of such determination of taxability; when referring to interest on such security, the term means the accrued interest at the rate provided in such documentation to the date on which it has been called for such mandatory redemption, together with any applicable redemption premium. The insurance feature insures the scheduled payment of interest and principal and does not guarantee the market value of the insured municipal securities nor the value of the shares of the Insured Fund.

As stated in the Insured Fund's Prospectus, each insured municipal security in the Insured Fund's portfolio will be covered by either a "New Issue Insurance Policy" obtained by the issuer of the security at the time of its original issuance or a "Secondary Insurance Policy" or a "Portfolio Insurance Policy" issued by a qualified municipal bond insurer.

Under the provisions of the Portfolio Insurance Policy, the insurer unconditionally and irrevocably agrees to pay to the appointed trustee or its successor and its agent (the "Trustee") that portion of the principal of and interest on the securities which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer. The insurer will make such payments to the Trustee on the date such principal or interest becomes due for payment or on the business day next following the day on which the insurer shall have received notice of nonpayment, whichever is later. The Trustee will disburse to the Insured Fund the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Trustee of (i) evidence of the Insured Fund's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in the insurer. Upon such disbursement, the insurer shall become the owner of the security, appurtenant coupon or right to payment of principal or interest on such security and shall be fully subrogated to all of the Insured Fund's rights thereunder, including the right to payment thereof.

Bond insurers are often referred to as "monolines" in that they only write financial guarantees, as opposed to "multiline" insurers who write several different types of insurance policies, such as life, auto and home insurance, and are exposed to many types of risk. Additionally, bond insurers are not exposed to "run risk" (which occurs when too many policyholders rush to cash in their policies), because they only guarantee payment when due. Also, in order to maintain triple-A status by recognized national securities rating agencies (which is required by the Insured Fund), the bond insurers invest their assets mainly in high quality municipal and corporate bonds rated double-A or better and U.S. government obligations.

Neither the Insured Fund nor its investment manager make any representations as to the ability of any insurance company to meet its obligation to the Insured Fund if called upon to do so.

INVESTMENT RESTRICTIONS


The Trust has adopted the following restrictions, which means that they may not be changed without the approval of a majority of the outstanding voting securities of such Fund. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Trust or of a particular Fund means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Trust or of a particular Fund or (ii) 67% or more of the shares of the Trust or of a particular Fund present at a shareholder meeting if more than 50% of the outstanding shares of the Trust or of such Fund are represented at the meeting in person or by proxy. A Fund MAY NOT:


1. Borrow money or mortgage or pledge any of its assets, except that borrowings (and a pledge of assets thereof) for temporary or emergency purposes may be made from banks in any amount up to 5% of the total asset value. Secured temporary borrowings may take the form of a reverse repurchase agreement, pursuant to which each Fund would sell portfolio securities for cash and simultaneously agree to repurchase them at a specified date for the same amount of cash plus an interest component.

2. Buy any securities on margin or sell any securities short, except that it may use such short-term credits as are necessary for the clearance of transactions.

3. Make loans, except through the purchase of debt securities which are customarily purchased by institutional investors, including the municipal securities described above, or to the extent the entry into a repurchase agreement may be deemed a loan. Although such loans are not presently intended, this prohibition will not preclude a Fund from loaning portfolio securities to broker-dealers or other institutional investors if at least 102% cash collateral is pledged and maintained by the borrower; provided such portfolio security loans may not be made if, as a result, the aggregate of such loans exceeds 10% of the value of a Fund's total assets at the time of the most recent loan.

4. Act as underwriter of securities issued by other persons except insofar as a Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

5. Purchase the securities of any issuer which would result in owning more than 10% of the voting securities of such issuer.

6. Purchase securities from or sell to the Trust's officers and trustees, or any firm of which any officer or trustee is a member, as principal, or retain securities of any issuer if, to the knowledge of the Trust, one or more of the Trust's officers, trustees, or investment adviser own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

7. Acquire, lease or hold real estate, except such as may be necessary or advisable for the maintenance of its offices, and provided that this limitation shall not prohibit the purchase of municipal and other debt securities secured by real estate or interests therein.

8. Invest in commodities and commodity contracts, puts, calls, straddles, spreads, or any combination thereof, or interests in oil, gas, or other mineral exploration or development programs, except that each Fund may purchase, hold, and dispose of puts on municipal securities in accordance with its investment policies.

9. Invest in companies for the purpose of exercising control or management.

10. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition, or reorganization, except that the Intermediate-Term Fund may invest in shares of one or more money market funds managed by Franklin Advisers, Inc., to the extent permitted by exemptions granted under the 1940 Act, and except to the extent the Insured Fund invests its uninvested daily cash balances in shares of Franklin New York Tax-Exempt Money Fund and other tax-exempt money market funds in the Franklin Group of Funds provided i) its purchases and redemptions of such money market fund shares may not be subject to any purchase or redemption fees, ii) its investments may not be subject to duplication of management fees, nor to any charge related to the expense of distributing the Fund's shares (as determined under Rule 12b-1, as amended under the federal securities laws) and iii) provided aggregate investments by the Insured Fund in any such money market fund do not exceed (A) the greater of (i) 5% of the Fund's total net assets or (ii) $2.5 million, or
(B) more than 3% of the outstanding shares of any such money market fund.

11. Invest more than 10% of its assets in securities, in the case of the Money Fund, with legal or contractual restrictions on resale.

12. Invest more than 25% of its assets in securities of any industry. For purposes of this limitation, tax-exempt securities issued by governments or political subdivisions of governments are not considered to be part of any industry.

In addition to these fundamental policies, it is the policy of the Money Fund not to purchase securities of any issuer having a record, together with predecessors, of less than three years' continuous operation if, immediately after such purchase, more than 10% of the Money Fund's assets taken at market value would be invested in such securities; except that the Money Fund may invest up to 20% of its assets in the securities of municipal issuers which have been in continuous operation for less than three years. It is not the policy of the Intermediate-Term Fund to invest in real estate limited partnerships or in interests (other than publicly traded securities) in oil, gas, or other mineral leases, exploration or development.


If a percentage restriction contained herein is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in value of portfolio securities or the amount of net assets will not be considered a violation of any of the foregoing restrictions.

OFFICERS AND TRUSTEES

The Board has the responsibility for the overall management of the Trust, including general supervision and review of its investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).


Name, Address and Age    Positions and Offices           Principal Occupations
                           with the Trust                During Past Five Years

Frank H. Abbott, III (75)
1045 Sansome St.
San Francisco, CA 94111

Trustee

President  and  Director,   Abbott  Corporation  (an  investment  company);  and
director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton (63)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Trustee

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

S. Joseph Fortunato (63)
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (81)
111 New Montgomery St., #402
San Francisco, CA 94105

Trustee

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Charles B. Johnson (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

Frank W. T. LaHaye (67)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

*William J. Lippman (71)
One Parker Plaza
Fort Lee, NJ 07024

Trustee

Senior Vice  President,  Franklin  Resources,  Inc.,  Franklin  Advisers,  Inc.,
Franklin Templeton Distributors, Inc. and Franklin Management, Inc.; officer and/or director or trustee of six of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin (67)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman,  White  River  Corporation  (information  services);   Director,  Fund
American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (51)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President and General Counsel, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Thomas J. Kenny (33)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President, Franklin Advisers, Inc. and officer of eight of the investment companies in the Franklin Group of Funds.

Diomedes Loo-Tam (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.

Richard C. Stoker (58)
11615 Spring Ridge Rd.
Potomac, Maryland 20854

Vice President

Senior Vice President, Franklin Templeton Distributors, Inc.; Vice President, Franklin Management, Inc.; and officer of five of the funds in the Franklin Group of Funds.

The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and the investment manager. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $50 per month plus $50 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Fund Trust and by other funds in the Franklin Templeton Group of Funds.

                                                   TOTAL           NUMBER OF
                                                COMPENSATION       FRANKLIN
                                                FROM FRANKLIN       TEMPLETON
                                                 TEMPLETON        FUNDS BOARDS
                                AGGREGATE          FUNDS,             ON
                              COMPENSATION       INCLUDING        WHICH EACH
NAME                           FROM TRUST*       THE TRUST         SERVES**
----                           -----------       ---------         --------
Frank H. Abbott, III             $1,200           $162,420            31
Harris J. Ashton                 $1,200           $327,925            56
S. Joseph Fortunato              $1,200           $344,745            58
David Garbellano                 $1,200           $146,100            30
Frank W.T. LaHaye                $1,200           $143,200            26
Gordon Macklin                   $1,200           $321,525            53

*For the year ended December 31, 1995.
**The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 162 U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending Board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Trust. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of February 12, 1996, the trustees and officers, as a group, owned of record and beneficially approximately 8,545.544 shares or less than 1% of the total outstanding shares of the Money Fund. The trustees and officers did not own of record or beneficially any outstanding shares of the Insured Fund or Intermediate-Term Fund. Many of the Trust's trustees own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager of the Fund is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange (the "Exchange"). Resources owns several other subsidiaries that are involved in investment management and shareholder services.

Pursuant to separate management agreements, the Manager provides investment research and portfolio management services, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom each Fund's portfolio transactions are executed. The Manager's extensive research activities include, as appropriate, traveling to meet with issuers and to review project sites. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of each Fund's investment activities. Under the terms of the management agreements, the Manager provides office space and office furnishing, facilities and equipment required for managing the business affairs of the Trust; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The
Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Trust. Please see the Statement of Operations in the financial statements included in the Trust's Annual Report to Shareholders for the year ended December 31, 1995.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Funds. Similarly, with respect to the Funds, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Funds or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Funds' Code of Ethics.

Pursuant to management agreements with the Intermediate-Term and Insured Funds, each Fund is obligated to pay the Manager a fee computed at the close of business on the last business day of each month equal to a monthly rate of 5/96 of 1% (approximately 5/8 of 1% per year) for the first $100 million of average monthly net assets of the Fund; 1/24 of 1% (approximately 1/2 of 1% per year) of average monthly net assets of the Fund in excess of $100 million up to $250 million; and 9/240 of 1% (approximately 45/100 of 1% per year) of average monthly net assets of the Fund in excess of $250 million. Each class of the Insured Fund will pay its share of the management fee as determined by the proportion of the Insured Fund that it represents. Pursuant to its management agreement with the Manager, the Money Fund pays a daily fee (payable at the request of the Manager) computed at the rate of 1/584 of 1% (approximately 5/8 of 1% per year) of the average daily net assets of the Fund for the first $100 million; plus 1/730 of 1% (approximately 1/2 of 1% per year) of average daily net assets over $100 million up to $250 million; and 1/811 of 1% (approximately 45/100 of 1% per year) of average daily net assets in excess of $250 million.

The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by a Fund as prescribed by any state in which a Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of a Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation costs) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of a Fund, 2% of the next $70 million of average net assets of a Fund, and 1.5% of average net assets of a Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

The Manager has agreed in advance to waive a portion of its management fees and make certain payments to reduce expenses. The tables below set forth the management fees before any advance waiver and management fees paid by each Fund for the fiscal years ended December 31, 1993, 1994 and 1995.

FISCAL YEAR ENDED DECEMBER 31, 1995:

                             MANAGEMENT FEES            MANAGEMENT
                                                        FEES PAID
                                                        BY THE FUND

Money Fund                    $  385,243              $  227,525
Insured Fund Class I          $1,345,380              $1,183,588
Insured Fund Class II         $    1,707              $    1,502
Intermediate-Term Fund        $  247,415              $   51,949



FISCAL YEAR ENDED DECEMBER 31, 1994:

                                    CONTRACTUAL              MANAGEMENT
                                    MANAGEMENT                FEES PAID
                                       FEES                  BY THE FUND
Money Fund                           $ 369,023                $171,416
Insured Fund                        $1,349,257                $992,613
Intermediate-Term Fund               $ 234,273                     -0-

FISCAL YEAR ENDED DECEMBER 31, 1993:
                                   CONTRACTUAL               MANAGEMENT
                                    MANAGEMENT               FEES PAID
                                       FEES                 BY THE FUND
Money Fund                          $ 319,118                 $142,460
Insured Fund                        $1,185,510                $868,888
Intermediate-Term Fund              $ 106,935                   -0-


The management agreement for the Money Fund is in effect until February 29, 1997 and the management agreements for the Intermediate-Term and Insured Funds are in effect until March 31, 1997. Thereafter, they may continue in effect for successive annual periods, provided such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of the respective Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the management agreements or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The management agreements as to the Insured Fund and the Intermediate-Term Fund may be terminated without penalty at any time by such Funds or by the Manager on 30 days' written notice and, as to the Money Fund, on 60 days' written notice, and will automatically terminate in the event of their assignment, as defined in the 1940 Act.

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Trust and acts as the Trust's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account.

 Bank of New York, Mutual Funds Division, 90 Washington
Street, New York, New York 10286, acts as custodian of the securities and other assets of the Fund. Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian for cash received in connection with the purchase of Fund shares. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities.


Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended December 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Trust included in the Trust's Annual Report to Shareholders dated December 31, 1995.

HOW DO THE FUNDS PURCHASE SECURITIES FOR THEIR
PORTFOLIOS?

Since most purchases by the Funds are principal transactions at net prices, the Funds incur little or no brokerage costs. Each Fund deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf, unless it is determined that a better price or execution may be obtained by utilizing the services of a broker. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask prices. As a general rule, the Funds do not purchase bonds in underwritings where they are given no choice, or only limited choice, in the designation of dealers to receive the commission. Each Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers in return for research and statistical information, as well as for special services rendered by such dealers in the execution of orders. It is not possible to place a dollar value on the special executions or on the research services received by the Manager from dealers effecting transactions in portfolio securities. The allocations of transactions in order to obtain additional research services permits the Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of a Fund's shares may also be considered as a factor in the selection of broker-dealers to execute a Fund's portfolio transactions.


If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the Manager are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.

During the fiscal years ended December 31, 1993, 1994 and 1995, the Funds paid no brokerage commissions. As of December 31, 1995, the Funds did not own securities of their regular broker-dealers.

HOW DO I BUY AND SELL SHARES?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Trust must be denominated in U.S. dollars. The Trust reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to a your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the fund into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of a Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes?-Exchange Privilege" in the Prospectus.

If, in connection with the purchase of Fund shares, you submit a check or draft that is returned unpaid to the Fund, the Fund may impose a $10 charge against your account for each returned item.

Dividend returned to a Fund marked "unable to forward" by the postal service will be deemed to be a request to change the dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at the respective Fund's net asset value until new instructions are received.

The Trust may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or the Trust is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, the Insured Fund's and the Intermediate-Term Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.


Shares of the Intermediate-Term Fund and Class I shares of the Insured Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of either Fund will be offered with the following schedule of sales charges:

                                     SALES
SIZE OF PURCHASE - IN U.S. DOLLARSCHARGE
----------------------------------------
Up to $100,000.................           3%
$100,000 to $1,000,000.........           2%
Over $1,000,000................           1%

PURCHASES AND REDEMPTIONS
THROUGH SECURITIES DEALERS

Orders for the purchase of shares of the Insured Fund and the Intermediate-Term Fund received in proper form prior to the scheduled closing time of the Exchange (generally 1:00 p.m. Pacific time) any business day that the Exchange is open for trading and promptly transmitted to the respective Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the respective Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with the Funds. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from the failure to do so must be settled between you and the securities dealer.


EFFECTIVENESS OF PURCHASE ORDERS
(MONEY FUND)

The purchase price for shares of the Money Fund is the net asset value of such shares next determined after receipt and acceptance of a purchase order in proper form. Many of the types of instruments in which the Money Fund invests must be paid for in federal funds, which are monies held by the custodian on deposit at the Federal Reserve Bank of San Francisco and elsewhere. Therefore, the monies paid by an investor for shares of the Money Fund generally cannot be invested by the Money Fund until they are converted into and are available to the Money Fund in federal funds, which may take up to two days. In such cases, purchases by investors may not be considered in proper form and effective until such conversion and availability. In the event the Money Fund is able to make investments immediately (within one business day), however, it may accept a purchase order with payment other than in federal funds; in such event, shares of the Money Fund will be purchased at the net asset value next determined after receipt of the order and payment. Once shares of the Money Fund are purchased, they begin earning income immediately, and income dividends will start being credited to the investor's account on the day following the effective date of purchase and continue through the day all shares in the account are redeemed.

Payments transmitted by wire and received by the custodian and reported by the custodian to the Money Fund prior to 3:00 p.m. Pacific time on any business day are normally effective on the same day as received. Wire payments received or reported by the custodian to the Money Fund after that time will normally be effective on the next business day. Payments transmitted by check or other negotiable bank draft will normally be effective within two business days for checks drawn on a member bank of the Federal Reserve System and longer for most other checks.

OTHER PAYMENTS TO SECURITIES DEALERS

As discussed in the Prospectus under "How Do I Buy Shares? - General," either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class I shares made at net asset value by certain trust companies and trust departments of banks, as described below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the securities dealer in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

LETTER OF INTENT
(INTERMEDIATE-TERM FUND
AND CLASS I SHARES OF THE INSURED FUND)

You may qualify for a reduced sales charge on the purchase of shares of the Intermediate-Term Fund and Class I shares of the Insured Fund, as described in their Prospectuses. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with the Fund a signed Shareholder Application with the Letter of Intent (the "Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. If you execute a Letter prior to a change in the sales charge structure for the Insured Fund or the Intermediate-Term Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed with the respective Fund.

As mentioned in the Prospectuses of the Insured Fund and the Intermediate-Term Fund, five percent (5%) of the amount of the total intended purchase will be reserved in Class I shares of the respective Fund registered in your name. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

REDEMPTIONS IN KIND

Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the applicable Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amounts, the trustees reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind should it happen, however, you may not be able to recover your investment in a timely manner.

REDEMPTIONS BY THE FUNDS

Due to the relatively high cost of handling small investments, each Fund reserves the right to involuntarily redeem your shares at net asset value if your account has a value of less than one-half of your initial minimum investment, but only where the value of your account has been reduced by prior voluntary redemption of shares. Until further notice, it is the present policy of each Fund not to exercise this right if your account has a value of $50 or more with respect to the Intermediate-Term Fund and the Insured Fund and $250 or more with respect to the Money Fund. In any event, before a Fund redeems your shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $100 in the case of the Intermediate-Term Fund and the Insured Fund and $500 in the case of the Money Fund.

REPORTS TO SHAREHOLDERS

The Trust sends annual and semi-annual reports regarding each Fund's performance and portfolio holdings to shareholders. If you would like to receive an interim quarterly report, you may phone Fund Information at 1-800/DIAL BEN.


SPECIAL SERVICES

Investor Services may charge separate fees to shareholders of the Money Fund, to be negotiated directly with such shareholders, for providing special services in connection with their accounts, such as processing a large number of checks each month. Such fees for special services to such shareholders will not increase the expenses borne by the Money Fund.

As noted in the Money Fund's Prospectus, special procedures have been designed for banks and other institutions wishing to open multiple accounts in the Money Fund. The institution may open a single master account by filing one application form with the Money Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened at the time the master account is filed by listing them or they may be added at a later date by written advice or by filing forms supplied by the Trust. These sub-accounts may be established by the institution with registration either by name or number. The investment minimums applicable to the Money Fund are applicable to each sub-account. The Trust will provide each institution with a written confirmation for each transaction in a sub-account and arrangements may be made at no additional charge for the transmittal of duplicate confirmations to the beneficial owner of the sub-account.

Further, the Trust will provide to each institution, on a quarterly basis, or more frequently as requested, a statement which will set forth each sub-account's share balance, income earned for the period, income earned for the year to date, and the total current market value of the account.

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of each Fund. The cost of these services is not borne by the Funds.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Trust on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Funds may reimburse Investor Services an amount not to exceed the per account fee which the Trust normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

HOW ARE THE FUNDS' SHARES VALUED?


As noted in the Prospectuses, each Fund and each class of the Insured Fund generally calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time for the Intermediate-Term Fund and each class of the Insured Fund and 3:00 p.m. Pacific time for the Money Fund). As of the date of this SAI, the Trust is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the Exchange. The values of such securities used in computing the net asset value of each Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled closed of the exchange of each Fund or Class which will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board.


The valuation of the Money Fund's portfolio securities (including any securities held in a separate account maintained for when-issued securities) is based upon their amortized cost, which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in calculation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield on shares of the Money Fund computed as described above may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost by the Money Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in the Money Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors in the Money Fund would receive less investment income. The converse would apply in a period of rising interest rates.

The Money Fund's use of amortized cost, which facilitates the maintenance of the Money Fund's per share net asset value of $1.00, is permitted by a rule adopted by the SEC. Pursuant to this rule, the Money Fund must adhere to certain conditions. The Money Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, only purchase instruments having remaining maturities of 397 calendar days or less, and invest only in those U.S. dollar-denominated instruments that the Board determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating agencies, instruments deemed comparable in quality to such rated instruments, or instruments the issuers of which, with respect to an outstanding issue of short-term debt that is comparable in priority and protection, have received a rating within the two highest categories of a nationally recognized statistical rating agency. As discussed in the Money Fund's Prospectus, securities subject to floating or variable interest rates with demand features in compliance with applicable rules of the SEC may have stated maturities in excess of one year. The trustees have agreed to establish procedures designed to stabilize, to the extent reasonably possible, the Money Fund's price per share, as computed for the purpose of sales and redemptions, at $1.00. Such procedures will include review of the Money Fund's portfolio holdings by the trustees, at such intervals as they may deem appropriate, to determine whether the Money Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the trustees. If such deviation exceeds 1/2 of 1%, the trustees will promptly consider what action, if any, will be initiated. In the event the trustees determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they regard as necessary and appropriate, which may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

DISTRIBUTIONS

In order to maintain a $1.00 net asset value per share, the Money Fund may make distributions and distribution adjustments from realized gains and losses on the sale of portfolio securities or from unrealized appreciation or depreciation in the value of portfolio securities. This may result in under or over distributions of investment company taxable income.

Shareholders of the Money Fund who so request may have their dividends paid out monthly in cash. The shares reinvested and credited to their account during the month will be redeemed as of the close of business on the last bank business day of the month and the proceeds will be paid to them in cash. If a shareholder withdrew the entire amount in an account at any time during the month, all dividends accrued with respect to the account during the month to the time of withdrawal would be paid in the same manner and at the same time as the proceeds of withdrawal. Each Money Fund shareholder will receive a monthly summary of the account, including information as to dividends reinvested or paid.

The Board reserves the right to revise the above dividend policy or postpone the payment of dividends, if warranted in its judgment, due to unusual circumstances such as a large expense, loss or unexpected fluctuation in net assets.

ADDITIONAL INFORMATION REGARDING TAXATION

As stated in the Prospectuses, each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, to the alternative minimum tax on its tax-exempt income, and distributions (including tax-exempt interest dividends) to shareholders will be taxable to the extent of the Fund's available earnings and profits.


The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve-month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Funds and received by the shareholder on December 31 of the calendar year in which they are declared. Each Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

The Money Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Because the Money Fund's portfolio under normal circumstances is composed of short-term securities, however, the Fund does not expect to realize any long-term capital gains or losses. Distributions by each Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made twice each year. One distribution may be made in December to reflect the net short-term and net long-term capital gains realized by a Fund as of October 31 of such year. Any net short-term and net long-term capital gains realized by a Fund during the remainder of the fiscal year may be distributed following the end of the fiscal year. These distributions, when made, will generally be fully taxable to a Fund's shareholders. Each Fund may make only one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of its distributions for operational or other reasons.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders subject to taxation, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount realized from the transaction, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Funds are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

All or a portion of the sales charge incurred in purchasing shares of a Fund will not be included in the federal tax basis of such shares sold or exchanged within 90 days of their purchase (for purposes of determining gain or loss upon the sale of such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Group and a sales charge that would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of fund shares.

Any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of amounts treated as distributions of net long-term capital gain during such six-month period and will be disallowed to the extent of exempt-interest dividends paid with respect to such shares.

Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by a fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in GNMA/FNMA securities and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment. While it is not the primary investment objective of any of the Funds to invest in such obligations, each Fund is authorized to so invest for temporary or defensive purposes. To the extent that such investments are made, each Fund will provide shareholders with the percentage of any dividends paid which may qualify for such tax-free treatment at the end of each calendar year. Shareholders should then consult with their own tax advisors with respect to the application of their state and local laws to these distributions and on the application of other state and local laws on distributions and redemption proceeds received from a Fund.

Persons who are defined in the Code as "substantial users" (or related persons) of facilities financed by private activity bonds should consult with their tax advisors before purchasing shares of a Fund.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Funds and the application of foreign tax laws to these distributions.

THE TRUST'S UNDERWRITER

Pursuant to an underwriting agreement in effect until February 29, 1997 (Money
Fund) and March 31, 1997 (Intermediate-Term Fund and Insured Fund), Distributors acts as principal underwriter in a continuous public offering for shares of the Funds, including both classes of shares of the Insured Fund, pursuant to separate agreements with the Funds. The underwriting agreements will continue in effect for successive annual periods, provided that their continuance is specifically approved at least annually by a vote of the Board, or by a vote of the holders of a majority of the Trust's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreements or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreements terminate automatically in the event of their assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of distribution of the Funds' shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

In connection with the offering of the Intermediate-Term Fund's shares and the Class I shares of the Insured Fund, aggregate underwriting commissions received by Distributors and the amounts retained by Distributors after allowances to dealers, were as follows:

FISCAL YEAR ENDED DECEMBER 31, 1995
                                    TOTAL
                                 COMMISSIONS             AMOUNT
FUND                              RECEIVED              RETAINED
Insured Fund                      $871,088               $55,389
Intermediate-Term Fund            $137,315               $18,658

FISCAL YEAR ENDED DECEMBER 31, 1994
                             TOTAL
                          COMMISSIONS            AMOUNT
FUND                        RECEIVED             RETAINED
Insured Fund               $1,248,174            $56,758
Intermediate-Term Fund     $ 206,123             $25,515

FISCAL YEAR ENDED DECEMBER 31, 1993
                                  TOTAL
                               COMMISSIONS              AMOUNT
FUND                            RECEIVED               RETAINED
Insured Fund                   $3,782,172              $81,946
Intermediate-Term Fund          $ 406,861              $41,280

Distributors may be entitled to reimbursement under the distribution plans of the Intermediate-Term Fund and the Class I shares of the Insured Fund, as discussed below. Dealers received $10 in connection with redemptions or repurchases of shares for the Insured Fund for the year ended December 31, 1995. Except as noted, Distributors received no other compensation from the Trust for acting as underwriter.

DISTRIBUTION PLANS
(INTERMEDIATE-TERM FUND AND INSURED FUND)

Each class of the Insured Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act. (the "Class I Plan" and "Class II Plan," respectively). The Intermediate-Term Fund has also adopted a distribution plan pursuant to Rule 12b-1 (the "Intermediate-Term Plan"). The distribution plans for each Fund and class may be collectively referred to as the "Plans".

Pursuant to the Class I Plan for the Insured Fund, the Fund may pay up to a maximum of 0.10% per annum (0.10 of 1%) of its average daily net assets for expenses incurred in the promotion and distribution of its shares.

Class I Plan for the Insured Fund. In implementing the Class I Plan, the Board has determined that the annual fees payable thereunder will be equal to the sum of: (i) the amount obtained by multiplying 0.10% by the average daily net assets represented by shares of Class I shares of the Insured Fund that were acquired by investors on or after May 1, 1994, the effective date of the plan ("New Assets"), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by shares of such Funds and class that were acquired before May 1, 1994 ("Old Assets"). Such fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.10% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the Class I Plan for the Insured Fund. The payments to be made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the Class I Plan for the Insured Fund, such as advertising.


The fee relating to the Class I Plan and the Intermediate-Term Plan is an expense of Class I as a whole and is a Fund expense of the Intermediate-Term Fund, so that all shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. That rate initially will be at least 0.07% (0.05% plus 0.02%) of such Fund's or class' average daily net assets and, as Class I shares and Intermediate-Term Fund shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Intermediate-Term Fund shares and Class I shares of the Insured Fund purchased on or after May 1, 1994 increases in relation to outstanding shares of such Fund or class, the expenses attributable to payments under the Class I Plan or the Intermediate-Term Plan will also increase (but will not exceed 0.10% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class I Plan and the Intermediate-Term Plan, such Plans permit the Trust's trustees to allow the Intermediate-Term Fund and the Insured Fund to pay a full 0.10% on all assets at any time. The approval of the Board would be required to change the calculation of the payments to be made under the Intermediate-Term Plan and the Class I Plan.

Pursuant to the Intermediate-Term Plan and the Class I Plan, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of the Intermediate-Term Fund's shares and the Class I shares of the Insured Fund, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of such Fund's or class' shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Intermediate-Term Fund or the Insured Fund, Distributors, or its affiliates.

For the fiscal year ended December 31, 1995, total amounts paid for advertising, printing, and payments to underwriter and broker-dealers by the Intermediate-Term Fund and Class I and Class II of the Insured Fund pursuant to their respective Plans were $35,980, $184,647 and $1,362.

The Class I Plan and the Intermediate-Term Plan do not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

The Class II Plan. Under the Class II Plan, the Insured Fund pays Distributors up to 0.50% per annum of the average daily net assets of Class II, payable quarterly, for distribution and related expenses. These fees may be used to compensate Distributors or others for providing distribution and related services and bearing certain Class II expenses. All expenses of distribution and marketing over this amount will be borne by Distributors or others who have incurred them without reimbursement by the Insured Fund. Under the Class II Plan, the Insured Fund also pays an additional 0.15% per annum of the average daily net assets of Class II, payable quarterly, as a servicing fee. This fee will be used to pay dealers or others for, among other things, assisting in establishing and maintaining customer accounts and records; assisting with purchase and redemption requests; receiving and answering correspondence; monitoring dividend payments from the Insured Fund on behalf of customers, and similar activities related to furnishing personal services and maintaining shareholder accounts. At the time of investment, Distributors may pay the securities dealer a commission of up to 1% of the amount invested out of its own resources.

Class I and Class II Plans. In addition to the payments to that Distributors or others are entitled to under the Plans, each Plan also provides that to the extent the Intermediate-Term Fund or the Insured Fund, the Manager or Distributors or other parties on behalf of such Funds, the Manager or Distributors, make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of shares of such Funds, including shares of each class of the Insured Fund, within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plans.


In no event shall the aggregate asset-based sales charges, which include payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc.,
Article III, Section 26(d)4. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with Rule 12b-1.


To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plans as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plans for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services you would be permitted to remain a shareholder of the Intermediate-Term Fund and the Insured Fund and alternate means for continuing the would be sought. In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which such Funds' shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of such Funds may be required to register as dealers pursuant to state law.

The Plans have been approved in accordance with the provisions of Rule 12b-1. The Class II Plan became effective on May 1, 1995. The Plans are effective through March 31, 1996 and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plans and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or, with respect to the Intermediate-Term Fund, the underwriting agreement with Distributors, or by vote of a majority of the respective Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plans and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the respective Fund's and class' outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.


Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plans and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

For the fiscal year ended December 31, 1995, Distributors had eligible expenditures of $254,812, $6,878 and $35,980 for advertising, printing, and payments to underwriters and broker-dealers pursuant to the Plans for the Insured Fund Class I and Class II and the Intermediate-Term Plan, respectively, of which the Fund paid Distributors $184,647, $1,362 and $35,980 under the Insured Fund Class I and Class II Plans and the Intermediate-Term Plan, respectively.

GENERAL INFORMATION

PERFORMANCE

As noted in the Prospectuses, each Fund and each class of the Insured Fund may from time to time quote various performance figures to illustrate their past performance and may occasionally cite statistics to reflect volatility or risk.


INTERMEDIATE-TERM AND INSURED FUNDS

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund or class be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by a Fund or class are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Intermediate-Term Fund and the classes of the Insured Fund to compute or express performance follows.

TOTAL RETURN

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made in the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

In considering the quotations of total return by each Fund and class, you should remember that the maximum front-end sales charge reflected in each quotation is a one-time fee (charged on all direct purchases) which will have its greatest impact during the early stages of your investment in a Fund. This charge will affect actual performance less the longer you retain the investment in a Fund. The average annual compounded rates of return for the Intermediate-Term Fund and Class I of the Insured Fund for the indicated periods ended on December 31, 1995, were as follows:

                                                                                FROM
FUND NAME                            ONE YEAR          THREE YEARS            INCEPTION
Insured Fund - Class I                13.43%              5.92%                 7.33%
Intermediate-Term Fund                11.75%              5.25%                 5.48%


These figures were calculated according to the SEC formula:

                                       n
                                 P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five-, or ten-year periods at the end of the one-, five-, or ten-year periods (or fractional portion thereof).


As discussed in their Prospectuses, the Intermediate-Term Fund and each class of the Insured Fund may quote total rates of return in the same manner as the average annual total return. These quotations are computed in the same manner as a Fund's average annual compounded rate, except that such quotations will be based on each Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods. The total rates of return for the Intermediate-Term Fund and Class I of the Insured Fund for the indicated periods ended on December 31, 1995, were as follows:

                                                                                 FROM
FUND NAME                           ONE YEAR           THREE YEARS            INCEPTION
Insured Fund - Class I               13.43%              18.84%                 39.20%
Intermediate-Term Fund               11.75%              16.58%                 19.08%

YIELD

The Current yield for the Intermediate-Term Fund and each class of the Insured Fund reflects the income per share earned by the Fund's portfolio investments and is determined by dividing the net investment income per share each Fund or class earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of a Fund or class during the base period. The yield for the Intermediate-Term Fund and Class I of the Insured Fund for the 30-day period ended on December 31, 1995, was 4.75% and 4.54%, respectively.


These figures were obtained using the following SEC formula:

                                              6
                         Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd

where:

a = interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

TAX EQUIVALENT YIELD


The Intermediate-Term Fund and each class of the Insured Fund may also quote a tax equivalent yield which demonstrates the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. The Tax equivalent yield is computed by dividing the portion of a Fund's or class' yield (computed as indicated above) that is tax-exempt by one minus the highest applicable combined federal, New York State and New York City income tax rate (and adding the product to the portion of a Fund's or class' yield that is not tax-exempt, if any). The tax equivalent yield for Class I of the Insured Fund and the Intermediate-Term Fund for the 30-day period ended on December 31, 1995, was 8.50% and 8.90%, respectively.

As of the date of this SAI, the federal income tax rate and the combined New York state and local income tax rate upon which each Fund's tax equivalent yield quotations are based were 39.60% and 11.59%, respectively. From time to time, as any changes to the rates become effective, tax equivalent yield quotations advertised by a Fund or class will be updated to reflect such changes. The Funds expect updates may be necessary as tax rates are changed by federal, state and local governments. The advantage of tax-free investments, such as the Funds, will be enhanced by any tax rate increases. Therefore, the details of specific tax increases may be used in sales material for the Funds.

CURRENT DISTRIBUTION RATE

Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to shareholders of a Fund or a class. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund or class during the past 12 months by a current maximum offering price. A taxable equivalent distribution rate demonstrates the taxable distribution rate equivalent to the current distribution rate of a Fund or a class (calculated as indicated above). The advertised taxable equivalent distribution rate will reflect the most current federal and New York State and New York City tax rates available to a Fund. Under certain circumstances, such as when there has been a change in the amount of dividend payout or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time.

VOLATILITY

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

For investors who are permitted to purchase shares of the Intermediate-Term Fund or Class I shares of the Insured Fund at net asset value, sales literature pertaining to Class I may quote a current distribution rate, yield, total return, average annual return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for public offering price.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

A Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds and classes belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help you better evaluate how an investment in the Insured Fund and the Intermediate-Term Fund may satisfy your investment objective, advertisements and other materials regarding such Funds may discuss certain measures of performance of each Fund or Class as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:


a) Merrill Lynch New York Municipal Bond Index - based upon yields from revenue and general obligation bonds weighted in accordance with their respective importance to the New York municipal market.

b) Lehman Brothers Municipal Bond Index (LMBI) or its component indices - LMBI measures yield, price and total return for the municipal bond market.

c) Bond Buyer's 20-Bond Index - an index of municipal bond yields based upon yields of 20 general obligation bonds maturing in 20 years.

d) Bond Buyer's 40-Bond Index - an index of municipal bond yields based upon yields of 40 revenue bonds maturing in 30 years.

e) Salomon Brothers Broad Bond Index or its component indices - measures yield, price, and total return for Treasury, agency, corporate, and mortgage bonds.

f) Lehman Brothers Aggregate Bond Index or its component indices - measures yield, price and total return for Treasury, agency, corporate, mortgage, and yankee bonds.

g) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

h) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg, L.P.

i) Financial publications: The Wall Street Journal, Business Week, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.


From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.


Advertisements or information may also compare performance of a Fund or a class to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in each Fund is not insured by any federal, state or private entity.


In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

MONEY FUND

CURRENT YIELD

The Current yield reflects the income per share earned by the Fund's portfolio investments and is computed by determining the net change, excluding capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then annualizing the result by multiplying the base period return by (365/7).

The yield for the Money Fund for the seven-day period ended on December 31, 1995, was 3.79%.


EFFECTIVE YIELD

Effective yield is computed in the same manner, except that the annualization of the return for the seven-day period reflects the results of compounding by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result.

Effective yield for the Money Fund for the seven-day period ended on December 31, 1995, was 3.86%.

This figure was obtained using the SEC formula:

                                           365
Effective Yield = [(Base Period Return + 1)   /7] - 1

TAX EQUIVALENT YIELD

The Money Fund may also quote a tax equivalent yield and a tax equivalent effective yield, which demonstrate the taxable yield necessary to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yields are computed by dividing that portion of the yield of the Money Fund (computed as indicated above) which is tax-exempt by one minus the highest combined federal and state income tax rate and adding the product to that portion of the yield of the Money Fund that is not tax-exempt. The tax equivalent yield based on the current yield of the Money Fund for the seven-day period ended on December 31, 1995, was 7.10%. The tax equivalent effective yield based on the effective yield of the Money Fund for the seven-day period ended on December 31, 1995, was 7.23%. The advertised tax-equivalent yield will reflect the most current federal and New York City and New York State tax rates available to the Money Fund.

The tax rate discussion under "Tax Equivalent Yield" with respect to the Insured Fund and the Intermediate-Term Fund applies as well to advertisements of tax equivalent yield by the Money Fund.

COMPARISONS

To help you better evaluate how an investment in the Money Fund might satisfy their investment objective, advertisements and other materials regarding the Money Fund may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:


a) IBC/Donoghue's Money Fund Report(R) - Industry averages for seven-day annualized and compounded yields of taxable, tax-free and government money funds.

b) Bank Rate Monitor - A weekly publication which reports various bank investments such as CD rates, average savings account rates and average loan rates.

c) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis, and Lipper - Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of any applicable sales charges.

d) Salomon Brothers Bond Market Roundup - A weekly publication which reviews yield spread changes in the major sectors of the money, government agency, futures, options, mortgage, corporate, Yankee, Eurodollar, municipal, and preferred stock markets. It also summarizes changes in banking statistics and reserve aggregates.

e) Inflation as measured by the Consumer Price Index, published by the U.S. Bureau of Labor Statistics.

f) Standard & Poor's Bond Indices - measures yield and price of corporate, municipal, and government bonds.

g) Financial Publications: The Wall Street Journal, Business Week, Changing Times, Financial World, Forbes, and Money magazine.

h) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

i) Lehman Brothers Aggregate Bond Index or its component indices - the Aggregate Bond Index measures yield, price, and total return for Treasury, Agency, Corporate, and Mortgage bonds.

j) Lehman Brothers Municipal Bond Index or its component indices - measures yield, price and total return for municipal bonds.

In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Money Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Money Fund to calculate its figures. In addition, there can be no assurance that the Money Fund will continue this performance as compared to such other averages.

OTHER FEATURES AND BENEFITS

ALL FUNDS

Under current tax laws, municipal securities remain one of the few investments offering the potential for tax-free income. In 1996, taxes could cost as much as $47 on every $100 earned from a fully taxable investment (based on the maximum combined 39.6% federal tax rate and the highest state tax rate of 12% for 1996.) Franklin tax-free funds, however, offer tax relief through a professionally managed portfolio of tax-free securities selected based on their yield, quality and maturity. An investment in a Franklin tax-free fund can provide an investor with the potential to earn income free of federal taxes and, depending on the fund, state and local taxes as well, while supporting state and local public projects. Franklin tax-free funds may also provide tax-free compounding, when dividends are reinvested. An investment in Franklin's tax-free funds can grow more rapidly than similar taxable investments.


Municipal securities are generally considered to be creditworthy, second in quality only to securities issued or guaranteed by the United States government and its agencies. The market price of such securities, however, may fluctuate. This fluctuation will have a direct impact on the net asset value of an investment in a Fund.

Currently, there are more mutual funds than there are stocks listed on the Exchange. While many of them have similar investment objectives, no two are exactly alike. As noted in the Prospectuses, shares of a Fund are generally sold through securities dealers or other financial institutions. Investment representatives of such securities dealers or financial institutions are experienced professionals who can offer advice on the type of investment suitable to an investor's unique goals and needs, as well as the types of risks associated with such investment.


Each Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in the Trust cannot guarantee that such goals will be met.

MISCELLANEOUS INFORMATION

Each Fund is a member of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the U. S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 48 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $135 billion in assets under management for more than 3.9 million U.S. based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offers 114 U.S.-based mutual funds. The Fund may identify itself by its NASDAQ symbol or CUSIP number.

Franklin is a leader in the tax-free mutual fund industry and manages more than $41 billion in municipal bond assets for over half a million investors. According to Research and Ratings Review, Volume II, dated February 28, 1994, Franklin's municipal research team ranked number 2 out of 1,000 investment advisory firms surveyed by TMS Holdings, Inc. As of August 31, 1995, this ranking was unchanged.

The Dalbar Surveys, Inc. broker/dealer survey has ranked Franklin number one in service quality for five of the past eight years.


From time to time, advertisements or sales material issued by a Fund may discuss or be based upon information in a recent issue of the Special Report on Tax Freedom Day published by the Tax Foundation, a Washington, D.C. based nonprofit, research and public education organization. The report illustrates, among other things, the amount of time, on an annual basis, the average taxpayer works to satisfy his or her tax obligations to the federal, state and local taxing authorities.

As of February 12, 1996, the principal shareholder of the Franklin New York Insured Tax-Free Income Fund-Class II, beneficial or of record, was as follows:

NAME AND ADDRESS                     SHARE AMOUNT        PERCENTAGE
Brewster J. Chase
252 Etna Rd.
Ithaca, NY 14850-9122                  6,476.684            5.9%

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

The portfolio insurance of the Insured Fund may affect the value of the Insured Fund's shares under certain circumstances. As discussed in the Insured Fund's Prospectus, unless a Secondary Market Insurance Policy is purchased with respect to the portfolio security, the Insured Fund intends to hold any defaulted securities or securities for which there is a significant risk of default in its portfolio until the default has been cured or the principal and interest are paid by the issuer or the insurer. In such circumstances, the Board has instructed the Manager to consider in its evaluation of these securities the value of the insurance for the interest and principal payments, as well as the market value of the portfolio securities, the market value of securities of similar issuers whose securities carry similar interest rates, and the discounted present value of the interest and principal payments to be received from the insurance company. Absent any unusual or unforeseen circumstances as a result of the Portfolio Insurance Policy, the Manager would likely recommend that the Insured Fund value the defaulted securities, or securities for which there is a significant risk of default, at the same price as securities of a similar nature which are not in default. A defaulted security covered by a Secondary Market Policy would be valued at market.

As a shareholder of a Massachusetts business trust, you could under certain circumstances, be held personally liable a partner for its obligations. The Trust's Agreement and Declaration of Trust, however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of Trust assets if you are held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against you for any act or obligation of the Trust and satisfy any judgment thereon. All such rights are limited to the assets of a Fund. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Fund as an investment company, as distinguished from an operating company, would no likely give riser to liabilities in excess of a Fund's total assets. Thus, the risk of you incurring financial loss on account of shareholder liability is limited to the unlikely circumstances in which both inadequate insurance exists and the Trust itself is unable to meet its obligations.

OWNERSHIP AND AUTHORITY DISPUTES

In the event of disputes involving multiple claims of ownership or authority to control your account, a Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a Notice of Levy.

FINANCIAL STATEMENTS

The financial statements contained in the Trust's Annual Report to Shareholders for the year ended December 31, 1995, are incorporated herein by reference.


APPENDICES

APPENDIX A - RISK FACTORS AFFECTING
NEW YORK MUNICIPAL SECURITIES

The following information as to certain New York State ("State") and New York City ("City") risk factors is given to investors in view of the policy of each Fund of concentrating its investments in New York issuers. The information provided constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Trust to be reliable, including official statements relating to securities offerings of the state of New York and municipal issuers, and periodic publications by national ratings organizations. Such information, however, has not been independently verified by the Trust.

New York State. Constitutional challenges to State laws have limited the amount of taxes which political subdivisions can impose on real property. In 1979, the State's highest court declared unconstitutional a State law allowing localities and school districts to impose a special increase in real estate property taxes in order to raise funds for pensions and other uses. Additional court actions have been brought against the State, certain agencies and municipalities relating to financing, the amount of real estate tax, and the use of tax revenues which could affect the ability of the State or its political subdivisions to pay their obligations, require extraordinary appropriations or expenditure reductions, or both, and which could have a material adverse effect upon the financial condition of the State and various of its agencies and subdivisions.

A substantial principal amount of bonds issued by various State agencies and authorities are either guaranteed by the State or supported by the State through lease-purchase arrangements, or other contractual or moral obligation provisions. Moral obligation commitments by the State impose no immediate financial obligations on the State and require appropriations by the legislature before any payments can be made. Failure of the State to appropriate necessary amounts or to take other action to permit the authorities and agencies to meet their obligations could result in defaults on such obligations. If a default were to occur, it would likely have a significant adverse impact on the market price of obligations of the State and its authorities and agencies. In recent years, the State has had to appropriate large amounts of funds to enable State agencies to meet their financial obligations and, in some cases, prevent default. Additional assistance is expected to be required in current and future fiscal years since certain localities and authorities continue to experience financial difficulties.

To the extent State agencies and local governments require State assistance to meet their financial obligations, the ability of the state of New York to meet its own obligations as they become due or to obtain additional financing could be adversely effected. This financial situation could result not only in defaults of State and agency obligations but also impairment of the marketability of securities issued by the State, its agencies and local governments.

Beginning in 1989, as a result of the recession which affected the entire nation, the state of New York experienced the largest and longest contraction in its labor force since the 1930s, with a loss of more than 500,000 jobs between mid-1989 and mid-1993. The State's economy has begun to recover, although at a slower pace than that of the nation as a whole. The State's employment is not projected to reach prerecession levels until the end of 1998, with average growth of 1.4% per year. Much of the State's projected increase in employment levels is expected to come from growth in the State's service and trade sectors, which currently account for approximately 31.5% and 20.2%, respectively, of the State's total employment. The State's manufacturing sector, which currently represents approximately 12% of the State's total employment, is expected to continue to decline at an annual rate of 1.6%.

New York is the second most populated state in the nation. The State's per capita income exceeds the national average by 19.2%, although real income growth is projected to lag behind the nation by 0.9%. Debt levels are considered high both on a per capita basis and as a percentage of income and continue to rise. Debt service currently represents 5.9% of general fund tax receipts. Servicing this debt will continue to impose a burden on the State.

The State's fiscal year 1995 financial report showed signs of continued improvement in the State's financial performance with a small general fund operating deficit as a result of a reduction in spendings by almost $850 million. The State's fiscal 1996 financial plan was balanced and included the first phase of a income tax reduction plan.

Current projections for fiscal year 1997 show a $1.4 billion budget deficit. The deficit is a consequence of an adopted budget with higher than proposed spending, an increased use of non-recurring resources, and personal income tax cuts.


New York City. In 1975, New York City suffered several financial crises which impaired and continue to impair the borrowing ability of both the City and the State. In that year, the City lost access to public credit markets. The City was not able to sell short-term or long-term notes to the public until 1979 and 1981, respectively. To help New York City out of its financial difficulties, the State Legislature created the Municipal Assistance Corporation ("MAC") in 1975. MAC has the authority to issue bonds and notes and pay or lend the proceeds to the City. MAC also has the authority to exchange its obligations for City obligations. MAC bonds are payable out of certain State sales and use taxes imposed by the City, State stock transfer taxes and per capita State aid to the City. The State is not, however, obligated to continue these taxes, to continue appropriating revenues from these taxes, nor to continue the appropriation of per capita State aid to pay MAC obligations. MAC does not have taxing powers, and its bonds are not obligations enforceable against either the City or the State.

Since 1975, the City's financial condition has been subject to oversight and review by the New York State Financial Control Board (the "FCB"), and since 1978 its financial statements have been audited by independent accounting firms. To be eligible for guarantees and assistance, the City was annually required to submit to the FCB a financial plan for the next four fiscal years, covering the City and certain agencies, showing balanced budgets determined in accordance with generally accepted accounting principles. Although the FCB's powers of prior approval were suspended effective June 30, 1986, because the City had satisfied certain statutory conditions, the City continues to submit four-year plans to the FCB for its review. In the event of a year-end operating deficit greater than $100 million, the FCB has the authority to assume a significant degree of control over the City's finances, which includes the ability to approve or disapprove contracts and the City's four-year financial plan.

On January 17, 1995, S&P placed the City's general obligation bonds on CreditWatch with negative implications, as a result of the City's plan to shift $120 million of current debt costs to future years through the refunding of such debt. This action resulted from an estimated $650 million budget gap for the fiscal year. The ratings of the City's short-term notes and insured issues are not affected.

Projections for the City's fiscal year 1997 estimate a budget deficit of $2 billion, most of which is due to shortfalls in projected tax revenues and state aid. Efforts to close this gap will focus on reductions and spending cuts in the areas of welfare and healthcare entitlements, and cuts in City services and personnel.


Both the State and City face potential economic problems which could seriously affect their ability to meet their financial obligations. The economic problems of New York City adversely affect the State in numerous ways. In addition, for decades the State economy has grown more slowly than that of the nation as a whole, resulting in a decline in the position of New York as one of the country's wealthiest states. The causes of this decline are varied and complex and some causes reflect international and national trends beyond the State's and City's control. Some analysts feel that this long-term decline is the result of State and local taxation, which is among the highest in the nation, and which may cause corporations to locate outside the State. The current high level of taxes limits the ability of the State and City to impose higher taxes in the event of future difficulties.

APPENDIX B - DESCRIPTION OF MUNICIPAL
SECURITIES RATINGS

MUNICIPAL BONDS

MOODY'S

AAA - Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA - Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA - Municipal bonds which are rated Baa are considered medium grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Municipal bonds which are rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Municipal bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON. (-): Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis condition.

NOTE: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its municipal bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


S&P

AAA - Municipal bonds rated AAA are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. In the market they move with interest rates, and hence provide maximum safety on all counts.

AA - Municipal bonds rated AA also qualify as high-grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A - Municipal bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but also, to some extent, economic conditions.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: This rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

NOTE: The S&P ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

FITCH

AAA BONDS: Municipal bonds rated AAA are considered to be of investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal which is unlikely to be affected by reasonably foreseeable events.

AA BONDS: Municipal bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA, and not significantly vulnerable to foreseeable future developments.

A BONDS: Municipal bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB BONDS: Municipal bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

MOODY'S

Moody's ratings for state, municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

MIG-1: Notes are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


MIG-2: Notes are of high quality, with margins of protection ample, although not so large as in the preceding group.

MIG-3: Notes are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

MIG-4: Notes are of adequate quality, carrying specific risk, but having protection and not distinctly or predominantly speculative.

S&P

Until June 29, 1984, S&P used the same rating symbols for notes and bonds. After June 29, 1984, for new municipal note issues due in three years or less, the ratings below will usually be assigned. Notes maturing beyond three years will most likely receive a bond rating of the type recited above.

SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics will be given a "plus" (+) designation.

SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S

Moody's Commercial paper ratings, which are also applicable to municipal paper investments permitted to be made by the Trust, are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (PRIME-1): Superior capacity for repayment.

P-2 (PRIME-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A plus (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH'S SHORT-TERM AND COMMERCIAL PAPER RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+: Exceptionally strong credit quality. Regarded as having the strongest degree of assurance for timely payment.


F-1: Very strong credit quality. Reflect on assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good credit quality. A satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair credit quality. Have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

F-5: Weak credit quality. Have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Actual or imminent payment default.

LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.







FRANKLIN NEW YORK TAX-FREE TRUST
File Nos. 33-7785
811-4787

FORM N-1A

PART C
Other Information

Item 24   Financial Statements and Exhibits

a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated December 31, 1995 as filed with the SEC electronically on form type N-30D on February 28, 1996.

      (i)   Report of Independent Auditors

      (ii) Statements of Investments in Securities and Net Assets - December 31, 1995

      (iii) Statements of Assets and Liabilities - December 31, 1995

      (iv)  Statements of Operations - for the year ended December 31, 1995

      (v) Statements of Changes in Net Assets - for the years ended December 31, 1995 and 1994.

      (vi)  Notes to Financial Statements

b)  Exhibits:

The following exhibits are incorporated by reference, except for exhibit 6(i), 6(ii), 8(iii), 8(iv), 8(v), 11(i), 15(iii), 27(i), 27(ii), 27(iii) and 27(iv)
which are filed herewith.

(1)  copies of the charter as now in effect;

      (i)  Agreement and Declaration of Trust dated July 17, 1986
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

      (ii) Amendment to the Agreement and Declaration of Trust dated January 22, 1991.
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

      (iii)Certificate of Amendment of Agreement and Declaration of Trust dated March 21, 1995
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

(2)  copies of the existing By-Laws or instruments corresponding thereto;

      (i)  By-Laws
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

(3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

            Not Applicable

(4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

            Not Applicable

(5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

      (i) Management Agreement between Registrant on behalf of the Franklin New York Tax-Exempt Money Fund and Franklin Advisers, Inc. dated October 10, 1986
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

      (ii) Management Agreement between Registrant on behalf of the Franklin New York Insured Tax-Free Income Fund and Franklin Advisers, Inc. dated April 23, 1991
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

      (iii)Management Agreement between Registrant on behalf of the Franklin New York Intermediate-Term Tax-Free Income Fund and Franklin Advisers, Inc. dated September 21, 1992
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

(6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

      (i) Amended and Restated Distribution Agreement between Registrant on behalf of all Series except Franklin New York Tax-Exempt Money Fund and Franklin/Templeton Distributors, Inc. dated May 16, 1995

      (ii) Amended and Restated Distribution Agreement between Registrant on behalf of the Franklin New York Tax-Exempt Money Fund and Franklin/Templeton Distributors, Inc. dated March 29, 1995

     (iii)Form of Dealer Agreement between Franklin/Templeton Distributors, Inc. and dealers:
          Registrant: Franklin Federal Tax-Free Income Fund
          Filing: Post-Effective Amendment No. 17 to
          Registration on Form N-1A
          File No. 2-75925
          Filing Date: March 28, 1995

(7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

            Not Applicable

(8) copies of all custodian agreements and depository contracts under Section 17(f) of the 1940 Act, with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

      (i) Custodian Agreement dated April 23, 1991 between Registrant and Bank of America NT & SA
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

     (ii) Copy of Custodian Agreements between Registrant and Citibank Delaware:
            1.  Citicash Management ACH Customer Agreement
            2.  Citibank Cash Management Services Master Agreement
            3.  Short Form Bank Agreement - Deposits and Disbursements of Funds:
            Registrant: Franklin Premier Return Fund
            Filing: Post-Effective Amendment No. 54 to Registration on Form N-1A File No. 2-12647
            Filing Date: February 27, 1995

     (iii)Master Custody Agreement between Registrant and Bank of New York dated February 16, 1996

      (iv) Terminal Link Agreement between Registrant and Bank of New York dated February 16, 1996

      (v) Amendment to Custodian Agreement dated April 12, 1995 between Registrant and Bank of America NT & SA

(9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

            Not Applicable

(10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will, when sold, be legally issued, fully paid and nonassessable;

            Not Applicable

(11) copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

      (i)  Consent of Independent Auditors dated February 27, 1996

(12) all financial statements omitted from Item 23;

            Not Applicable

(13) copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

            Not Applicable

(14) copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

            Not Applicable

(15) copies of any plan entered into by Registrant pursuant to Rule 12b-1 under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

      (i) Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin New York Insured Tax-Free Income Fund and
            Franklin/Templeton Distributors, Inc. dated May 1, 1994.
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995


      (ii) Amended and Restated Distribution Plan pursuant to Rule 12b-1 between Registrant on behalf of Franklin New York Intermediate-Term Tax-Free Income Fund and Franklin/Templeton Distributors Inc. dated July 1, 1993.
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

      (iii) Distribution Plan pursuant to Rule 12b-1 between
            Franklin/Templeton Distributors, Inc. and Registrant on behalf of Franklin New York Insured Tax-Free Income Fund - Class II dated March 30, 1995
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

(16) schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

      (i)  Schedule for computation of Performance Quotation
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

 (17) Power of Attorney

      (i)  Power of Attorney dated February 16, 1995
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

      (ii) Certificate of Secretary dated February 16, 1995
            Filing: Post-effective Amendment No. 13 to Registration Statement on Form N-1A
            File No. 33-7785
            Filing Date: April 25, 1995

(27)  Financial Data Schedule

     (i)  Financial Data Schedule for Franklin New York Tax-Exempt Money Fund

     (ii) Financial Data Schedule for Franklin New York Insured Tax-Free Income Fund - Class I

     (iii)Financial Data Schedule for Franklin New York Insured Tax-Free Income Fund - Class II

     (iv) Financial Data Schedule for Franklin New York Intermediate-Term Tax-Free Income Fund

 Item 25  Persons Controlled by or under Common Control with Registrant

             None

Item 26  Number of Holders of Securities

As of December 31, 1995 the number of record holders of each class of securities of the Registrant was as follows:

                                                    Number of
    Title of Class                                  Record Holders
                                                    Class I             Class II

    Shares of Beneficial
    Interest of Franklin New York Insured
    Tax-Free Income Fund                            5,103               31

    Shares of Beneficial
    Interest of Franklin New York Tax-Exempt Money
    Fund                                            4,056               N/A

    Shares of Beneficial
    Interest of Franklin New York
    Intermediate-Term Tax-Free Income Fund          982                 N/A


Item 27  Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28  Business and Other Connections of Investment Adviser

 The officers and directors of the Registrant's investment adviser also serve as officers, directors, and/or trustees for (1) the adviser's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 29  Principal Underwriters

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of AGE High Income Fund, Inc., Franklin California Tax-Free Income Fund, Inc., Franklin California Tax-Free Trust, Franklin Custodian Funds, Inc., Franklin Equity Fund, Franklin Federal Money Fund, Franklin Federal Tax-Free Income Fund, Franklin Gold Fund, Franklin International Trust, Franklin Investors Securities Trust, Franklin Managed Trust, Franklin Money Fund, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Inc., Franklin Premier Return Fund, Franklin Real Estate Securities Trust, Franklin Strategic Mortgage Portfolio, Franklin Strategic Series, Franklin Tax-Exempt Money Fund, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Tax-Advantaged International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Free Trust, Franklin Value Investors Trust, Institutional Fiduciary Trust, Templeton American Trust, Inc., Franklin Templeton Global Trust, Franklin Templeton Japan Fund, Franklin Templeton Money Fund Trust, Templeton Capital Accumulator Fund, Inc., Templeton Developing Markets Trust, Templeton Funds, Inc., Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Growth Fund, Inc., Templeton Income Trust, Templeton Institutional Funds, Inc., Templeton Real Estate Securities Fund, Templeton Smaller Companies Growth Fund, Inc., Templeton Variable Products Series Fund.


b) The information required by this Item 29 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 30  Location of Accounts and Records

 The accounts, books or other documents required to be maintained by Section 31
 (a) of the Investment Company Act of 1940 are kept by the Trust or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

Item 31  Management Services

 There are no management-related service contracts not discussed in Part A or Part B.

Item 32  Undertakings

a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

b) The Registrant hereby undertakes to comply with the information requirement in Item 5A of the Form N-1A by including the required information in the Trust's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the State of California, on the 1st day of March, 1996.

                                    FRANKLIN NEW YORK TAX-FREE TRUST
                                    (Registrant)

                                    By: Rupert H. Johnson Jr.*
                                        Rupert H. Johnson Jr.
                                        President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Rupert H. Johnson, Jr.*                 Principal Executive Officer and Trustee
Rupert H. Johnson, Jr.                  Dated:  March 1, 1996

Frank H. Abbott, II*                    Trustee
Frank H. Abbott, II                     Dated: March 1, 1996

Harris J. Ashton*                       Trustee
Harris J. Ashton                        Dated: March 1, 1996

S. Joseph Fortunato*                    Trustee
S. Joseph Fortunato                     Dated: March 1, 1996

David W. Garbellano*                    Trustee
David W. Garbellano                     Dated: March 1, 1996

Charles B. Johnson*                     Trustee
Charles B. Johnson                      Dated: March 1, 1996

Frank W.T. LaHaye*                      Trustee
Frank W.T. LaHaye                       Dated: March 1, 1996

William J. Lippman*                     Trustee
William J. Lippman                      Dated: March 1, 1996

Gordon S. Macklin*                      Trustee
Gordon S. Macklin                       Dated: March 1, 1996

Martin L. Flanagan*                     Principal Financial Officer
Martin L. Flanagan                      Dated: March 1, 1996

Diomedes Loo-Tam*                       Principal Accounting Officer
Diomedes Loo-Tam                        Dated: March 1, 1996


*By  Larry L. Greene, Attorney-in-Fact
    (Pursuant to a Power of Attorney previously filed)